                                                          EXHIBIT 10.83   1 of 8
                                 PROMISSORY NOTE
                                    (GROUP 1)

                                  DEFINED TERMS

=========================================================================================================================
Execution Date:  January 10, 2002                            City and State of Signing:  Los Angeles, California

-------------------------------------------------------------------------------------------------------------------------
Loan Amount:  $12,000,000                                    Interest Rate:
                                                             6.7% per annum
-------------------------------------------------------------------------------------------------------------------------
Borrower:   Kilroy Realty, L.P.
            a Delaware limited partnership
-------------------------------------------------------------------------------------------------------------------------
Borrower's Address:    2250 East Imperial Highway, Suite 1200
                       El Segundo, California 90245
-------------------------------------------------------------------------------------------------------------------------
Holder: METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
-------------------------------------------------------------------------------------------------------------------------
Holder's Address:      Metropolitan Life Insurance Company
                       200 Park Avenue
                       12th Floor
                       New York, New York 10166
                       Attention:  Senior Vice President

                  and: Metropolitan Life Insurance Company
                       400 South El Camino Real, 8th Floor
                       San Mateo, California 94402
                       Attention:  Vice-President, Real Estate Investments

-------------------------------------------------------------------------------------------------------------------------
Maturity Date:  January 10, 2012                             Advance Date: The date funds are disbursed to Borrower.

-------------------------------------------------------------------------------------------------------------------------
Interest Only Period: The period from the Advance Date       Principal and Interest Installment Date:  The first day of
and ending on the last day of the month in which the         the second calendar month following the Advance Date.
Advance Date occurs.
-------------------------------------------------------------------------------------------------------------------------

                                    1
                                                                         Group 1

-----------------------------------------------------------------------------------------------------------------------
Monthly Installment: Equal monthly installments of           Permitted Prepayment Period: During the 90 day period
principal and interest at the Interest Rate each in the      prior to the Maturity Date, Borrower may prepay the Loan
amount of $77,433.36, subject to adjustment as provided in   and the Related Loans without a Prepayment Fee on 30
Section 1(c).                                                days prior written notice. In addition, commencing on
                                                             the first day of the 61/st/ month following the Advance
The Monthly Installment is based upon an amortization        Date, Borrower may prepay the Loan and the Related Loans
period of 30 years.                                          with a Prepayment Fee on 60 days prior written notice on
                                                             the terms and conditions contained in Sections 8 and 9
                                                             hereof.
-----------------------------------------------------------------------------------------------------------------------
Late Charge: An amount equal to four cents ($.04) for each dollar that is overdue.

Default Rate: An annual rate equal to the Interest Rate plus four percent (4%).
-----------------------------------------------------------------------------------------------------------------------
Note:  This Promissory Note.

Related Notes:  Those certain promissory notes described in Exhibit C to the Deed of Trust.

Related Loans:  The loans evidenced by the Related Notes.

Deed of Trust: Deed of Trust, Security Agreement, and Fixture Filing (Group 1) dated as of the Execution Date granted by Borrower to the Trustee named in the Deed of Trust for the benefit of Holder.

Related Deeds of Trust:  Those certain deeds of trust described on Exhibit C to the Deed of Trust.

Loan Documents: This Note, the Deed of Trust, the Related Notes, the Related Deeds of Trust and any other documents related to this Note, the Deed of Trust, the Related Notes and/or the Related Deeds of Trust and all
renewals, amendments, modifications, restatements, substitutions and extensions of these documents.

Unsecured Indemnity Agreement:  Unsecured Indemnity Agreement (Group 1) dated as of the Execution Date and executed by Borrower in favor of Holder.

Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 2), Unsecured Indemnity
Agreement (Group 3) and Unsecured Indemnity Agreement (Group 4), each dated as of the Execution Date and executed by Borrower in favor of Holder.

The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and
shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.
=======================================================================================================================

                                    2                                    Group 1

                  FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

                  Capitalized terms which are not defined in this Note shall have the meanings set forth in the Deed of Trust.

                  1.       Payment of Principal and Interest.  Principal and
                           ---------------------------------
interest under this Note shall be payable as follows:

                           (a)  Interest  on the funded  portion of the Loan
Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

                           (b)  Commencing on the Principal and Interest
Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; provided, however, that commencing with the 49th month following the Advance Date, Borrower may, by notice to Holder, elect, in lieu of the Monthly Installment, to make payments of interest only on the outstanding principal balance of the Secured Indebtedness, at the Interest Rate ("Interest Only Conversion") on the following terms and conditions:

                                    (i)  (A)  the loan to value ratio of the
             then aggregate outstanding principal balance of the Loan and the Related Loans is equal to or less than sixty percent (60%) of the aggregate appraised value of the Property and the Related Properties (as determined by Holder or by an appraiser approved by Holder in its sole discretion and at Borrower's cost), (B) the "debt service coverage ratio", defined as the ratio of the aggregate net operating income derived from the Property and the Related Properties to the aggregate debt service on the Loan and the Related Loans (including, without limitation, the Monthly Installment and any escrow deposits required under the Loan Documents), as determined by Holder in its sole discretion, equals or exceeds 1.75:1, measured both on an actual basis for the 12-month period prior to the Interest Only Conversion and a projected basis from the period of Borrower's request to make the Interest Only Conversion through the Maturity Date; and (C) at the time of the Interest Only Conversion, the stock of the general partner of Borrower must continue to be publicly traded.

                                    (ii)    The Interest Only Conversion will
             occur (the "Conversion Date") following Borrower's written request and Holder's confirmation in writing that the conditions set forth in subparagraph (i) above have been met.

                                    (iii)   If the Interest Only Conversion
             occurs, Holder reserves the right to reappraise the Property and the Related Properties and to re-assess the debt service coverage ratio for the Property and the Related Properties every three (3) years after the Conversion Date. If (A) in connection with Holder's exercise of its reappraisal right under the preceding sentence, the aggregate outstanding principal balance of the Loan and the Related Loans is greater than sixty percent (60%) of the reappraised value of the Property and the Related Properties, (B) in connection with Holder's exercise of its reassessment right under the preceding sentence, the debt service coverage ratio of the Property and the Related Properties is, or is projected to be through the Maturity Date, less than 1.75:1, or (C) at any time the general partner of the Borrower ceases to be publicly traded, then upon the date of notice of such determination or event from Holder to Borrower, Borrower shall resume payment of the Monthly Installment under the Note and the "Monthly Installments" under the Related Notes, with the amortization schedule to be continued at the point where such schedule was suspended when the Interest Only Conversion occurred. For example, if the Interest Only Conversion occurs after five (5) years of amortization, and then the Monthly Installments under the Notes and the Related Notes are resumed as required above after three (3) years, the Monthly Installments on the Note and the Related Notes will be calculated pursuant to an amortization schedule as of the beginning of the sixth (6/th/) year of the entire 30-year amortization schedule (with the allocation of the principal and interest components of the Monthly Payments adjusted to reflect the payment of any principal

                                       3                                Group 1
         in accordance with the Loan Documents (for example as a result of a release in accordance with the provisions of the Deed of Trust) during the Interest Only Conversion period).

                           (c)  If Borrower exercises its right under Section
14.02 of the Deed of Trust to have any of the Property released from the lien of the Deed of Trust, Holder will recalculate the amount of the Monthly Installment, based on the Loan Amount as reduced by the payment of the Release Price (as defined in the Deed of Trust) and a continuation of the thirty year amortization schedule.

                           (d)  On the Maturity Date, a final payment in the
aggregate amount of the unpaid principal sum evidenced by this Note and the Related Notes, all accrued and unpaid interest, and all other sums payable under and evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "Secured Indebtedness") shall become immediately payable in full.

                  Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

                  Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

                  2. Application of Payments. At the election of Holder, and to
                     -----------------------
the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied in the order selected by Lender to reduce the then unpaid principal balance of the Loan and the Related Loans.

                  3. Security. The covenants of the Deed of Trust and the
                     --------
Related Deeds of Trust are incorporated by reference into this Note. This Note shall evidence, and the Deed of Trust and Related Deeds of Trust shall secure, repayment of all principal, all accrued and unpaid interest and all other sums evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents, as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date.

                  4. Late Charge. If any payment of interest, any payment of a
                     -----------
Monthly Installment or any payment of a required escrow deposit hereunder or under the Related Notes is not paid within seven (7) days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

                  5. Acceleration Upon Default. At the option of Holder, if
                     -------------------------
Borrower fails to pay any sum specified in this Note within 7 days of the due date, or if an Event of Default occurs, the Secured Indebtedness (which Borrower acknowledges includes the amounts outstanding hereunder and under the Related Notes), and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "Accelerated Loan Amount") shall become immediately due and payable.

                  6. Interest Upon Default.  The Accelerated Loan Amount shall
                     ---------------------
bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The

                                       4                                 Group 1

Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

                  7. Limitation on Interest. The agreements made by Borrower
                     ----------------------
with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Secured Indebtedness. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

                  8. Prepayment. Borrower shall not have the right to prepay all
                     ----------
or any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms or in Section 14.02 of the Deed of Trust in connection with the release of a portion of the Property from the lien of the Deed of Trust. Notwithstanding the preceding sentence, Borrower shall only be entitled to prepay all or any portion of the Note as provided in the Defined Terms if concurrently with such prepayment, Borrower also prepays all amounts outstanding under the Related Notes together with all "Prepayment Fees" provided for in the Related Notes. If Borrower provides notice of its intention to prepay all or any portion of the Loan or the Related Loans under circumstances other than those provided for in Section 14.02 of the Deed of Trust, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

                  9. Prepayment Fee.
                     --------------

                     (a) Any tender of payment by Borrower or any other person or entity of all or any portion of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date,
(ii) the application of money to the principal of the Loan after a casualty or condemnation (unless such application is made during the 90 day period prior to the Maturity Date), or (iii) in connection with a purchase of the Property or a Related Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property or a Related Property (except in connection with a release of any of the Property or Related Properties from the lien of the Deed of Trust pursuant to
Section 14.02 of the Deed of Trust, in which case any prepayment fee shall be determined in accordance with the provisions of Section 14.02 of the Deed of Trust), then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

                     (b) The "Prepayment Fee" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between (x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

                     (c) The "Treasury Rate" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the Federal Reserve Statistical
                                                     ---------------------------
Release [H. 15 (519)] under the heading "U.S. Government Securities - Treasury
--------------------
Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two (2) weeks before the date of the scheduled prepayment.

                                       5                                 Group 1

               (d) The "Prepayment Ratio" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

          10.  Waiver of Right to Prepay Note Without Prepayment Fee. Borrower
               -----------------------------------------------------
acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

          BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE DEED OF TRUST, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

BORROWER'S INITIALS:_________

          11.  Liability of Borrower. Upon the occurrence of an Event of
               ---------------------
Default, except as provided in this Section 11, Holder will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower (i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower, if all of Borrower's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Borrower to Holder, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with Article VI of the Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Holder in connection with any foreclosure instituted pursuant to the Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Deed of Trust pertaining to ERISA; (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Holder and arising from any breach of a covenant contained in Article VI of the Deed of Trust, or any warranty or indemnity agreement given to Holder with respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure
Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Holder to waive the security of the Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel,

                                        6                                Group 1
and thereafter to exercise against Borrower, to the extent permitted by such
Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Holder's claim against Borrower to judgment, and any other rights and remedies permitted by law; and/or (xi) to recover Impositions or Premiums which Borrower fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of the Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Holder exercises the rights and remedies of an unsecured creditor in accordance with clause (x) above, Borrower promises to pay to Holder, on demand by Holder following such exercise, all amounts owed to Holder under any Loan Document, and Borrower agrees that it and its general partner, if any, will be personally liable for the payment of all such sums.

          The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that prior to the repayment of the Secured Indebtedness, Borrower or the general partner of Borrower commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

          12.  Waiver by Borrower. Borrower and others who may become liable for
               ------------------
the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

          13.  Exercise of Rights. No single or partial exercise by Holder, or
               ------------------
delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

          14.  Fees and Expenses. If Borrower defaults under this Note, Borrower
               -----------------
shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee.

          15.  No Amendments. This Note may not be modified or amended except in
               -------------
a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower and Holder and there is no unwritten oral credit agreement with respect to the subject matter of the Loan.

          16.  Governing Law. This Note is to be construed and enforced in
               -------------
accordance with the laws of the State.

          17.  Construction. The words "Borrower" and "Holder" shall be deemed
               ------------
to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any Section of this Note.

          18.  Notices. All notices, demands, requests and consents permitted or
               -------
required under this Note shall be given in the manner prescribed in the Deed of Trust.

          19.  Time of the Essence. Time shall be of the essence with respect to
               -------------------
all of Borrower's obligations under this Note.

                                        7                                Group 1

          20.  Severability. If any provision of this Note should be held
               ------------
unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

                                        8                                Group 1

          IN WITNESS WHEREOF, Borrower has executed this Note as of the Execution Date.

                              KILROY REALTY, L.P.,
                              A Delaware limited partnership

                              By:    KILROY REALTY CORPORATION,
                                     A Maryland corporation
                                     General Partner

                                     By:  /s/ TYLER H. ROSE
                                          --------------------------------------
                                          Tyler H. Rose
                                          Senior Vice President and Treasurer



                                     By:  /s/ TIMOTHY M. SCHOEN
                                          --------------------------------------
                                          Timothy M. Schoen
                                          Vice President

                                       S-1                               Group 1

                                                          Exhibit 10.83   2 of 8



------------------------------------
RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

O'Melveny & Myers LLP
610 Newport Center Drive
17th Floor
Newport Beach, California 92660
Attention:  Diana A. Scherer, Esq.
------------------------------------


                      DEED OF TRUST, SECURITY AGREEMENT AND

                                 FIXTURE FILING

                                    (GROUP 1)

                                       BY

                              KILROY REALTY, L.P.,

                         a Delaware limited partnership,
                                   as Trustor

                                       TO

                             CHICAGO TITLE COMPANY,

                            a California corporation,

                                   as Trustee
                               for the benefit of

                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,
                                 as Beneficiary

                          Dated as of January 10, 2002

                                                                         Group 1

                                TABLE OF CONTENTS

               ARTICLE I - GRANT OF SECURITY

Section 1.01   REAL PROPERTY GRANT ..............................................    3
Section 1.02   PERSONAL PROPERTY GRANT ..........................................    4
Section 1.03   CONDITIONS TO GRANT ..............................................    4

               ARTICLE II - TRUSTOR COVENANTS

Section 2.01   DUE AUTHORIZATION, EXECUTION AND DELIVERY ........................    5
Section 2.02   PERFORMANCE BY TRUSTOR ...........................................    5
Section 2.03   WARRANTY OF TITLE ................................................    5
Section 2.04   TAXES, LIENS AND OTHER CHARGES ...................................    5
Section 2.05   ESCROW DEPOSITS ..................................................    6
Section 2.06   CARE AND USE OF THE PROPERTY .....................................    7
Section 2.07   COLLATERAL SECURITY INSTRUMENTS ..................................    8
Section 2.08   SUITS AND OTHER ACTS TO PROTECT THE PROPERTY .....................    8
Section 2.09   LIENS AND ENCUMBRANCES ...........................................    9

               ARTICLE III - INSURANCE

Section 3.01   REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES ...............    9
Section 3.02   ADJUSTMENT OF CLAIMS .............................................   12
Section 3.03   ASSIGNMENT TO BENEFICIARY ........................................   12

               ARTICLE IV - BOOKS, RECORDS AND ACCOUNTS

Section 4.01   BOOKS AND RECORDS ................................................   12
Section 4.02   PROPERTY REPORTS .................................................   13
Section 4.03   ADDITIONAL MATTERS ...............................................   13

               ARTICLE V - LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01   TRUSTOR'S REPRESENTATIONS AND WARRANTIES .........................   13
Section 5.02   ASSIGNMENT OF LEASES .............................................   14
Section 5.03   PERFORMANCE OF OBLIGATIONS .......................................   14
Section 5.04   SUBORDINATE LEASES ...............................................   14

                                       i                                 Group 1

Section 5.05   LEASING COMMISSIONS ..........................................    15

               ARTICLE VI - ENVIRONMENTAL HAZARDS

Section 6.01   REPRESENTATIONS AND WARRANTIES ...............................    15
Section 6.02   REMEDIAL WORK ................................................    15
Section 6.03   ENVIRONMENTAL SITE ASSESSMENT ................................    16
Section 6.04   UNSECURED OBLIGATIONS ........................................    16
Section 6.05   HAZARDOUS MATERIALS ..........................................    16
Section 6.06   REQUIREMENTS OF ENVIRONMENTAL LAWS ...........................    17

               ARTICLE VII - CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01   TRUSTOR'S REPRESENTATIONS ....................................    18
Section 7.02   RESTORATION ..................................................    18
Section 7.03   CONDEMNATION .................................................    19
Section 7.04   REQUIREMENTS FOR RESTORATION .................................    20

               ARTICLE VIII - REPRESENTATIONS OF TRUSTOR

Section 8.01   ERISA ........................................................    22
Section 8.02   NON-RELATIONSHIP .............................................    22
Section 8.03   NO ADVERSE CHANGE ............................................    22
Section 8.04   FOREIGN INVESTOR .............................................    23
Section 8.05   PROPERTY MANAGEMENT AGREEMENTS ...............................    23

               ARTICLE IX - EXCULPATION AND LIABILITY

Section 9.01   LIABILITY OF TRUSTOR .........................................    23

               ARTICLE X  - CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01  CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION ..    23
Section 10.02  PROHIBITION ON SUBORDINATE FINANCING .........................    26
Section 10.03  RESTRICTIONS ON ADDITIONAL OBLIGATIONS .......................    26
Section 10.04  STATEMENTS REGARDING OWNERSHIP ...............................    27

               ARTICLE XI - DEFAULTS AND REMEDIES

Section 11.01  EVENTS OF DEFAULT ............................................    27
Section 11.02  REMEDIES UPON DEFAULT ........................................    28

                                       ii                             Group 1

Section 11.03  APPLICATION OF PROCEEDS OF SALE ..............................    29
Section 11.04  WAIVER OF JURY TRIAL .........................................    29
Section 11.05  BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS .........    30
Section 11.06  BENEFICIARY REIMBURSEMENT ....................................    30
Section 11.07  FEES AND EXPENSES ............................................    30
Section 11.08  WAIVER OF CONSEQUENTIAL DAMAGES ..............................    30
Section 11.09  INDEMNIFICATION OF TRUSTEE ...................................    30
Section 11.10  ACTIONS BY TRUSTEE ...........................................    30
Section 11.11  SUBSTITUTION OF TRUSTEE ......................................    30

               ARTICLE XII - TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01  PARTICIPATION AND SALE OF LOAN ...............................    31
Section 12.02  REPLACEMENT OF NOTE ..........................................    31
Section 12.03  TRUSTOR'S ESTOPPEL ...........................................    31
Section 12.04  FURTHER ASSURANCES ...........................................    32
Section 12.05  SUBROGATION ..................................................    32

               ARTICLE XIII - SECURITY AGREEMENT

Section 13.01  SECURITY AGREEMENT ...........................................    32
Section 13.02  REPRESENTATIONS AND WARRANTIES ...............................    32
Section 13.03  CHARACTERIZATION OF PROPERTY .................................    33
Section 13.04  PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS .........    33

               ARTICLE XIV - SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01  RIGHT OF SUBSTITUTION ........................................    34
Section 14.02  RELEASE PROVISION ............................................    35

               ARTICLE XV - MISCELLANEOUS COVENANTS

Section 15.01  NO WAIVER ....................................................    35
Section 15.02  NOTICES ......................................................    36
Section 15.03  HEIRS AND ASSIGNS; TERMINOLOGY ...............................    36
Section 15.04  SEVERABILITY .................................................    36
Section 15.06  CAPTIONS .....................................................    36
Section 15.07  TIME OF THE ESSENCE ..........................................    36
Section 15.08  NO MERGER ....................................................    36
Section 15.09  NO MODIFICATIONS .............................................    36
Section 15.10  SECURITIES REPRESENTATIONS ...................................    36

                                      iii                             Group 1

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                                    (Group 1)

                                  DEFINED TERMS

===================================================================================================
Dated As Of:  January 10, 2002
---------------------------------------------------------------------------------------------------
Note:  The Promissory Note (Group 1) dated as of the Execution Date made by Trustor to the order of
Beneficiary in the principal amount of $ 12,000,000

Related Notes:  Those certain promissory notes described on Exhibit C attached hereto
---------------------------------------------------------------------------------------------------
Beneficiary & Address: Metropolitan Life Insurance Company, a New York corporation
                       200 Park Avenue, 12th Floor
                       New York, New York  10166
                       Attention: Senior Vice-President
                                       Real Estate Investments
               and:    Metropolitan Life Insurance Company
                       400 South El Camino Real, 8th Floor
                       San Mateo, California 94402
                       Attention: Vice-President
                                       Real Estate Investments
---------------------------------------------------------------------------------------------------
Trustor & Address:     Kilroy Realty, L.P.
                       2250 East Imperial Highway, Suite 1200
                       El Segundo, California 90245


---------------------------------------------------------------------------------------------------
Trustee & Address:     Chicago Title Company
                       16969 Von Karman Avenue, #200
                       Irvine, California 92606


---------------------------------------------------------------------------------------------------
County and State in which the Property is located: Orange County, State of California
---------------------------------------------------------------------------------------------------
Use: Commercial/Industrial
---------------------------------------------------------------------------------------------------
Insurance:


Commercial General Liability        $25 Million

Address for Insurance Notification:
      Metropolitan Life Insurance Company
      One Madison Avenue
      New York, New York 10010-3690
      Attn:  Risk Management Unit, Area:  3 D/E
---------------------------------------------------------------------------------------------------
Loan Documents: The Note, this Deed of Trust, the Related Notes, those certain
Deeds of Trust described on Exhibit C attached hereto (the "Related Deeds of
Trust"), any other documents related to the Note, this Deed of Trust, the
Related Notes, the Related Deeds of Trust and all renewals, amendments, modifications,
===================================================================================================

                                    1                                   Group 1

-------------------------------------------------------------------------------
restatements, substitutions and extensions of these documents.

Unsecured Indemnity Agreement: Unsecured Indemnity Agreement (Group 1) dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 2), Unsecured Indemnity Agreement (Group 3) and Unsecured Indemnity Agreement (Group
4), each dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.

================================================================================


     This DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (Group 1) (this "Deed of Trust") is entered into as of January 10, 2002 (the "Execution Date") by Trustor to Trustee for the benefit of Beneficiary with reference to the following Recitals:

                                    RECITALS

     A. This Deed of Trust secures: (1) the payment of the indebtedness evidenced by the Note (sometimes referred to herein as the "Loan") and the Related Notes (sometimes referred to herein as the "Related Loans"), with interest at the rates set forth in the Note and the Related Notes, together with all renewals, modifications, consolidations and extensions of the Note and the Related Notes, all additional advances or fundings made by Beneficiary, and any other amounts required to be paid by Trustor under any of the Loan Documents and Related Loan Documents (collectively, the "Secured Indebtedness"), and (2) the full performance by Trustor of all of the terms, covenants and obligations set forth in any of the Loan Documents.

     B. Trustor makes the following covenants and agreements for the benefit of Beneficiary or any party designated by Beneficiary, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "Beneficiary") and Trustee.

                                   2                                    Group 1

NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Trustor agrees as follows:

                                    ARTICLE I
                                GRANT OF SECURITY

Section 1.01 REAL PROPERTY GRANT. Trustor irrevocably transfers, grants,
             -------------------
conveys, assigns and warrants to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

     (1) that certain real property located in the County and State which is more particularly described in Exhibit "A" attached to this Deed of Trust or any
                               -----------
portion of the real property; all easements, rights-of-way, gaps, strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Trustor with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "Land");

     (2) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

     (3) (a) all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Land and/or Improvements and all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Trustor, any advance payment of real estate taxes or assessments, or insurance premiums made by Trustor and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and (b) all insurance proceeds payable to Trustor in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Deed of Trust ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

     (4) all damages, payments and revenue of every kind that Trustor may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

     (5) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

     (6) all licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements; and

                                   3                                    Group 1

     (7) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements.

     TO HAVE AND TO HOLD the Real Property, unto Trustee, its successors and assigns, in trust, for the benefit of Beneficiary, its successors and assigns, forever subject to the terms, covenants and conditions of this Deed of Trust.

Section 1.02 PERSONAL PROPERTY GRANT. Trustor irrevocably sells, transfers,
             -----------------------
grants, conveys, assigns and warrants to Beneficiary, its successors and assigns, a security interest in Trustor's interest in the following personal property which is collectively referred to as "Personal Property":

     (1) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

     (2) all rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Trustor in common with others and all documents of membership in any owner's association or similar group;

     (3) all plans and specifications prepared for construction of the Improvements; and all contracts and agreements of Trustor relating to the plans and specifications or to the construction of the Improvements;

     (4) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper used in the operation of or otherwise relating to the Real Property, and all substitutions, replacements of, and additions to, any of the these items;

     (5) all sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

     (6) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

     All of the Real Property and the Personal Property are collectively referred to as the "Property."

Section 1.03 CONDITIONS TO GRANT. If Trustor shall pay to Beneficiary the
             -------------------
Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Trustor shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Deed of Trust and all the rights granted by this Deed of Trust shall be released by Trustee and/or Beneficiary in accordance with the laws of the State.

                                   4                                    Group 1

                                   ARTICLE II
                                TRUSTOR COVENANTS

Section 2.01  DUE AUTHORIZATION, EXECUTION, AND DELIVERY.
              -------------------------------------------

     (a) Trustor represents and warrants that the execution of the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized and there is no provision in the organizational documents of Trustor requiring further consent for such action by any other entity or person.

     (b) Trustor represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

     (c) Trustor represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Trustor's being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

     (d) Trustor represents and warrants that the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized, executed and delivered by Trustor and constitute valid and binding obligations of Trustor which are enforceable in accordance with their terms.

Section 2.02 PERFORMANCE BY TRUSTOR. Trustor shall pay the Secured Indebtedness
             ----------------------
to Beneficiary and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

Section 2.03 WARRANTY OF TITLE.
             ------------------

     (a) Trustor warrants that it holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of the County and contained in Schedule B 1 of the title insurance policy or policies which have been approved by Beneficiary (the "Permitted Exceptions"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens.

     (b) Trustor further covenants to warrant and forever defend Beneficiary and Trustee from and against all persons claiming any interest in the Property.

Section 2.04 TAXES, LIENS AND OTHER CHARGES.
             -------------------------------

     (a) Unless otherwise paid to Beneficiary as provided in Section 2.05, Trustor shall pay all real estate and other taxes and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid prior to the date on which the particular Imposition would become delinquent, and upon demand Trustor shall produce to Beneficiary receipts of the imposing authority, or other evidence reasonably satisfactory to Beneficiary, evidencing the payment of the Imposition in full. If Trustor elects by appropriate legal action to contest any Imposition, Trustor shall first deposit cash with

                                   5                                    Group 1

Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor deposits this sum with Beneficiary, Trustor shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

     (b) Trustor shall promptly discharge or cause to be discharged any mechanics' or materialmen's liens or claims of lien filed or otherwise asserted against any portion of the Property and any proceedings for the enforcement thereof (all of the foregoing items are collectively referred to as the "Mechanics' Lien(s)"). If Trustor elects by appropriate legal action to contest any Mechanics' Lien, Trustor shall first record a bond or surety in the office of the county recorder in which such Mechanics' Lien was recorded, in form and amount sufficient to comply with all applicable law or, at the election of Beneficiary, deposit cash with Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Mechanics' Lien plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor records such bond or deposits such sum with Beneficiary, as Beneficiary elects, Trustor shall not be required to pay the Mechanics' Lien provided that the contest operates to prevent enforcement or collection of the Mechanics' Lien, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Mechanics' Lien as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies, if any, which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

     (c) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Beneficiary, at Beneficiary's option, the Secured Indebtedness shall immediately become due and payable (without payment of any Prepayment Fee). Notwithstanding the preceding sentence, the Beneficiary's election to accelerate the Loan shall not be effective if (1) Trustor is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Trustor agrees in writing to pay or reimburse Beneficiary in accordance with Section 11.06 for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

Section 2.05  ESCROW DEPOSITS; WAIVER OF DEPOSITS.
              -----------------------------------

     (a) Without limiting the effect of Section 2.04 and Section 3.01, Trustor shall pay to Beneficiary monthly on the same date the monthly installment is payable under the Note, an amount equal to 1/12th of the amounts Beneficiary reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Deed of Trust (collectively the "Premiums") until such time as Trustor has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Beneficiary any additional amounts necessary to pay the Premiums and Impositions. Trustor will furnish to Beneficiary bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions

                                       6                                 Group 1
or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Beneficiary without any requirement to pay interest to Trustor on account of these funds. If an Event of Default occurs, Beneficiary shall have the right, at its election, to apply any amounts held under this
Section 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

     (b) Notwithstanding the provisions of Section 2.05(a) above, Beneficiary agrees to waive the monthly escrow deposit of Premiums and Impositions described in Section 2.05(a) above, unless and until the occurrence of one or more of the following events: (i) an Event of Default occurs under the Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (ii) Kilroy Realty, L.P., a Delaware limited partnership, no longer owns the Property; (iii) such Premiums or Impositions deposits are required in connection with a securitization of the Loan; (iv) or, in the case of Premiums deposits, Trustor fails to furnish to Beneficiary, not later than thirty (30) days before the dates on which any Premiums hereunder or under the Related Deeds of Trust would become delinquent, receipts for the payment of such Premiums hereunder or under the Related Deeds of Trust or appropriate proof of issuance of a new policy which continues in force the insurance coverage of the expiring policy, or (v) in the case of Impositions, at any time Trustor fails to furnish to Beneficiary receipts for the payment of Impositions hereunder and under the Related Deeds of Trust within the time required under Section 2.04 hereof and of the Related Deeds of Trust. Upon the occurrence of any of the events described in clauses (i) through (v) above, Beneficiary reserves the right to require Impositions and Premiums deposits at any time in its sole and absolute discretion, notwithstanding the fact that such Event of Default may be cured or that any Transfer of the Property has been approved by Beneficiary.

Section 2.06  CARE AND USE OF THE PROPERTY.
              -----------------------------

     (a)  Trustor's represents and warrants to Beneficiary as follows:

               (i) All authorizations, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

               (ii) The Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Trustor shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Trustor shall furnish Beneficiary, on request, proof of compliance with the Requirements. Trustor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

               (iii) Trustor has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Trustor and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Trustor, at its sole cost and expense, shall keep the Property in good order, condition, and repair,

                                       7                                 Group 1
and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements.


               (iv) Trustor shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Beneficiary.

               (v) The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by the Deed of Trust.

               (vi) Construction of the Improvements on the Property is complete.

               (vii) The Property is in good repair and condition, free of any material damage

     (b) Beneficiary shall have the right, at any time and from time to time during normal business hours and upon reasonable prior notice to Trustor (except in an emergency, in which case no such notice shall be required), to enter the Property in order to ascertain Trustor's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Trustor shall cooperate with Beneficiary performing these inspections. Beneficiary's rights hereunder include its rights under California Civil Code
Section 2929.5, as such Section may be amended from time to time. Trustor shall pay, within ten (10) business days of demand from Beneficiary, all reasonable, out of pocket costs incurred by Beneficiary in connection with any such inspections, except (i) the costs of such appraisal, (ii) the costs of such surveying or engineering work, unless such work was performed based upon Beneficiary's good faith determination that an adverse change had occurred or potentially could occur with respect to the Property, in which case Trustor shall pay such costs, and (iii) as may otherwise be provided in such Section 2929.5.

     (c) Trustor shall use, or cause to be used, the Property continuously for the Use. Trustor shall not use, or permit the use of, the Property for any other use without the prior written consent of Beneficiary.

     (d)  Without the prior written consent of Beneficiary, Trustor shall not
(i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances, or (iii) subject the Property to restrictive covenants.

Section 2.07 COLLATERAL SECURITY INSTRUMENTS. Trustor covenants and agrees that
             -------------------------------
if Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Deed of Trust. Beneficiary may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Deed of Trust and the Related Deeds of Trust, and without waiving any breach or default of Trustor under this Deed of Trust or any other Loan Document.

Section 2.08  SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.
              ---------------------------------------------

     (a) Trustor shall immediately notify Beneficiary of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of

                                       8                                 Group 1

Beneficiary under the Loan Documents (collectively, "Actions"). Trustor shall appear in and defend any Actions.

     (b) Beneficiary shall have the right, at the cost and expense of Trustor, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Beneficiary under the Loan Documents. Any money paid by Beneficiary under this Section shall be reimbursed to Beneficiary in accordance with Section 11.06 hereof.

Section 2.09 LIENS AND ENCUMBRANCES. Without the prior written consent of
             ----------------------
Beneficiary, to be exercised in Beneficiary's sole and absolute discretion, other than the Permitted Exceptions and Impositions and Mechanics' Liens being contested by Trustor in accordance with the provisions of Sections 2.04(a) and
(b), Trustor shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Deed of Trust (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Trustor shall obtain a discharge and release of any Liens and Encumbrances within thirty (30) days after receipt of notice of their existence, or promptly contest the same in accordance with Section 2.04(a) or (b), as applicable.

                                   ARTICLE III
                                    INSURANCE

Section 3.01  REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.
              ---------------------------------------------------

     (a) During the term of this Deed of Trust, Trustor at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Beneficiary as to amounts, types of coverage and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Trustor shall be responsible for its own deductibles. Trustor shall also pay for any insurance, or any increase of policy limits, not described in the Deed of Trust which Trustor requires for its own protection or for compliance with government statutes. Trustor's insurance shall be primary and without contribution from any insurance procured by Beneficiary.

         Policies of insurance shall be delivered to Beneficiary in accordance with the following requirements:

               (1) All Risk Property insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this Article III shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no deductible in excess of $25,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Trustor and approved by Beneficiary, in the good faith exercise of its discretion, or by an engineer or appraiser in the regular employ of the insurer, provided, however, that Trustor shall be required to pay the reasonable costs of such appraisal no more than once every twenty-four (24) months,

                                       9                                 Group 1
unless an event occurs or condition exists which, in Beneficiary's good faith determination justifies the re-determination of the Full Replacement Cost.

          (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (ii) to continue at not less than this limit until required to be changed by Beneficiary in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Deed of Trust to the extent available.

          (3) Business Income insurance in an amount sufficient to prevent Trustor from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover one (1) year's "Business Income" (as hereinafter defined). The amount of such insurance shall be increased from time to time during the terms of this Deed of Trust as and when new leases and renewal leases are entered into and rents payable increase or the annual estimate of gross income from occupancy the Property increases to reflect such rental increase. "Business Income" shall mean the sum of (i) the total anticipated gross income from occupancy of the Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Trustor, (iii) the fair market rental value of any portion of the Property which is occupied by Trustor, and (iv) any other amounts payable to Trustor or to any affiliate of Trustor pursuant to Leases (as defined in Section 5.02).

          (4) If Beneficiary determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Trustor will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

          (5) During the period of any construction or renovation or alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Beneficiary, in the good faith exercise of its discretion, including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

          (6) Workers' Compensation insurance, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

          (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal

                                       10                                Group 1
to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of a covered accident or breakdown.

                  (8) Such other insurance as may from time to time be reasonably required by Beneficiary against other insurable hazards, including, but not limited to, vandalism, earthquake, sinkhole and mine subsidence.

          (b) Beneficiary's interest must be clearly stated by endorsement in the insurance policies described in this Section 3.01 as follows:

                  (1) The policies of insurance referenced in Subsections
      (a)(1), (a)(3), (a)(4), (a)(5) and (a)(7) of this Section 3.01 shall identify Beneficiary under the New York Standard Mortgagee Clause (non-contributory) endorsement.

                  (2) The insurance policy referenced in Section 3.01 (a)(2) shall name Beneficiary as an additional insured.

                  (3) All of the policies referred to in Section 3.01 shall provide for at least thirty (30) days' written notice to Beneficiary in the event of policy cancellation and/or material change.

          (c) All the insurance companies must be authorized to do business in New York State and the State and be approved by Beneficiary, in the good faith exercise of its discretion. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 12.01) issued with respect to this Loan which have been assigned a rating by a credit rating agency approved by Beneficiary (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Trustor shall deliver evidence satisfactory to Beneficiary of payment of premiums due under the insurance policies.

          (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Beneficiary upon request. If any policy is canceled before the Loan is satisfied, and Trustor fails to immediately procure replacement insurance, Beneficiary reserves the right but shall not have the obligation immediately to procure replacement insurance at Trustor's cost.

          (e) Trustor shall be required during the term of the Loan to continue to provide Beneficiary with original renewal policies or replacements of the insurance policies referenced in Section 3.01 (a). Beneficiary may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(2), (a)(4), and (a)(6) of this Section 3.01 instead of requiring the actual policies. Beneficiary shall be provided with renewal Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Trustor to maintain the insurance required under this Article III shall not constitute a waiver of Trustor's obligation to fulfill these requirements.

          (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Beneficiary's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Beneficiary.

                                       11                                Group 1

Section 3.02 ADJUSTMENT OF CLAIMS. Trustor hereby authorizes and empowers
             --------------------
Beneficiary to settle, adjust or compromise any claims in excess of $250,000 for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

Section 3.03 ASSIGNMENT TO BENEFICIARY. In the event of the foreclosure of this
             -------------------------
Deed of Trust or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Trustor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property.

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS

Section 4.01 BOOKS AND RECORDS. Trustor shall keep adequate books and records of
             -----------------
account with respect to the Property in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Beneficiary in its sole discretion, consistently applied and furnish to
Beneficiary:

        (a) quarterly certified rent rolls signed and dated by Trustor, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.02) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Beneficiary, within thirty (30) days after the end of each fiscal quarter;

        (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements and total cash flow, to be prepared and certified by Trustor in the form required by Beneficiary, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty to sixty (30-60) days after the close of each fiscal quarter of Trustor;

        (c) so long as the general partner of Trustor is a publicly-traded entity, an annual balance sheet and profit and loss statement of the general partner of Trustor in the form required by Beneficiary, prepared and certified by the general partner of Trustor, or if required by Beneficiary, audited financial statements for the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary and all on a consolidated basis, within one hundred five (105) days after the close of each fiscal year of the general partner of Trustor; provided, however, that if the general partner of Trustor is no longer a publicly-traded entity, then Trustor must furnish to Beneficiary an annual balance sheet and profit and loss statement of Trustor and the general partner of Trustor in the form required by Beneficiary, prepared and certified by Trustor or the general partner of Trustor, as the case may be, or if required by Beneficiary, audited financial statements for Trustor and the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary within one hundred five (105) days after the close of each fiscal year of Trustor and the general partner of Trustor; and

        (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

                                       12                                Group 1

Section 4.02 PROPERTY REPORTS. Upon request from Beneficiary or its
             ----------------
representatives and designees, Trustor shall furnish in a timely manner to
Beneficiary:

        (a) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Beneficiary, in reasonable detail and certified by Trustor (or an officer, general partner, member or principal of Trustor if Trustor is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

        (b) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Beneficiary to obtain information regarding such accounts directly from such financial institutions.

Section 4.03  ADDITIONAL MATTERS.
              ------------------

        (a) Trustor shall furnish Beneficiary with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Beneficiary or the rating agencies in form and substance satisfactory to Beneficiary or the rating agencies.

        (b) Trustor shall furnish Beneficiary and its agents convenient facilities for the examination and audit of any such books and records.

        (c) Beneficiary and its representatives shall have the right during regular business hours and upon prior written notice to examine and audit the records, books, management and other papers of Trustor, its general partner, upon Beneficiary's good faith determination, its affiliates (if applicable) and any guarantor, which reflect upon their financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Trustor, its general partner, its affiliates (if applicable) and any guarantor, where the books and records are located. Beneficiary shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

                                    ARTICLE V
               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01 TRUSTOR'S REPRESENTATIONS AND WARRANTIES.
             -----------------------------------------

        Trustor represents and warrants to Trustee and Beneficiary as follows:

        (a) There are no leases or occupancy agreements affecting the Property as of the date hereof except those leases and amendments listed on Exhibit B to the Assignment of Leases and Trustor has delivered to Beneficiary true, correct and complete copies of all such leases, including amendments (collectively, "Existing Leases") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "Guaranties").

                                       13                                Group 1

        (b) There are no defaults by Trustor under the Existing Leases and Guaranties and, to the best knowledge of Trustor, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect in accordance with their terms.

        (c) To the best knowledge of Trustor, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

        (d) No Existing Leases may be amended terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except in the event of (i) material damage to, or destruction of, the Property or (ii) condemnation.

Section 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the
             --------------------
Secured Indebtedness and the performance of Trustor's obligations under the Loan Documents, Trustor absolutely, presently and unconditionally grants, assigns and transfers to Beneficiary all of Trustor's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property, and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties affecting the Property and (iii) the Rents and Profits. Trustor acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases".

Section 5.03 PERFORMANCE OF OBLIGATIONS.
             ---------------------------

        (a) Trustor shall perform all material obligations of landlord under any and all Leases. If any of the acts described in this Section are done without the written consent of Beneficiary, at the option of Beneficiary, they shall be of no force or effect and shall constitute a default under this Deed of Trust.

        (b) Trustor agrees to furnish Beneficiary executed copies of all future Leases. Trustor shall not, without the express written consent of Beneficiary,
(i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Deed of Trust as Exhibit "B", or (ii)
                                                       ----------
cancel or terminate any Leases (except in the case of a tenant default) unless Trustor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way or reduce the rent, or (iv) unless the tenants remain liable under the Leases, consent to an assignment of the tenant's interest or to a subletting of the demised premises under any Lease, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to purchase the Property.

Section 5.04 SUBORDINATE LEASES. Except as otherwise expressly approved by
             ------------------
Beneficiary, each Lease affecting the Property shall be absolutely subordinate to the lien of this Deed of Trust and shall also contain a provision, satisfactory to Beneficiary, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser. If requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions. If Beneficiary requests, Trustor shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Beneficiary on forms which have been approved by Beneficiary.

                                       14                                Group 1

Section 5.05 LEASING COMMISSIONS. Trustor covenants and agrees that all
             -------------------
contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Beneficiary and (ii) be subordinate to the lien of this Deed of Trust. Beneficiary will be provided evidence of Trustor's compliance with this Section upon request.

                                   ARTICLE VI
                              ENVIRONMENTAL HAZARDS

Section 6.01 REPRESENTATIONS AND WARRANTIES. Trustor hereby represents,
             ------------------------------
warrants, covenants and agrees to and with Beneficiary that (i) neither Trustor nor, to the best of Trustor's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6.05) at, on, under, within or about the Property except as disclosed in the following environmental reports: ________________________[report titles, dates, consultant names and job numbers] (the "Environmental Reports"), as used in tenants' ordinary course of business in accordance with all Requirements of Environmental Laws, or as otherwise expressly approved by Beneficiary in writing, (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Trustor are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.06), (iii) Trustor will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (iv) all operations or activities upon the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (v) except as disclosed to Beneficiary in the Environmental Reports, Trustor does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto in connection with the Property, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws reasonably related to the Property, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing, (vi) Trustor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (vii) Trustor has truthfully and fully provided to Beneficiary, in writing, any and all information relating to environmental conditions in, on, under or from the property that is known to Trustor and that is contained in Trustor's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property. For purposes of this Section 6.01, the term "due inquiry" shall mean that level of inquiry and diligence that would be exercised by a prudent property manager operating Class A industrial buildings similar to the Property and located in Southern California.

Section 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site
             -------------
conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required in connection with the Property under any Requirements of Environmental Laws, Trustor shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in advance in writing by Beneficiary. All costs and expenses of Remedial Work shall be paid by Trustor including, without limitation, the charges of the contractor(s) and/or the consulting engineer,

                                       15                                Group 1
and Beneficiary's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Beneficiary may, but shall not be required to, upon reasonable notice (except upon an emergency, in which case no such notice shall be required) cause such Remedial Work to be performed, subject to the provisions of Sections 11.05 and 11.06.

Section 6.03 ENVIRONMENTAL SITE ASSESSMENT. Beneficiary shall have the right, at
             -----------------------------
any time and from time to time upon reasonable notice and during regular business hours, to undertake, at the expense of Beneficiary, an environmental site assessment on the Property, including any testing that Beneficiary may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws; provided, however, that if such environmental site assessment is performed based upon Beneficiary's good faith determination that a change has occurred in the environmental condition of the Property, a change has occurred or a potential change may occur in any Requirements of Environmental Laws, or an adverse change has occurred in the materials or substances used or otherwise brought onto the Property, then such environmental site assessment shall be at the expense of Trustor. Trustor shall cooperate fully with Beneficiary and its consultants performing such assessments and tests.

Section 6.04 UNSECURED OBLIGATIONS. No amounts which may become owing by Trustor
             ---------------------
to Beneficiary under this Article VI, under any other provision of this Deed of Trust as a result of a breach of or violation of this Article VI, under Article VI of the Related Deeds of Trust or under any other provision of the Related Deeds of Trust as a result of a breach or violation of Article VI of a Related Deed of Trust, shall be secured by this Deed of Trust or the Related Deeds of Trust. The obligations shall continue in full force and effect and any breach of this Article VI shall constitute an Event of Default. The lien of this Deed of Trust shall not secure (i) any obligations evidenced by or arising under the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Deed of Trust but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Beneficiary to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

Section 6.05 HAZARDOUS MATERIALS.
             -------------------

"Hazardous Materials" shall include without limitation:

     (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery
                                 -- ---
Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials
                                     -- ---
Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations
                                            -- ---
promulgated pursuant to said laws, all as amended;

     (b) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                                       16                                Group 1

     (c)  Any material, waste or substance which is (A) petroleum, (B) asbestos,
(C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.(S)1251 et seq. (33
                                                                 -- ---
U.S.C.(S)1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C.(S)1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C.(S)(S)2601 et seq.; (F) flammable
                                                    -- ---
explosives; or (G) radioactive materials; and

     (d) Any material, waste or substance which is included within any of the following:

               (i) any of the definitions of "acutely hazardous waste," "extremely hazardous waste," "hazardous waste," "infectious waste," "retrograde material," "volatile organic compound" or "waste" pursuant to Cal. Health & Safety Code (S)25110 et seq.;
                     -- ---

               (ii) any chemical known to the state of California to cause cancer or reproductive toxicity as published pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, Cal. Health & Safety Code (S)25249.5 et seq.;
                                                                        -- ---

               (iii) the definition of "hazardous substance" pursuant to Cal. Health & Safety Code (S)25281;

               (iv) the definition of "hazardous substance" as used in the Carpenter-Presley-Tanner Hazardous Substance Account Act, Cal. Health & Safety Code, (S)25300 et seq.;

               (v) either of the definitions of "hazardous materials" or "hazardous substances" pursuant to Cal. Health & Safety (S)25501;

               (vi) the definition of "hazardous material" pursuant to Cal. Health & Safety Code (S)25411;

               (vii) the definition of "asbestos" pursuant to Cal. Health & Safety Code (S)25918;

               (viii) either of the definitions of "air contaminant" or "air pollutant" as used in the Porter-cologne Water Quality Control Act, Cal. Health & Safety Code (S)39000 et seq.; and

               (ix) "waste" or "hazardous substance" pursuant to Cal. Water Code (S)13050; and

         (e) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

Section 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of Environmental
             ----------------------------------
Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law applicable to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                       17                                Group 1

                                   ARTICLE VII
                     CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01 TRUSTOR'S REPRESENTATIONS.
             -------------------------

        Trustor represents and warrants as follows:

        (a) Except as expressly approved by Beneficiary in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

        (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Trustor received notice of any proposed condemnation or other similar proceeding affecting the Property.

        (c) There is no pending proceeding for the total or partial condemnation of the Property.

Section 7.02  RESTORATION.
              -----------

        (a) Trustor shall give prompt written notice of any casualty to the Property to Beneficiary whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Trustor covenants and agrees to commence and diligently pursue to completion the Restoration.

        (b) Trustor assigns to Beneficiary all Insurance Proceeds which Trustor is entitled to receive in connection with a casualty whether or not such insurance is required under this Deed of Trust. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security (as defined in Section 7.02 (c)), and (ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, the Net Insurance Proceeds shall be applied to the Cost of Restoration in accordance with the terms of this Article. Beneficiary shall hold and disburse the Insurance Proceeds less the cost, if any, to Beneficiary of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Insurance Proceeds") to the Restoration; provided, however, that Trustor shall be entitled to receive and hold any Insurance Proceeds in an aggregate amount equal to or less than $250,000.

        (c) For the purpose of this Article, "Impairment of the Security" shall mean any or all of the following: (i) any of the Leases for more than 25,000 square feet existing immediately prior to the damage, destruction, condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty, (ii) the casualty or damage occurs during the last year of the term of the Loan, or restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

        (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below.

                                       18                                Group 1

Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section
7.04 below) then held by Beneficiary to Trustor.

        (e) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such casualty pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable that portion of the Loan amount allocated to the individual subdivided parcel affected by such casualty, as set forth on Schedule 1 hereto (for each such parcel, the "Allocated Loan Amount"), in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to
Section 14.02 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such casualty, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and 14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

Section 7.03 CONDEMNATION.
             ------------

        (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Beneficiary shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds"). At its option, Beneficiary shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

        (b) Trustor assigns to Beneficiary all Condemnation Proceeds which Trustor is entitled to receive. In the event of any Condemnation, and provided
(1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Trustor shall commence and diligently pursue to completion the Restoration. Beneficiary shall hold and disburse the Condemnation Proceeds less the cost, if any, to Beneficiary of recovering the Condemnation Proceeds including, without

                                       19                                Group 1
limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration.

        (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Beneficiary to Trustor.

        (d) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such Condemnation pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Condemnation Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the individual subdivided parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section
14.02 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and 14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

Section 7.04 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in
             ----------------------------
a writing signed by Beneficiary, the following are the Requirements For
Restoration:

        (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Trustor shall provide Beneficiary for its review and written approval
(i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Beneficiary (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Beneficiary reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Beneficiary (the "Contractor") in a form approved by Beneficiary in writing; and (v) a surety bond and/or guarantee of payment with respect to the completion of the

                                       20                                Group 1

Work. The bond or guarantee shall be satisfactory to Beneficiary in form and amount and shall be signed by a surety or other entities who are acceptable to Beneficiary.

     (b) Trustor shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Trustor shall have complied with the requirements of subsection (a) of this Section 7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Beneficiary's discretion, waived, Beneficiary shall disburse the Restoration Funds in increments to Trustor, from time to time as the Work progresses:

            (i) A General Contractor licensed in the State of California, or, if Kilroy Realty, L.P. is the Trustor hereunder and Trustor has received Beneficiary's consent thereto, Trustor, shall be in charge of the Work;

            (ii) Beneficiary shall disburse the Restoration Funds directly or through escrow with a title company selected by Trustor and approved by Beneficiary, upon not less than ten (10) days' prior written notice from Trustor to Beneficiary and Trustor's delivery to Beneficiary of (A) Trustor's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Beneficiary which states that (a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (c) when added to all sums previously paid by Beneficiary, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Beneficiary that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any, (y) a title search or by other evidence satisfactory to Beneficiary that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, excepting from each such Mechanics' Liens being contested by Trustor in accordance with the terms of Section 2.04(b);

            (iii) The final Request for Payment shall be accompanied by (i) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (ii) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements, (iii) evidence that the costs of the Restoration have been paid in full, and (iv) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, except such Mechanics' Liens being contested by Trustor in accordance with the terms of Section 2.04(b).

     (c) If (i) within ninety (90) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Trustor fails to submit to Beneficiary and receive Beneficiary's approval of plans and specifications or fails to deposit with Beneficiary the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such governmental authorities and Beneficiary, Trustor fails to commence promptly or diligently continue to completion the Restoration, or (iii) Trustor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then,

                                       21                                Group 1
in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, (1) Trustor may substitute a new parcel of property for the parcel of the Property subject to such Restoration pursuant to the terms of Section 14.01 below, or (2) Beneficiary may, at its option, apply the Restoration Funds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section 14.02 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time any of the events described in subsections (i) through (iv) occur, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and
14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable.

                                  ARTICLE VIII
                           REPRESENTATIONS OF TRUSTOR

Section 8.01  ERISA. Trustor hereby represents, warrants and agrees that: (i) it
              -----
is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Trustor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; (iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets"; (iv) Trustor will not engage in any transaction which would cause any obligation hereunder to be a non-exempt prohibited transaction under ERISA; and (v) Trustor will deliver to Beneficiary such certifications or other evidence of its compliance with this Section from time to time throughout the Loan as Beneficiary may request.

Section 8.02  NON-RELATIONSHIP. Neither Trustor nor any general partner,
              ----------------
director, member or officer of Trustor nor, to Trustor's knowledge, any person who is a Trustor's Constituent (as defined in Section 8.03) is (i) a director or officer of Metropolitan Life Insurance Company ("MetLife"), (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them,
(iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

Section 8.03  NO ADVERSE CHANGE.
              -----------------

     Trustor represents and warrants that:

                                       22                                Group 1

     (a) There has been no material adverse change from the conditions shown in the application submitted for the Loan by Trustor ("Application") or in the materials submitted in connection with the Application in the credit rating or financial condition of Trustor, the general partners, shareholders or members of Trustor or any entity which is a general partner, shareholder or member of Trustor, respectively as the case may be (collectively, "Trustor's Constituents").

     (b) Trustor has delivered to Beneficiary true and correct copies of all Trustor's organizational documents and except as expressly approved by Beneficiary in writing, there have been no changes in Trustor's Constituents since the date that the Application was executed by Trustor.

     (c) Neither Trustor, nor any of the Trustor's Constituents, is the subject of any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Trustor, no such proceeding is contemplated or threatened.

     (d) Trustor has received reasonably equivalent value for the granting of this Deed of Trust.

Section 8.04 FOREIGN INVESTOR. Neither Trustor nor any general partner of
             ----------------
Trustor is, and, at any time that the general partner of Trustor is no longer a publicly-traded entity, no legal or beneficial interest in a general partner, member or stockholder of Trustor is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of l986, as amended.

Section 8.05 PROPERTY MANAGEMENT AGREEMENTS. Trustor hereby represents, warrants
             ------------------------------
and agrees that it is not a party to, and has not entered into, any property management agreements or other agreements contracting for management services, with respect to any portion of the Property, and that no such property management agreements are in force or effect with respect to any portion of the Property. Trustor hereby covenants and agrees that it will not enter into or approve any such property management agreement without the express written consent of Beneficiary.

                                   ARTICLE IX
                            EXCULPATION AND LIABILITY

Section 9.01 LIABILITY OF TRUSTOR.
             --------------------

     (a) Upon the occurrence of an Event of Default, except as provided in this
Section 9.01, Beneficiary will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Trustor. However, nothing contained in this section shall limit the rights of Beneficiary to proceed against Trustor and the general partners of Trustor (i) to enforce any Leases entered into by Trustor or its affiliates as tenant, guarantees, or other agreements entered into by Trustor in a capacity other than as borrower, if all of Trustor's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Trustor to Beneficiary, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Trustor or which, under the terms of the Loan Documents, should have been paid to Beneficiary; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Trustor that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Beneficiary;
(v) to recover Rents and Profits received by Trustor after the first day of the month in which an Event of Default occurs and prior to the date Beneficiary acquires title to the Property which have

                                       23                                Group 1
not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with the provisions of this Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Beneficiary in connection with any foreclosure instituted pursuant to this Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Trustor's failure to comply with the provisions of the Deed of Trust pertaining to ERISA, (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Beneficiary and arising from any breach of a covenant contained in Article VI hereof, or any warranty or indemnity agreement given to Beneficiary with respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure
Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Beneficiary to waive the security of this Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter to exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law; and/or (xi) to recover Impositions or Premiums which Trustor fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of this Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Beneficiary exercises the rights and remedies of an unsecured creditor in accordance with clause (x) above, Trustor promises to pay to Beneficiary, on demand by Beneficiary following such exercise, all amounts owed to Beneficiary under any Loan Document, and Trustor agrees that it and its general partners, if any, will be personally liable for the payment of all such sums.

     (b) The limitation of liability set forth in this Section 9.01 shall not apply and the Loan shall be fully recourse in the event that Trustor or the general partner of Trustor commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Beneficiary would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                                    ARTICLE X
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01  CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.
               ------------------------------------------------------------

     (a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or any change in the general partners of Trustor, or of any of Trustor's constituents; (iii) any transfer, assignment or conveyance of any limited partnership interest of Trustor; or (iv) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers"); provided, however, that any transfer, assignment, conveyance, redemption or conversion to stock of the general partner of Trustor of any limited partnership interest in

                                       24                                Group 1

Trustor shall not constitute a Transfer so long as Kilroy Realty Corporation, a Maryland corporation, remains the sole general partner of Trustor and retains management control of the Trustor.

     (b) The prohibitions on transfer shall not be applicable to (i) Transfers as a result of the death of a natural person who is Trustor; (ii) Transfers in connection with estate planning by a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either; or
(iii) so long as the general partner of Trustor is a publicly-traded entity, the daily Transfers of shares of the general partner of Trustor which occur in the ordinary course of business over the public markets, and which do not constitute a merger or reorganization of, or acquisition by tender offer for the shares of, the general partner of Trustor.

     (c) Notwithstanding the restriction on transfers in Section 10.01(a) above, Kilroy Realty, L.P., a Delaware limited partnership, shall have a one time right, upon thirty (30) days advance notice to Beneficiary, to Transfer all, but not less than all, of the Property and the Related Properties to a third party (a "Third Party Transfer"), which right shall become effective and shall be exercisable by Trustor on or after the first day of the 13th month after the date of recordation of this Deed of Trust, upon and subject to the following conditions (one or more of which conditions may be waived by Beneficiary, in its sole and absolute discretion):

            (1) At the time of the notice to the Beneficiary and at the time of the proposed Third Party Transfer, there does not exist an Event of Default under the Deed of Trust, the Related Deeds of Trust, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements;

            (2) Beneficiary has approved in writing the proposed Third Party Transfer to the proposed third party transferee;

            (3) The proposed third party transferee can make and has made to Beneficiary the representations and warranties in Sections 8.01, 8.02 and 8.04 of this Deed of Trust in a form acceptable to Beneficiary;

            (4) In the opinion of Beneficiary, the aggregate cash flow derived from the Property and the Related Properties equals, and for the remainder of the term of the Loan and the Related Loans, is projected to equal at least 1.75 times the annual payments required under the Loan and the Related Loans;

            (5) The aggregate loan to value ratio of the Property and the Related Properties at the time of transfer shall not be greater than 60%, as calculated by Beneficiary;

            (6) Beneficiary has received from the Trustor or the proposed third party transferee a fee equal to one percent (1%) of the outstanding principal balance of the Note and the Related Notes at the time of the proposed transferee's assumption of the Loan and the Related Loans;

            (7) The proposed third party transferee shall have expressly assumed Trustor's obligations under the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements pursuant to documents in form and substance acceptable to Beneficiary and, if required by Beneficiary, additional liable parties shall execute a guaranty of non-recourse carveouts acceptable to Beneficiary with respect to events arising from and after the date of transfer;

            (8) The proposed third party transferee has a net worth of at least $500,000,000 in the aggregate;

                                       25                                Group 1

        (9) The proposed third party transferee or its agent is experienced in the ownership, management and leasing of properties similar to the Property, as determined by Beneficiary;

        (10) Beneficiary has obtained such title endorsements as Beneficiary requires in connection with the proposed Third Party Transfer and has received from the transferor or the proposed third party transferee all costs and expenses incurred by Beneficiary in connection with the proposed Third Party Transfer, if any, including without limitation title insurance premiums (including premiums for endorsements), documentation and recording costs, and reasonable attorneys' costs and fees;

        (11) If the Loan has been securitized, Beneficiary shall have received confirmation acceptable to Beneficiary in its sole discretion that the assumption of the Loan by the proposed third party transferee will not result in an adverse change in the rating of such Securities by any Rating Agency; and

        (12) Trustor acknowledges that no transfer shall release Trustor from liability hereunder or under any other Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements with respect to events arising or occurring prior to the date of the Third Party Transfer.

    (d) From and after the occurrence of a Third Party Transfer, Section 10.01(c) of this Deed of Trust shall be of no further force or effect, and
Section 10.01(a) of this Deed of Trust shall be deemed to read as follows:

         "(a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or in the partners, or stockholders, or members or beneficiaries of, Trustor or of any of Trustor's constituents or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers")".

Section 10.02 PROHIBITION ON SUBORDINATE FINANCING. Trustor shall not incur or
              ------------------------------------
permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any pledge or encumbrance of any general partnership interest in Trustor.

Section 10.03 RESTRICTIONS ON ADDITIONAL OBLIGATIONS. During the term of the
              --------------------------------------
Loan, Trustor shall not, without the prior written consent of Beneficiary, become liable with respect to any indebtedness or other obligation except for
(i) the Loan, (ii) Leases entered into in the ordinary course of owning and operating the Property for the Use, (iii) other liabilities incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, (iv) liabilities or indebtedness disclosed in writing to and approved by Beneficiary on or before the Execution Date, and (v) any other single item of indebtedness or liability which does not exceed $25,000 or, when aggregated with other items or indebtedness or liability, does not exceed $100,000; provided, however, that the foregoing provisions shall be of no force and effect so long as Kilroy Realty, L.P., a Delaware limited partnership, is the Trustor hereunder.

                                       26                               Group 1

Section 10.04 STATEMENTS REGARDING OWNERSHIP. Trustor agrees to submit or cause
              ------------------------------
to be submitted to Beneficiary within thirty (30) days after December 3lst of each calendar year during the term of this Deed of Trust and ten (10) days after any written request by Beneficiary, a sworn, notarized certificate, signed by an authorized (i) individual who is Trustor or one of the individuals comprising Trustor, (ii) member of Trustor, (iii) general partner of Trustor or (iv) officer of Trustor, as the case may be, stating whether (x) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any general partnership interest in Trustor has been made by Trustor and if so, to whom; or (z) there has been any change in the individual(s) or entities comprising the general partners of Trustor from those on the Execution Date, and if so, a description of such change or changes; provided, however, that from and after the occurrence of a Third Party Transfer, this subsection 10.04(z) shall be amended to read as follows, "(z) there has been any change in the individual(s) comprising Trustor or in the partners, members, stockholders or beneficiaries of Trustor from those on the Execution Date, and if so, a description of such change or changes".

                                   ARTICLE XI
                              DEFAULTS AND REMEDIES

Section 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a
              -----------------
material breach of Trustor's covenants in this Deed of Trust and shall constitute a default ("Event of Default"):

     (a) The failure of Trustor to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Beneficiary or otherwise, within seven (7) days of the due date of such payment;

     (b) The failure of Trustor to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure from Beneficiary;

     (c) The filing by Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness (an "Insolvent Entity") of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy which is not dismissed within sixty (60) days, or an Insolvent Entity's adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due;

     (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Trustor, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading;

                                       27                               Group 1

     (e) If Trustor shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Trustor's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; or

     (f) If any guarantor of the Secured Indebtedness defaults in the performance of its obligations under any guaranty.

Section 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default
              ---------------------
the Secured Indebtedness shall, at the option of Beneficiary, become immediately due and payable, without further notice or demand, and Beneficiary may undertake any one or more of the following remedies:

     (a) Foreclosure. Institute a foreclosure action in accordance with the law
         -----------
of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Beneficiary may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Beneficiary; and/or

     (b) Power of Sale. Institute a non-judicial foreclosure proceeding in
         -------------
compliance with applicable law in effect on the date foreclosure is commenced for the Trustee to sell the Property either as a whole or in separate parcels as Beneficiary may determine at public sale or sales to the highest bidder for cash, in order to pay the Secured Indebtedness. If the Property is sold as separate parcels, Beneficiary may direct the order in which the parcels are sold. Trustee shall deliver to the purchaser a Trustee's deed or deeds without covenant or warranty, express or implied. Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time may further postpone the sale by public announcement in accordance with applicable law; and/or

     (c) Entry. Enter into possession of the Property, lease the
         -----
Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Beneficiary, in Beneficiary's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

     (d) Receivership. Have a receiver appointed to enter into possession of the
         ------------
Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Beneficiary shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness. Trustor, the general partner of Trustor and any guarantor of the Secured Indebtedness shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Beneficiary or any receiver shall not affect or cure any Event of Default. Beneficiary's rights hereunder include its rights under California Code of Civil Procedure Section 564, as such Section may be amended from time to time; and/or

     (e) Action for Breach of Contract. In accordance with California Code of
         -----------------------------
Civil Procedure Section 736, as such Section may be amended from time to time, Beneficiary may bring an action for breach of contract against Trustor for breach of

                                       28                               Group 1
contract against Trustor for breach of any "environmental provision" (as such term is defined in such Section) made by Trustor herein or in any other Loan Document, for the recovery of damages and/or for the enforcement of the environmental provision; and/or

     (f) Waiver of Security. In accordance with California Code of Civil
         ------------------
Procedure Section 726.5, as such Section may be amended from time to time, Beneficiary may waive the security of this Deed of Trust and the Related Deeds of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law. Trustor and Beneficiary acknowledge that pursuant to California Code of Civil Procedure
Section 726.5, Beneficiary's rights under this Section 11.02 are limited to instances in which Trustor or any affiliate, agent, cotenant, partner or joint venturer of Trustor either (i) caused, contributed to, permitted or acquiesced in the release (as defined in such Section 726.5) or threatened release of Hazardous Materials, or (ii) had actual knowledge or notice of such release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust and failed to disclose such release or threatened release to Beneficiary in writing after Beneficiary's written request for information concerning the environmental condition of the Property, unless Beneficiary otherwise obtained actual knowledge of such release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust.

     In the event Beneficiary elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust or the Related Deeds of Trust and proceed against Trustor on an unsecured basis, the valuation of the Real Property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such
                                                                -- ---
referee shall be an M.A.I. appraiser selected by Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Trustor and Beneficiary, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time.

Section 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the
              -------------------------------
Property pursuant to Section 11.02 of this Deed of Trust, to the extent permitted by law, the Beneficiary shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

Section 11.04 WAIVER OF JURY TRIAL. To the fullest extent permitted by law,
              --------------------
Trustor and Beneficiary HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Note, this Deed of Trust or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action

                                   29                                   Group 1
in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

Section 11.05 BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS. Trustor
              ----------------------------------------------------
agrees that, if Trustor fails to perform any act or to pay any money which Trustor is required to perform or pay as and when required under the Loan Documents, Beneficiary may make the payment or perform the act at the cost and expense of Trustor and in Trustor's name or in its own name. Any money paid by Beneficiary under this Section 11.05 shall be reimbursed to Beneficiary in accordance with Section 11.06.

Section 11.06 BENEFICIARY REIMBURSEMENT. All payments made, or funds expended or
              -------------------------
advanced by Beneficiary pursuant to the provisions of any Loan Document, shall
(1) become a part of the Secured Indebtedness, (2) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (3) become due and payable by Trustor upon demand by Beneficiary, and (4) bear interest at the Default Rate (as defined in the Note) from the date of such demand; provided, however, that any payments made, or funds expended or advanced by Beneficiary, for reasons other than to protect the priority or validity of Beneficiary's security lien on the Property or to prevent or cure an Event of Default hereunder, shall not become a part of the Secured Indebtedness and shall not bear interest until ten (10) business days after Trustor's receipt of written demand for such amounts. Trustor shall reimburse Beneficiary within ten (10) business days after receipt of written demand for such amounts.

Section 11.07 FEES AND EXPENSES. If Beneficiary becomes a party (by intervention
              -----------------
or otherwise) to any action or proceeding affecting, directly or indirectly, Trustor with respect to the Secured Indebtedness, the Property or the title thereto or Beneficiary's interest under this Deed of Trust, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Trustor shall reimburse Beneficiary in accordance with Section 11.06 for all expenses, costs, charges and reasonable legal fees incurred by Beneficiary (including, without limitation, the reasonable fees and expenses of experts and consultants), whether or not suit is commenced.

Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Trustor covenants and agrees that
              -------------------------------
in no event shall Beneficiary be liable for consequential damages, and to the fullest extent permitted by law, Trustor expressly waives all existing and future claims that it may have against Beneficiary for consequential damages.

Section 11.09 INDEMNIFICATION OF TRUSTEE. Except for gross negligence and
              --------------------------
willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All money received by Trustee shall be held in trust, but need not be segregated (except to the extent required by law), until used or applied as provided in this Deed of Trust. Trustee shall not be liable for interest on the money. Trustor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties (except to the extent such liability and expenses arise from the gross negligence or willful misconduct of Trustee).

Section 11.10 ACTIONS BY TRUSTEE. At any time, upon written request of
              ------------------
Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any entity for payment of the Secured Indebtedness or the effect of this Deed of Trust upon the remainder of the Property, Trustee may take such actions as Beneficiary may request which are permitted by this Deed of Trust or by applicable law.

Section 11.11 SUBSTITUTION OF TRUSTEE Beneficiary has the power and shall be
              -----------------------
entitled, at any time and from time to time, to remove Trustee or any successor trustee and to appoint another trustee in the place

                                   30                                   Group 1
of Trustee or an successor trustee, by an instrument recorded in the Office of the Register of Deeds of the county or counties where the Property is located. The recorded instrument shall be conclusive proof of the proper substitution and appointment of the successor Trustee without the necessity of any conveyance from the predecessor Trustee.

                                   ARTICLE XII
                    TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01  PARTICIPATION AND SALE OF LOAN.
               -------------------------------

     (a) Beneficiary may sell, transfer or assign its entire interest or one or more participation interests in the Loan and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Beneficiary may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Beneficiary may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Beneficiary now has or may hereafter acquire relating to the Secured Indebtedness and to Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness and the Property, whether furnished by Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or otherwise, as Beneficiary determines necessary or desirable.

     (b) Trustor will cooperate with Beneficiary and the Rating Agencies in furnishing such information and providing such other assistance, reports and legal opinions as Beneficiary may reasonably request in connection with any such transaction, at no material cost to Trustor. In addition, Trustor acknowledges that Beneficiary may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Beneficiary's possession or which Beneficiary is entitled to receive under the Loan Documents, with respect to the Loan, Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or the Property. Trustor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases or the financial condition of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness as may be requested by Beneficiary, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.

Section 12.02 REPLACEMENT OF NOTE. Upon notice to Trustor of the loss, theft,
              -------------------
destruction or mutilation of the Note, Trustor will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

Section 12.03 TRUSTOR'S ESTOPPEL. Within ten (10) business days after a request
              ------------------
by Beneficiary, Trustor shall furnish an acknowledged written statement in form satisfactory to Beneficiary (i) setting forth the amount of the Secured Indebtedness, (ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Beneficiary

                                       31                                Group 1
may reasonably request. If Trustor does not furnish an estoppel certificate within the 10 business-day period, Trustor appoints Beneficiary as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

Section 12.04 FURTHER ASSURANCES. Trustor shall, without expense to Beneficiary
              -------------------
and/or Trustee, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Beneficiary and/or Trustee shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Beneficiary and/or Trustee the Property and rights conveyed or assigned by this Deed of Trust or which Trustor may become bound to convey or assign to Beneficiary and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Deed of Trust. If Trustor fails to comply with the terms of this Section, Beneficiary may, at Trustor's expense, perform Trustor's obligations for and in the name of Trustor, and Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact to do so. The appointment of Beneficiary as attorney-in-fact is coupled with an interest.

Section 12.05 SUBROGATION. Beneficiary shall be subrogated to the lien of any
              -----------
and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.

                                  ARTICLE XIII
                               SECURITY AGREEMENT

Section 13.01  SECURITY AGREEMENT.
               -------------------

     THIS DEED OF TRUST CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS DEED OF TRUST CONSTITUTES A SECURITY AGREEMENT UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BENEFICIARY MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR BENEFICIARY MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH BENEFICIARY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS DEED OF TRUST. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS DEED OF TRUST IS RELEASED OR SATISFIED OF RECORD.

Section 13.02  REPRESENTATIONS AND WARRANTIES.
               -------------------------------

     Trustor warrants, represents and covenants as follows:

     (a) Trustor owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Beneficiary in writing. Trustor will notify Beneficiary of, and will protect, defend and indemnify Beneficiary against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

                                       32                                Group 1

     (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Trustor's business.

     (c) Trustor will not remove the Personal Property without the prior written consent of Beneficiary, except the items of Personal Property which are consumed, obsolete or worn out in ordinary usage shall be promptly replaced by Trustor with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

Section 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to
              -----------------------------
Beneficiary in this Deed of Trust shall not be construed to limit or impair the lien of this Deed of Trust or the rights of Beneficiary with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is
              -----------------------------------------------------
understood and agreed that in order to protect Beneficiary from the effect of U.C.C. Section 9324, as amended from time to time and as enacted in the State, in the event that Trustor intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

     (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Trustor shall obtain the prior written approval of Beneficiary, which approval shall be granted or withheld in Beneficiary's good faith discretion. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures; (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest. Any such written approval shall be in the form provided by Beneficiary, and shall be negotiated in good faith, and any third party out of pocket costs incurred by Beneficiary in connection therewith shall be at Trustor's sole cost and expense.

     (b) Trustor shall pay all sums and perform all obligations secured by the security agreement. A default by Trustor under the security agreement shall constitute a default under this Deed of Trust. If Trustor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may pay the secured amount and Beneficiary shall be subrogated to the rights of the holder of the purchase money security interest.

     (c) Beneficiary shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

     (d) The provisions of subparagraphs (b) and (c) of this Section 13.04 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Deed of Trust in a manner satisfactory to Beneficiary.

                                       33                                Group 1

                                   ARTICLE XIV
                     SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01 RIGHT OF SUBSTITUTION. Trustor shall have the right, exercisable
              ----------------------
from time to time, to substitute different property (the "Substituted Property") for up to four of the eleven properties listed on Schedule 1 attached hereto constituting the Property and the Related Properties (as such term is defined in Section 14.01(j), below) on the Execution Date, on the following terms and conditions, as determined by Beneficiary:

     (a) Trustor shall not be permitted to substitute a Substituted Property for any portion of the Property or the Related Properties more than one time per year;

     (b) Trustor shall concurrently with such substitution pay a processing fee of $25,000 per Substituted Property to the Beneficiary;

     (c) the appraised value (as determined by Beneficiary or an appraiser solely approved by Beneficiary), the cost of which will be borne by Trustor) and twelve-month net operating income from the Substituted Property must be equal to or greater than that of the portion of the Property being replaced (the "Replaced Property") on the date of substitution;

     (d) the Substituted Property shall be similar with respect to product type, age, building construction design and quality, and tenant quality as the Replaced Property;

     (e) leasehold property may not be substituted for a Replaced Property owned in fee;

     (f) there shall not exist an Event of Default under the Loan Documents, Unsecured Indemnity Agreement or Other Unsecured Indemnity Agreements at the time of Trustor's request or at the time of the substitution;

     (g) Trustor shall be solely responsible for all costs related to such substitution, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects and consultants and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any request for substitution, and as a condition to such substitution, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such substitution;

     (h) each Substituted Property and each Replaced Property shall be a separate subdivided parcel and (1) neither the operation of or any rights enjoyed by the Related Properties shall be adversely affected by the substitution of the Substituted Property for the Replaced Property, and (2) neither the operation of or rights enjoyed by the Substituted Property shall be adversely affected by, or dependent upon, any property other than property secured by this Deed of Trust or the Related Deeds of Trust; and

     (i) Trustor shall execute such documents as Beneficiary may require to encumber the Substituted Property and amend the Loan Documents to reflect the replacement of the Substitute Property for the Replaced Property.

                                       34                                Group 1

     (j) The term "Related Properties" shall mean the property described in and secured by the Related Deeds of Trust.

Section 14.02 RELEASE PROVISION. Commencing on the first day of the forty-ninth
              ------------------
(49th) month following the Execution Date, Trustor shall have the right, exercisable from time to time, to request that Beneficiary release up to three individual subdivided parcels (each a "Release Property") of the Property and the Related Properties during the term hereof from the liens of the Deed of Trust and the Related Deeds of Trust upon satisfaction of the following terms and conditions as determined by Beneficiary:

     (a) Trustor will not be entitled to request the release of more than one Release Property per calendar year;

     (b)  Trustor shall pay a processing fee of $25,000 per Release Property;

     (c) all releases will be subject to payment of a release price (the "Release Price") in the amount of 110% of the Allocated Loan Amount for the Release Property, together with any interest accrued thereon, plus a Prepayment Fee (as defined in the Note), which for purposes of a release shall be equal to the greater of (A) the difference between (x) and (y), where (x) is the present value of all remaining payments of principal and interest on 110% of the outstanding Allocated Loan Amount for the Release Property as set forth on
Schedule 1, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate (as defined in the Note) compounded semi-annually, and (y) is 110% of the Allocated Loan Amount for the Release Property as set forth on
Schedule 1, or (B) one percent of 110% of the Allocated Loan Amount for the Release Property as set forth on Schedule 1, plus all other sums due and payable under the Loan Documents for the applicable Release Property; and Beneficiary may apply the excess ten percent (10%) prepaid hereunder, in its sole discretion, to pay any sums due hereunder and/or under any Loan Documents or to the prepayment of any principal pertaining thereto (with respect to which no Prepayment Fee shall be due);

     (d) there shall not exist an Event of Default under the Loan Documents either at the time of Trustor's request for release or at the time of the release;

     (e) Trustor shall be solely responsible for all costs related to such release, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects, counsel and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any such release, and as a condition to such release, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such release; and

     (f) each Release Property shall be a separate subdivided parcel and neither the operation of or any rights enjoyed by the remaining Related Properties shall be affected by the release of such Release Parcel.

                                   ARTICLE XV
                             MISCELLANEOUS COVENANTS

Section 15.01 NO WAIVER. No single or partial exercise by Beneficiary and/or
              ----------
Trustee, or delay or omission in the exercise by Beneficiary and/or Trustee, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Beneficiary shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan

                                       35                                Group 1

Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

Section 15.02 NOTICES. All notices, demands and requests given or required to be
              --------
given by, pursuant to, or relating to, this Deed of Trust shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

Section 15.03  HEIRS AND ASSIGNS; TERMINOLOGY.
               -------------------------------

     (a) This Deed of Trust applies to Beneficiary, Trustee and Trustor, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Trustor" shall include both the original Trustor and any subsequent owner or owners of any of the Property. The term "Beneficiary" shall include both the original Beneficiary and any subsequent holder or holders of the Note. The term "Trustee" shall include both the original Trustee and any subsequent successor or additional trustee(s) acting under this Deed of Trust.

     (b) In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Section 15.04 SEVERABILITY. If any provision of this Deed of Trust should be
              -------------
held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Deed of Trust except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Beneficiary may, at its option, declare the Secured Indebtedness immediately due and payable.

Section 15.05 APPLICABLE LAW. This Deed of Trust shall be construed and enforced
              ---------------
in accordance with the laws of the State.

Section 15.06 CAPTIONS. The captions are inserted only as a matter of
              ---------
convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Deed of Trust.

Section 15.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to
              --------------------
all of Trustor's obligations under this Deed of Trust and the other Loan Documents.

Section 15.08 NO MERGER. In the event that Beneficiary should become the owner
              ----------
of the Property, there shall be no merger of the estate created by this Deed of Trust with the fee estate in the Property.

Section 15.09 NO MODIFICATIONS. This Deed of Trust may not be changed, amended
              -----------------
or modified, except in a writing expressly intended for such purpose and executed by Trustor and Beneficiary.

Section 15.10 SECURITIES REPRESENTATIONS. Trustor hereby represents and warrants
              ---------------------------
to Beneficiary that the limited partnership interests in Trustor have been issued in accordance with all applicable federal and state securities laws, or available exemptions from such securities laws, including, but not limited to, the Securities Act of 1933, as amended, and the Delaware Uniform Limited Partnership Act. The limited partners of Trustor have been properly notified of all applicable securities laws and related restrictions on their ability to

                                       36                                Group 1
transfer, sell or otherwise dispose of their partnership interests in Trustor. Each certificate has been issued in substantially the form of Exhibit D to the Partnership Agreement of the Trustor. The name of Beneficiary is not and will not be in any of the offering materials provided or to be provided to any person, including, but not limited to, any of the limited partners of Trustor, except as a disclosure required by applicable state or federal securities laws, nor has there been any representation, whether written, oral or otherwise, that Beneficiary in any way has participated or endorsed any offering of the partnership interests in Trustor.

                                       37                                Group 1

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, or has caused this Deed of Trust to be executed by its duly authorized representative(s) as of the Execution Date.

                                  TRUSTOR:

                                  KILROY REALTY, L.P.,
                                  A Delaware limited partnership

                                  By:  KILROY REALTY CORPORATION,
                                       A Maryland corporation,
                                       General Partner

                                       By: /s/ Tyler H. Rose
                                           _____________________________________
                                           Tyler H. Rose
                                           Senior Vice President and Treasurer


                                       By: /s/ Timothy M. Schoen
                                           _____________________________________
                                           Timothy M. Schoen
                                           Vice President

                                       S-1                               Group 1

                                   SCHEDULE 1
                                   ----------



                             ALLOCATED LOAN AMOUNTS

1.  3125 E. Coronado, Anaheim                   $ 6,200,000

2.  3130-3150 Miraloma, Anaheim                 $ 5,800,000

3.  13645 Alton Parkway, Irvine                 $ 8,700,000

4.  1145 North Ocean, Anaheim                   $ 2,800,000

5.  1201 North Miller, Anaheim                  $ 5,200,000

6.  1211 North Miller, Anaheim                  $ 8,000,000

7.  1231 North Miller, Anaheim                  $ 4,900,000

8.  3355 East La Palma, Anaheim                 $ 5,100,000

9.  925 and 1075 Lambert Road, Brea             $ 8,100,000

10. 5115 E. La Palma, Anaheim                   $10,300,000

11. 25902 Towne Center Drive, Foothill Ranch    $14,900,000

                                   Schedule 1                            Group 1

                                   EXHIBIT "A"
                                   -----------

                     TO DEED OF TRUST AND SECURITY AGREEMENT


                              PROPERTY DESCRIPTION
                              --------------------


                                       A 1                               Group 1

                                   EXHIBIT "B"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                               LEASING GUIDELINES
                               ------------------

"Leasing Guidelines" shall mean the guidelines approved in writing by Beneficiary, from time to time, with respect to the leasing of the Property. The following are the initial Leasing Guidelines:

     (a) All Leases shall be on the standard form of lease approved by Beneficiary in writing;

     (b) All Leases shall have an initial term of at least 3 years but not more than 10 years;

     (c) None of the Leases shall be for more than 100,000 square feet of net leasable area;

     (d) All Leases shall have an annual minimum rent payable of at least $6 per square foot on an absolute net basis (net of taxes, insurance and other operating expenses paid by the tenant), or its equivalent;

     (e) None of the Leases shall provide for a tenant improvement allowance, rental abatement, Lease reimbursements tendered separately from the Lease or other similar tenant concessions of more than $2 per square foot of net leasable area; and

     (e) No Leases shall be entered into if there is an Event of Default under any of the Loan Documents.

                                       B-1                               Group 1

                                   EXHIBIT "C"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                    RELATED NOTES AND RELATED DEEDS OF TRUST
                    ----------------------------------------

RELATED NOTES: Those certain promissory notes dated as of the Execution Date, made by Trustor to the order of Beneficiary, and more particularly described as follows:

     1. Promissory Note (Group 2), in the principal amount of $23,600,000

     2. Promissory Note (Group 3), in the principal amount of $26,000,000

     3. Promissory Note (Group 4), in the principal amount of $18,400,000

RELATED DEEDS OF TRUST: Those certain deeds of trust, security agreements and fixture filings dated as of the Execution Date, granted by Trustor to the Trustee named therein for the benefit of Beneficiary, and more particularly described as follows:

     1. Deed of Trust, Security Agreement and Fixture Filing (Group 2)

     2. Deed of Trust, Security Agreement and Fixture Filing (Group 3)

     3. Deed of Trust, Security Agreement and Fixture Filing (Group 4)

                                      C-1                                Group 1

STATE OF CALIFORNIA            )
                               ) ss.
COUNTY OF ORANGE               )


          On December 26, 2001, before me, Sandy H. Kim, a Notary Public personally appeared Tyler H. Rose and Timothy M. Schoen, personally known to me or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

Signature /s/ Sandy H. Kim             (Seal)
         _____________________________

                                                                         Group 1

                                                         Exhibit 10.83    3 of 8

                                 PROMISSORY NOTE
                                    (GROUP 2)

                                  DEFINED TERMS

=================================================================================================================
Execution Date: January 10, 2002                            City and State of Signing: Los Angeles, California

-----------------------------------------------------------------------------------------------------------------
Loan Amount: $23,600,000                                    Interest Rate:
                                                            6.7% per annum
-----------------------------------------------------------------------------------------------------------------
Borrower: Kilroy Realty, L.P.
          a Delaware limited partnership
-----------------------------------------------------------------------------------------------------------------
Borrower's Address:    2250 East Imperial Highway, Suite 1200
                       El Segundo, California 90245
-----------------------------------------------------------------------------------------------------------------
Holder: METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
-----------------------------------------------------------------------------------------------------------------
Holder's Address:      Metropolitan Life Insurance Company
                       200 Park Avenue
                       12th Floor
                       New York, New York 10166
                       Attention: Senior Vice President

               and:    Metropolitan Life Insurance Company
                       400 South El Camino Real, 8th Floor
                       San Mateo, California 94402
                       Attention: Vice-President, Real Estate Investments
-----------------------------------------------------------------------------------------------------------------
Maturity Date:  January 10, 2012                            Advance Date: The date funds are disbursed to
                                                            Borrower.

-----------------------------------------------------------------------------------------------------------------
Interest Only Period: The period from the Advance Date      Principal and Interest Installment Date: The first
and ending on the last day of the month in which the        day of the second calendar month following the
Advance Date occurs.                                        Advance Date.
-----------------------------------------------------------------------------------------------------------------

                                       1                                 Group 2

--------------------------------------------------------------------------------------------------------------------
Monthly Installment: Equal monthly installments of       Permitted Prepayment Period: During the 90 day period
principal and interest at the Interest Rate each in      prior to the Maturity Date, Borrower may prepay the
the amount of $152,285.60, subject to adjustment as      Loan and the Related Loans without a Prepayment Fee on
provided in Section 1(c).                                30 days prior written notice. In addition, commencing
                                                         on the first day of the 61/st/ month following the
                                                         Advance Date, Borrower may prepay the Loan and the
The Monthly Installment is based upon an amortization    Related Loans with a Prepayment Fee on 60 days prior
period of 30 years.                                      written notice on the terms and conditions contained in
                                                         Sections 8 and 9 hereof.




--------------------------------------------------------------------------------------------------------------------
Late Charge: An amount equal to four cents ($.04) for each dollar that is overdue.

Default Rate: An annual rate equal to the Interest Rate plus four percent (4%).
--------------------------------------------------------------------------------------------------------------------

Note:  This Promissory Note.

Related Notes:  Those certain promissory notes described in Exhibit C to the Deed of Trust.

Related Loans:  The loans evidenced by the Related Notes.

Deed of Trust: Deed of Trust, Security Agreement, and Fixture Filing (Group 2) dated as of the Execution Date granted by Borrower to the Trustee named in the Deed of Trust for the benefit of Holder.

Related Deeds of Trust: Those certain deeds of trust described on Exhibit C to the Deed of Trust.

Loan Documents: This Note, the Deed of Trust, the Related Notes, the Related Deeds of Trust and any other documents related to this Note, the Deed of Trust, the Related Notes and/or the Related Deeds of Trust and all
renewals, amendments, modifications, restatements, substitutions and extensions of these documents.

Unsecured Indemnity Agreement:  Unsecured Indemnity Agreement (Group 2) dated as of the Execution Date and executed by Borrower in favor of Holder.

Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 1), Unsecured Indemnity Agreement
(Group 3) and Unsecured Indemnity Agreement (Group 4), each dated as of the Execution Date and executed by
Borrower in favor of Holder.

The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.
====================================================================================================================

                                       2                                 Group 2

          FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

          Capitalized terms which are not defined in this Note shall have the meanings set forth in the Deed of Trust.

          1. Payment of Principal and Interest. Principal and interest under
             ---------------------------------
this Note shall be payable as follows:

             (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

             (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; provided, however, that commencing with the 49th month following the Advance Date, Borrower may, by notice to Holder, elect, in lieu of the Monthly Installment, to make payments of interest only on the outstanding principal balance of the Secured Indebtedness, at the Interest Rate ("Interest Only Conversion") on the following terms and conditions:

                 (i) (A) the loan to value ratio of the then aggregate outstanding principal balance of the Loan and the Related Loans is equal to or less than sixty percent (60%) of the aggregate appraised value of the Property and the Related Properties (as determined by Holder or by an appraiser approved by Holder in its sole discretion and at Borrower's cost), (B) the "debt service coverage ratio", defined as the ratio of the aggregate net operating income derived from the Property and the Related Properties to the aggregate debt service on the Loan and the Related Loans (including, without limitation, the Monthly Installment and any escrow deposits required under the Loan Documents), as determined by Holder in its sole discretion, equals or exceeds 1.75:1, measured both on an actual basis for the 12-month period prior to the Interest Only Conversion and a projected basis from the period of Borrower's request to make the Interest Only Conversion through the Maturity Date; and (C) at the time of the Interest Only Conversion, the stock of the general partner of Borrower must continue to be publicly traded.

                 (ii) The Interest Only Conversion will occur (the "Conversion Date") following Borrower's written request and Holder's confirmation in writing that the conditions set forth in subparagraph (i) above have been met.

                 (iii) If the Interest Only Conversion occurs, Holder reserves the right to reappraise the Property and the Related Properties and to re-assess the debt service coverage ratio for the Property and the Related Properties every three (3) years after the Conversion Date. If (A) in connection with Holder's exercise of its reappraisal right under the preceding sentence, the aggregate outstanding principal balance of the Loan and the Related Loans is greater than sixty percent (60%) of the reappraised value of the Property and the Related Properties, (B) in connection with Holder's exercise of its reassessment right under the preceding sentence, the debt service coverage ratio of the Property and the Related Properties is, or is projected to be through the Maturity Date, less than 1.75:1, or (C) at any time the general partner of the Borrower ceases to be publicly traded, then upon the date of notice of such determination or event from Holder to Borrower, Borrower shall resume payment of the Monthly Installment under the Note and the "Monthly Installments" under the Related Notes, with the amortization schedule to be continued at the point where such schedule was suspended when the Interest Only Conversion occurred. For example, if the Interest Only Conversion occurs after five (5) years of amortization, and then the Monthly Installments under the Notes and the Related Notes are resumed as required above after three (3) years, the Monthly Installments on the Note and the Related Notes will be calculated pursuant to an amortization schedule as of the beginning of the sixth (6/th/) year of the entire 30-year amortization schedule (with the allocation of the principal and interest components of the Monthly Payments adjusted to reflect the payment of any principal

                                       3                                 Group 2
     in accordance with the Loan Documents (for example as a result of a release in accordance with the provisions of the Deed of Trust) during the Interest Only Conversion period).

          (c) If Borrower exercises its right under Section 14.02 of the Deed of Trust to have any of the Property released from the lien of the Deed of Trust, Holder will recalculate the amount of the Monthly Installment, based on the Loan Amount as reduced by the payment of the Release Price (as defined in the Deed of Trust) and a continuation of the thirty year amortization schedule.

          (d) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note and the Related Notes, all accrued and unpaid interest, and all other sums payable under and evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "Secured Indebtedness") shall become immediately payable in full.

       Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

       Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

       2. Application of Payments. At the election of Holder, and to the extent
          -----------------------
permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied in the order selected by Lender to reduce the then unpaid principal balance of the Loan and the Related Loans.

       3. Security. The covenants of the Deed of Trust and the Related Deeds of
          --------
Trust are incorporated by reference into this Note. This Note shall evidence, and the Deed of Trust and Related Deeds of Trust shall secure, repayment of all principal, all accrued and unpaid interest and all other sums evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents, as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date.

       4. Late Charge. If any payment of interest, any payment of a Monthly
          -----------
Installment or any payment of a required escrow deposit hereunder or under the Related Notes is not paid within seven (7) days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

       5. Acceleration Upon Default. At the option of Holder, if Borrower fails
          -------------------------
to pay any sum specified in this Note within 7 days of the due date, or if an Event of Default occurs, the Secured Indebtedness (which Borrower acknowledges includes the amounts outstanding hereunder and under the Related Notes), and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "Accelerated Loan Amount") shall become immediately due and payable.

       6. Interest Upon Default. The Accelerated Loan Amount shall bear interest
          ---------------------
at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The

                                       4                                 Group 2

Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

          7.   Limitation on Interest. The agreements made by Borrower with
               ----------------------
respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Secured Indebtedness. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

          8.   Prepayment. Borrower shall not have the right to prepay all or
               ----------
any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms or in Section 14.02 of the Deed of Trust in connection with the release of a portion of the Property from the lien of the Deed of Trust. Notwithstanding the preceding sentence, Borrower shall only be entitled to prepay all or any portion of the Note as provided in the Defined Terms if concurrently with such prepayment, Borrower also prepays all amounts outstanding under the Related Notes together with all "Prepayment Fees" provided for in the Related Notes. If Borrower provides notice of its intention to prepay all or any portion of the Loan or the Related Loans under circumstances other than those provided for in Section 14.02 of the Deed of Trust, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

          9.   Prepayment Fee.
               --------------

               (a) Any tender of payment by Borrower or any other person or entity of all or any portion of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date,
(ii) the application of money to the principal of the Loan after a casualty or condemnation (unless such application is made during the 90 day period prior to the Maturity Date), or (iii) in connection with a purchase of the Property or a Related Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property or a Related Property (except in connection with a release of any of the Property or Related Properties from the lien of the Deed of Trust pursuant to
Section 14.02 of the Deed of Trust, in which case any prepayment fee shall be determined in accordance with the provisions of Section 14.02 of the Deed of Trust), then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

               (b) The "Prepayment Fee" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between
(x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

               (c) The "Treasury Rate" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the Federal Reserve Statistical
                                                     ---------------------------
Release [H. 15 (519)] under the heading "U.S. Government Securities - Treasury
---------------------
Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two (2) weeks before the date of the scheduled prepayment.

                                       5                                 Group 2

               (d) The "Prepayment Ratio" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

          10.  Waiver of Right to Prepay Note Without Prepayment Fee. Borrower
               -----------------------------------------------------
acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

          BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE DEED OF TRUST, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

BORROWER'S INITIALS:_________

          11. Liability of Borrower. Upon the occurrence of an Event of Default,
              ---------------------
except as provided in this Section 11, Holder will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower (i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower, if all of Borrower's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Borrower to Holder, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with Article VI of the Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Holder in connection with any foreclosure instituted pursuant to the Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Deed of Trust pertaining to ERISA; (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Holder and arising from any breach of a covenant contained in Article VI of the Deed of Trust, or any warranty or indemnity agreement given to Holder with respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure
Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Holder to waive the security of the Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel,

                                       6                                 Group 2
and thereafter to exercise against Borrower, to the extent permitted by such
Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Holder's claim against Borrower to judgment, and any other rights and remedies permitted by law; and/or (xi) to recover Impositions or Premiums which Borrower fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of the Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Holder exercises the rights and remedies of an unsecured creditor in accordance with clause (x) above, Borrower promises to pay to Holder, on demand by Holder following such exercise, all amounts owed to Holder under any Loan Document, and Borrower agrees that it and its general partner, if any, will be personally liable for the payment of all such sums.

     The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that prior to the repayment of the Secured Indebtedness, Borrower or the general partner of Borrower commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

     12.  Waiver by Borrower. Borrower and others who may become liable for the
          ------------------
payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

     13.  Exercise of Rights. No single or partial exercise by Holder, or delay
          ------------------
or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

     14.  Fees and Expenses. If Borrower defaults under this Note, Borrower
          -----------------
shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee.

     15.  No Amendments. This Note may not be modified or amended except in a
          -------------
writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower and Holder and there is no unwritten oral credit agreement with respect to the subject matter of the Loan.

     16.  Governing Law. This Note is to be construed and enforced in accordance
          -------------
with the laws of the State.

     17.  Construction. The words "Borrower" and "Holder" shall be deemed to
          ------------
include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any Section of this Note.

     18.  Notices. All notices, demands, requests and consents permitted or
          -------
required under this Note shall be given in the manner prescribed in the Deed of Trust.

     19.  Time of the Essence. Time shall be of the essence with respect to all
          -------------------
of Borrower's obligations under this Note.

                                       7                                 Group 2

          20.  Severability. If any provision of this Note should be held
               ------------
unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

                                       8                                Group 2

     IN WITNESS WHEREOF, Borrower has executed this Note as of the Execution
Date.

                                        KILROY REALTY, L.P.,
                                        A Delaware limited partnership

                                        By:  KILROY REALTY CORPORATION,
                                             A Maryland corporation
                                             General Partner


                                             By: /s/ TYLER H. ROSE
                                                 _______________________________
                                                 Tyler H. Rose
                                                 Senior Vice President
                                                  and Treasurer


                                             By: /s/ TIMOTHY M. SCHOEN
                                                 _______________________________
                                                 Timothy M. Schoen
                                                 Vice President

                                       S-1                               Group 2

                                                          Exhibit 10.83   4 of 8


-----------------------------------
RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

O'Melveny & Myers LLP
610 Newport Center Drive
17th Floor
Newport Beach, California 92660
Attention:  Diana A. Scherer, Esq.
-----------------------------------


                      DEED OF TRUST, SECURITY AGREEMENT AND

                                 FIXTURE FILING

                                    (GROUP 2)

                                       BY

                              KILROY REALTY, L.P.,

                         a Delaware limited partnership,
                                   as Trustor

                                       TO

                             CHICAGO TITLE COMPANY,

                            a California corporation,

                                   as Trustee
                               for the benefit of

                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,
                                 as Beneficiary

                          Dated as of January 10, 2002

                                                                         Group 2

                                TABLE OF CONTENTS

                  ARTICLE I - GRANT OF SECURITY

Section 1.01      REAL PROPERTY GRANT .............................................    3
Section 1.02      PERSONAL PROPERTY GRANT .........................................    4
Section 1.03      CONDITIONS TO GRANT .............................................    4


                  ARTICLE II - TRUSTOR COVENANTS

Section 2.01      DUE AUTHORIZATION, EXECUTION AND DELIVERY .......................    5
Section 2.02      PERFORMANCE BY TRUSTOR ..........................................    5
Section 2.03      WARRANTY OF TITLE ...............................................    5
Section 2.04      TAXES, LIENS AND OTHER CHARGES ..................................    5
Section 2.05      ESCROW DEPOSITS .................................................    6
Section 2.06      CARE AND USE OF THE PROPERTY ....................................    7
Section 2.07      COLLATERAL SECURITY INSTRUMENTS .................................    8
Section 2.08      SUITS AND OTHER ACTS TO PROTECT THE PROPERTY ....................    8
Section 2.09      LIENS AND ENCUMBRANCES ..........................................    9


                  ARTICLE III - INSURANCE

Section 3.01      REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES ..............    9
Section 3.02      ADJUSTMENT OF CLAIMS ............................................   12
Section 3.03      ASSIGNMENT TO BENEFICIARY .......................................   12


                  ARTICLE IV - BOOKS, RECORDS AND ACCOUNTS

Section 4.01      BOOKS AND RECORDS ...............................................   12
Section 4.02      PROPERTY REPORTS ................................................   13
Section 4.03      ADDITIONAL MATTERS ..............................................   13


                  ARTICLE V - LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01      TRUSTOR'S REPRESENTATIONS AND WARRANTIES ........................   13
Section 5.02      ASSIGNMENT OF LEASES ............................................   14
Section 5.03      PERFORMANCE OF OBLIGATIONS ......................................   14


                                       i                                 Group 2

Section 5.04      SUBORDINATE LEASES ..............................................   14
Section 5.05      LEASING COMMISSIONS .............................................   15


                  ARTICLE VI - ENVIRONMENTAL HAZARDS

Section 6.01      REPRESENTATIONS AND WARRANTIES ..................................   15
Section 6.02      REMEDIAL WORK ...................................................   15
Section 6.03      ENVIRONMENTAL SITE ASSESSMENT ...................................   16
Section 6.04      UNSECURED OBLIGATIONS ...........................................   16
Section 6.05      HAZARDOUS MATERIALS .............................................   16
Section 6.06      REQUIREMENTS OF ENVIRONMENTAL LAWS ..............................   17

                  ARTICLE VII - CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01      TRUSTOR'S REPRESENTATIONS .......................................   18
Section 7.02      RESTORATION .....................................................   18
Section 7.03      CONDEMNATION ....................................................   19
Section 7.04      REQUIREMENTS FOR RESTORATION ....................................   20


                  ARTICLE VIII - REPRESENTATIONS OF TRUSTOR

Section 8.01      ERISA ...........................................................   22
Section 8.02      NON-RELATIONSHIP ................................................   22
Section 8.03      NO ADVERSE CHANGE ...............................................   22
Section 8.04      FOREIGN INVESTOR ................................................   23
Section 8.05      PROPERTY MANAGEMENT AGREEMENTS ..................................   23

                  ARTICLE IX - EXCULPATION AND LIABILITY

Section 9.01      LIABILITY OF TRUSTOR ............................................   23


                  ARTICLE X  - CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01     CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION .....   23
Section 10.02     PROHIBITION ON SUBORDINATE FINANCING ............................   26
Section 10.03     RESTRICTIONS ON ADDITIONAL OBLIGATIONS ..........................   26
Section 10.04     STATEMENTS REGARDING OWNERSHIP ..................................   27


                  ARTICLE XI - DEFAULTS AND REMEDIES

Section 11.01     EVENTS OF DEFAULT ...............................................   27

                                       ii                                Group 2

Section 11.02     REMEDIES UPON DEFAULT ...........................................    28
Section 11.03     APPLICATION OF PROCEEDS OF SALE .................................    29
Section 11.04     WAIVER OF JURY TRIAL ............................................    29
Section 11.05     BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS ............    30
Section 11.06     BENEFICIARY REIMBURSEMENT .......................................    30
Section 11.07     FEES AND EXPENSES ...............................................    30
Section 11.08     WAIVER OF CONSEQUENTIAL DAMAGES .................................    30
Section 11.09     INDEMNIFICATION OF TRUSTEE ......................................    30
Section 11.10     ACTIONS BY TRUSTEE ..............................................    30
Section 11.11     SUBSTITUTION OF TRUSTEE .........................................    30


                  ARTICLE XII - TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01     PARTICIPATION AND SALE OF LOAN ..................................    31
Section 12.02     REPLACEMENT OF NOTE .............................................    31
Section 12.03     TRUSTOR'S ESTOPPEL ..............................................    31
Section 12.04     FURTHER ASSURANCES ..............................................    32
Section 12.05     SUBROGATION .....................................................    32


                  ARTICLE XIII - SECURITY AGREEMENT

Section 13.01     SECURITY AGREEMENT ..............................................    32
Section 13.02     REPRESENTATIONS AND WARRANTIES ..................................    32
Section 13.03     CHARACTERIZATION OF PROPERTY ....................................    33
Section 13.04     PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS ............    33


                  ARTICLE XIV - SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01     RIGHT OF SUBSTITUTION ...........................................    34
Section 14.02     RELEASE PROVISION ...............................................    35

                  ARTICLE XV - MISCELLANEOUS COVENANTS

Section 15.01     NO WAIVER .......................................................    35
Section 15.02     NOTICES .........................................................    36
Section 15.03     HEIRS AND ASSIGNS; TERMINOLOGY ..................................    36
Section 15.04     SEVERABILITY ....................................................    36
Section 15.06     CAPTIONS ........................................................    36
Section 15.07     TIME OF THE ESSENCE .............................................    36
Section 15.08     NO MERGER .......................................................    36
Section 15.09     NO MODIFICATIONS ................................................    36
Section 15.10     SECURITIES REPRESENTATIONS ......................................    36

                                      iii                                Group 2

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                                    (Group 2)

                                 DEFINED TERMS
================================================================================
Dated As Of: January 10, 2002
--------------------------------------------------------------------------------
Note: The Promissory Note (Group 2) dated as of the Execution Date made by Trustor to the order of Beneficiary in the principal amount of $ 23,600,000


Related Notes: Those certain promissory notes described on Exhibit C attached hereto
--------------------------------------------------------------------------------
Beneficiary & Address: Metropolitan Life Insurance Company,
                       a New York corporation
                       200 Park Avenue, 12th Floor
                       New York, New York 10166
                       Attention: Senior Vice-President
                                      Real Estate Investments

                and:   Metropolitan Life Insurance Company
                       400 South El Camino Real, 8th Floor
                       San Mateo, California 94402
                       Attention: Vice-President
                                      Real Estate Investments
--------------------------------------------------------------------------------
Trustor & Address:     Kilroy Realty, L.P.
                       2250 East Imperial Highway, Suite 1200
                       El Segundo, California 90245

--------------------------------------------------------------------------------
Trustee & Address:     Chicago Title Company
                       16969 Von Karman Avenue, #200
                       Irvine, California 92606


--------------------------------------------------------------------------------
County and State in which the Property is located: Orange County, State of California
--------------------------------------------------------------------------------
Use: Commercial/Industrial

--------------------------------------------------------------------------------
Insurance:

Commercial General Liability  $25 Million

Address for Insurance Notification:
      Metropolitan Life Insurance Company
      One Madison Avenue
      New York, New York 10010-3690
      Attn: Risk Management Unit, Area: 3 D/E

--------------------------------------------------------------------------------
Loan Documents: The Note, this Deed of Trust, the Related Notes, those certain Deeds of Trust described on Exhibit C attached hereto (the "Related Deeds of Trust"), any other documents related to the Note, this Deed of Trust, the Related Notes, the Related Deeds of Trust and all renewals, amendments, modifications,
================================================================================

                                       1                                 Group 2

--------------------------------------------------------------------------------
restatements, substitutions and extensions of these documents.

Unsecured Indemnity Agreement: Unsecured Indemnity Agreement (Group 2) dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 1), Unsecured Indemnity Agreement (Group 3) and Unsecured Indemnity Agreement (Group
4), each dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.

================================================================================








        This DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (Group 2) (this "Deed of Trust") is entered into as of January 10, 2002 (the "Execution Date") by Trustor to Trustee for the benefit of Beneficiary with reference to the following Recitals:

                                    RECITALS

        A. This Deed of Trust secures: (1) the payment of the indebtedness evidenced by the Note (sometimes referred to herein as the "Loan") and the Related Notes (sometimes referred to herein as the "Related Loans"), with interest at the rates set forth in the Note and the Related Notes, together with all renewals, modifications, consolidations and extensions of the Note and the Related Notes, all additional advances or fundings made by Beneficiary, and any other amounts required to be paid by Trustor under any of the Loan Documents and Related Loan Documents (collectively, the "Secured Indebtedness"), and (2) the full performance by Trustor of all of the terms, covenants and obligations set forth in any of the Loan Documents.

        B. Trustor makes the following covenants and agreements for the benefit of Beneficiary or any party designated by Beneficiary, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "Beneficiary") and Trustee.

                                       2                                 Group 2

NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Trustor agrees as follows:

                                    ARTICLE I
                                GRANT OF SECURITY

Section 1.01 REAL PROPERTY GRANT. Trustor irrevocably transfers, grants,
             -------------------
conveys, assigns and warrants to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

        (1) that certain real property located in the County and State which is more particularly described in Exhibit "A" attached to this Deed of Trust or any
                               -----------
portion of the real property; all easements, rights-of-way, gaps, strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Trustor with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "Land");

        (2) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

        (3) (a) all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Land and/or Improvements and all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Trustor, any advance payment of real estate taxes or assessments, or insurance premiums made by Trustor and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and
(b) all insurance proceeds payable to Trustor in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Deed of Trust ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

        (4) all damages, payments and revenue of every kind that Trustor may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

        (5) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

        (6) all licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements; and

                                       3                                 Group 2

        (7) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements.

        TO HAVE AND TO HOLD the Real Property, unto Trustee, its successors and assigns, in trust, for the benefit of Beneficiary, its successors and assigns, forever subject to the terms, covenants and conditions of this Deed of Trust.

Section 1.02 PERSONAL PROPERTY GRANT. Trustor irrevocably sells, transfers,
             -----------------------
grants, conveys, assigns and warrants to Beneficiary, its successors and assigns, a security interest in Trustor's interest in the following personal property which is collectively referred to as "Personal Property":

        (1) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

        (2) all rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Trustor in common with others and all documents of membership in any owner's association or similar group;

        (3) all plans and specifications prepared for construction of the Improvements; and all contracts and agreements of Trustor relating to the plans and specifications or to the construction of the Improvements;

        (4) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper used in the operation of or otherwise relating to the Real Property, and all substitutions, replacements of, and additions to, any of the these items;

        (5) all sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

        (6) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

        All of the Real Property and the Personal Property are collectively referred to as the "Property."

Section 1.03 CONDITIONS TO GRANT. If Trustor shall pay to Beneficiary the
             -------------------
Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Trustor shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Deed of Trust and all the rights granted by this Deed of Trust shall be released by Trustee and/or Beneficiary in accordance with the laws of the State.

                                       4                                 Group 2

                                   ARTICLE II
                                TRUSTOR COVENANTS

Section 2.01  DUE AUTHORIZATION, EXECUTION, AND DELIVERY.
              -------------------------------------------

        (a) Trustor represents and warrants that the execution of the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized and there is no provision in the organizational documents of Trustor requiring further consent for such action by any other entity or person.

        (b) Trustor represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

        (c) Trustor represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Trustor's being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

        (d) Trustor represents and warrants that the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized, executed and delivered by Trustor and constitute valid and binding obligations of Trustor which are enforceable in accordance with their terms.

Section 2.02  PERFORMANCE BY TRUSTOR. Trustor shall pay the Secured Indebtedness
              -----------------------
to Beneficiary and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

Section 2.03  WARRANTY OF TITLE.
              ------------------

        (a) Trustor warrants that it holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of the County and contained in Schedule B 1 of the title insurance policy or policies which have been approved by Beneficiary (the "Permitted Exceptions"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens.

        (b) Trustor further covenants to warrant and forever defend Beneficiary and Trustee from and against all persons claiming any interest in the Property.

Section 2.04  TAXES, LIENS AND OTHER CHARGES.
              -------------------------------

        (a) Unless otherwise paid to Beneficiary as provided in Section 2.05, Trustor shall pay all real estate and other taxes and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid prior to the date on which the particular Imposition would become delinquent, and upon demand Trustor shall produce to Beneficiary receipts of the imposing authority, or other evidence reasonably satisfactory to Beneficiary, evidencing the payment of the Imposition in full. If Trustor elects by appropriate legal action to contest any Imposition, Trustor shall first deposit cash with

                                       5                                 Group 2

Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor deposits this sum with Beneficiary, Trustor shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

        (b) Trustor shall promptly discharge or cause to be discharged any mechanics' or materialmen's liens or claims of lien filed or otherwise asserted against any portion of the Property and any proceedings for the enforcement thereof (all of the foregoing items are collectively referred to as the "Mechanics' Lien(s)"). If Trustor elects by appropriate legal action to contest any Mechanics' Lien, Trustor shall first record a bond or surety in the office of the county recorder in which such Mechanics' Lien was recorded, in form and amount sufficient to comply with all applicable law or, at the election of Beneficiary, deposit cash with Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Mechanics' Lien plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor records such bond or deposits such sum with Beneficiary, as Beneficiary elects, Trustor shall not be required to pay the Mechanics' Lien provided that the contest operates to prevent enforcement or collection of the Mechanics' Lien, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Mechanics' Lien as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies, if any, which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

        (c) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Beneficiary, at Beneficiary's option, the Secured Indebtedness shall immediately become due and payable (without payment of any Prepayment Fee). Notwithstanding the preceding sentence, the Beneficiary's election to accelerate the Loan shall not be effective if (1) Trustor is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Trustor agrees in writing to pay or reimburse Beneficiary in accordance with Section 11.06 for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

Section 2.05 ESCROW DEPOSITS; WAIVER OF DEPOSITS.
             -----------------------------------

        (a) Without limiting the effect of Section 2.04 and Section 3.01, Trustor shall pay to Beneficiary monthly on the same date the monthly installment is payable under the Note, an amount equal to 1/12th of the amounts Beneficiary reasonably estimates are necessary to pay, on an annualized basis,
(1) all Impositions and (2) the premiums for the insurance policies required under this Deed of Trust (collectively the "Premiums") until such time as Trustor has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Beneficiary any additional amounts necessary to pay the Premiums and Impositions. Trustor will furnish to Beneficiary bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions

                                       6                                 Group 2
or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Beneficiary without any requirement to pay interest to Trustor on account of these funds. If an Event of Default occurs, Beneficiary shall have the right, at its election, to apply any amounts held under this
Section 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

        (b) Notwithstanding the provisions of Section 2.05(a) above, Beneficiary agrees to waive the monthly escrow deposit of Premiums and Impositions described in Section 2.05(a) above, unless and until the occurrence of one or more of the following events: (i) an Event of Default occurs under the Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (ii) Kilroy Realty, L.P., a Delaware limited partnership, no longer owns the Property; (iii) such Premiums or Impositions deposits are required in connection with a securitization of the Loan; (iv) or, in the case of Premiums deposits, Trustor fails to furnish to Beneficiary, not later than thirty (30) days before the dates on which any Premiums hereunder or under the Related Deeds of Trust would become delinquent, receipts for the payment of such Premiums hereunder or under the Related Deeds of Trust or appropriate proof of issuance of a new policy which continues in force the insurance coverage of the expiring policy, or (v) in the case of Impositions, at any time Trustor fails to furnish to Beneficiary receipts for the payment of Impositions hereunder and under the Related Deeds of Trust within the time required under Section 2.04 hereof and of the Related Deeds of Trust. Upon the occurrence of any of the events described in clauses (i) through (v) above, Beneficiary reserves the right to require Impositions and Premiums deposits at any time in its sole and absolute discretion, notwithstanding the fact that such Event of Default may be cured or that any Transfer of the Property has been approved by Beneficiary.

Section 2.06 CARE AND USE OF THE PROPERTY.
             -----------------------------

        (a) Trustor's represents and warrants to Beneficiary as follows:

                 (i) All authorizations, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

                 (ii) The Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Trustor shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Trustor shall furnish Beneficiary, on request, proof of compliance with the Requirements. Trustor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

                 (iii) Trustor has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Trustor and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Trustor, at its sole cost and expense, shall keep the Property in good order, condition, and repair,

                                       7                                 Group 2
and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements.

                 (iv) Trustor shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Beneficiary.

                 (v)   The zoning approval for the Property is not dependent

upon the ownership or use of any property which is not encumbered by the Deed of Trust.

                 (vi) Construction of the Improvements on the Property is complete.

                 (vii) The Property is in good repair and condition, free of any material damage

        (b) Beneficiary shall have the right, at any time and from time to time during normal business hours and upon reasonable prior notice to Trustor (except in an emergency, in which case no such notice shall be required), to enter the Property in order to ascertain Trustor's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Trustor shall cooperate with Beneficiary performing these inspections. Beneficiary's rights hereunder include its rights under California Civil Code
Section 2929.5, as such Section may be amended from time to time. Trustor shall pay, within ten (10) business days of demand from Beneficiary, all reasonable, out of pocket costs incurred by Beneficiary in connection with any such inspections, except (i) the costs of such appraisal, (ii) the costs of such surveying or engineering work, unless such work was performed based upon Beneficiary's good faith determination that an adverse change had occurred or potentially could occur with respect to the Property, in which case Trustor shall pay such costs, and (iii) as may otherwise be provided in such Section 2929.5.

        (c) Trustor shall use, or cause to be used, the Property continuously for the Use. Trustor shall not use, or permit the use of, the Property for any other use without the prior written consent of Beneficiary.

        (d) Without the prior written consent of Beneficiary, Trustor shall not
(i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances, or (iii) subject the Property to restrictive covenants.

Section 2.07 COLLATERAL SECURITY INSTRUMENTS. Trustor covenants and agrees that
             -------------------------------
if Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Deed of Trust. Beneficiary may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Deed of Trust and the Related Deeds of Trust, and without waiving any breach or default of Trustor under this Deed of Trust or any other Loan Document.

Section 2.08  SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.
              ---------------------------------------------

        (a) Trustor shall immediately notify Beneficiary of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of

                                       8                                 Group 2

Beneficiary under the Loan Documents (collectively, "Actions"). Trustor shall appear in and defend any Actions.

        (b) Beneficiary shall have the right, at the cost and expense of Trustor, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Beneficiary under the Loan Documents. Any money paid by Beneficiary under this Section shall be reimbursed to Beneficiary in accordance with Section 11.06 hereof.

Section 2.09 LIENS AND ENCUMBRANCES. Without the prior written consent of
             ----------------------
Beneficiary, to be exercised in Beneficiary's sole and absolute discretion, other than the Permitted Exceptions and Impositions and Mechanics' Liens being contested by Trustor in accordance with the provisions of Sections 2.04(a) and
(b), Trustor shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Deed of Trust (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Trustor shall obtain a discharge and release of any Liens and Encumbrances within thirty (30) days after receipt of notice of their existence, or promptly contest the same in accordance with Section 2.04(a) or (b), as applicable.

                                   ARTICLE III
                                    INSURANCE

Section 3.01 REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.
             ---------------------------------------------------

        (a) During the term of this Deed of Trust, Trustor at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Beneficiary as to amounts, types of coverage and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Trustor shall be responsible for its own deductibles. Trustor shall also pay for any insurance, or any increase of policy limits, not described in the Deed of Trust which Trustor requires for its own protection or for compliance with government statutes. Trustor's insurance shall be primary and without contribution from any insurance procured by Beneficiary.

        Policies of insurance shall be delivered to Beneficiary in accordance with the following requirements:

                 (1) All Risk Property insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this Article III shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no deductible in excess of $25,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Trustor and approved by Beneficiary, in the good faith exercise of its discretion, or by an engineer or appraiser in the regular employ of the insurer, provided, however, that Trustor shall be required to pay the reasonable costs of such appraisal no more than once every twenty-four (24) months,

                                       9                                 Group 2
unless an event occurs or condition exists which, in Beneficiary's good faith determination justifies the re-determination of the Full Replacement Cost.

               (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (ii) to continue at not less than this limit until required to be changed by Beneficiary in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Deed of Trust to the extent available.

               (3) Business Income insurance in an amount sufficient to prevent Trustor from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover one (1) year's "Business Income" (as hereinafter defined). The amount of such insurance shall be increased from time to time during the terms of this Deed of Trust as and when new leases and renewal leases are entered into and rents payable increase or the annual estimate of gross income from occupancy the Property increases to reflect such rental increase. "Business Income" shall mean the sum of (i) the total anticipated gross income from occupancy of the Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Trustor, (iii) the fair market rental value of any portion of the Property which is occupied by Trustor, and (iv) any other amounts payable to Trustor or to any affiliate of Trustor pursuant to Leases (as defined in Section 5.02).

               (4) If Beneficiary determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Trustor will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

               (5) During the period of any construction or renovation or alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Beneficiary, in the good faith exercise of its discretion, including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

               (6) Workers' Compensation insurance, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

               (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal

                                       10                                Group 2
to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of a covered accident or breakdown.

                (8) Such other insurance as may from time to time be reasonably required by Beneficiary against other insurable hazards, including, but not limited to, vandalism, earthquake, sinkhole and mine subsidence.

          (b) Beneficiary's interest must be clearly stated by endorsement in the insurance policies described in this Section 3.01 as follows:

                (1) The policies of insurance referenced in Subsections (a)(1),
     (a)(3), (a)(4), (a)(5) and (a)(7) of this Section 3.01 shall identify Beneficiary under the New York Standard Mortgagee Clause (non-contributory) endorsement.

                (2) The insurance policy referenced in Section 3.01 (a)(2) shall name Beneficiary as an additional insured.

                (3) All of the policies referred to in Section 3.01 shall provide for at least thirty (30) days' written notice to Beneficiary in the event of policy cancellation and/or material change.

          (c) All the insurance companies must be authorized to do business in New York State and the State and be approved by Beneficiary, in the good faith exercise of its discretion. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 12.01) issued with respect to this Loan which have been assigned a rating by a credit rating agency approved by Beneficiary (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Trustor shall deliver evidence satisfactory to Beneficiary of payment of premiums due under the insurance policies.

          (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Beneficiary upon request. If any policy is canceled before the Loan is satisfied, and Trustor fails to immediately procure replacement insurance, Beneficiary reserves the right but shall not have the obligation immediately to procure replacement insurance at Trustor's cost.

          (e) Trustor shall be required during the term of the Loan to continue to provide Beneficiary with original renewal policies or replacements of the insurance policies referenced in Section 3.01 (a). Beneficiary may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(2), (a)(4), and (a)(6) of this Section 3.01 instead of requiring the actual policies. Beneficiary shall be provided with renewal Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Trustor to maintain the insurance required under this Article III shall not constitute a waiver of Trustor's obligation to fulfill these requirements.

          (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Beneficiary's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Beneficiary.

                                       11                                Group 2

Section 3.02 ADJUSTMENT OF CLAIMS. Trustor hereby authorizes and empowers
             --------------------
Beneficiary to settle, adjust or compromise any claims in excess of $250,000 for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

Section 3.03 ASSIGNMENT TO BENEFICIARY. In the event of the foreclosure of this
             -------------------------
Deed of Trust or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Trustor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property.

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS

Section 4.01 BOOKS AND RECORDS. Trustor shall keep adequate books and records of
             -----------------
account with respect to the Property in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Beneficiary in its sole discretion, consistently applied and furnish to
Beneficiary:

     (a) quarterly certified rent rolls signed and dated by Trustor, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.02) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Beneficiary, within thirty (30) days after the end of each fiscal quarter;

     (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements and total cash flow, to be prepared and certified by Trustor in the form required by Beneficiary, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty to sixty (30-60) days after the close of each fiscal quarter of Trustor;

     (c) so long as the general partner of Trustor is a publicly-traded entity, an annual balance sheet and profit and loss statement of the general partner of Trustor in the form required by Beneficiary, prepared and certified by the general partner of Trustor, or if required by Beneficiary, audited financial statements for the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary and all on a consolidated basis, within one hundred five (105) days after the close of each fiscal year of the general partner of Trustor; provided, however, that if the general partner of Trustor is no longer a publicly-traded entity, then Trustor must furnish to Beneficiary an annual balance sheet and profit and loss statement of Trustor and the general partner of Trustor in the form required by Beneficiary, prepared and certified by Trustor or the general partner of Trustor, as the case may be, or if required by Beneficiary, audited financial statements for Trustor and the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary within one hundred five (105) days after the close of each fiscal year of Trustor and the general partner of Trustor; and

     (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

                                       12                                Group 2

Section 4.02 PROPERTY REPORTS. Upon request from Beneficiary or its
             ----------------
representatives and designees, Trustor shall furnish in a timely manner to
Beneficiary:

     (a) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Beneficiary, in reasonable detail and certified by Trustor (or an officer, general partner, member or principal of Trustor if Trustor is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

     (b) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Beneficiary to obtain information regarding such accounts directly from such financial institutions.

Section 4.03 ADDITIONAL MATTERS.
             ------------------

     (a) Trustor shall furnish Beneficiary with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Beneficiary or the rating agencies in form and substance satisfactory to Beneficiary or the rating agencies.

     (b) Trustor shall furnish Beneficiary and its agents convenient facilities for the examination and audit of any such books and records.

     (c) Beneficiary and its representatives shall have the right during regular business hours and upon prior written notice to examine and audit the records, books, management and other papers of Trustor, its general partner, upon Beneficiary's good faith determination, its affiliates (if applicable) and any guarantor, which reflect upon their financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Trustor, its general partner, its affiliates (if applicable) and any guarantor, where the books and records are located. Beneficiary shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

                                    ARTICLE V
               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01 TRUSTOR'S REPRESENTATIONS AND WARRANTIES.
             -----------------------------------------

     Trustor represents and warrants to Trustee and Beneficiary as follows:

     (a) There are no leases or occupancy agreements affecting the Property as of the date hereof except those leases and amendments listed on Exhibit B to the Assignment of Leases and Trustor has delivered to Beneficiary true, correct and complete copies of all such leases, including amendments (collectively, "Existing Leases") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "Guaranties").

                                       13                                Group 2

     (b) There are no defaults by Trustor under the Existing Leases and Guaranties and, to the best knowledge of Trustor, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect in accordance with their terms.

     (c) To the best knowledge of Trustor, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

     (d) No Existing Leases may be amended terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except in the event of (i) material damage to, or destruction of, the Property or (ii) condemnation.

Section 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the
             --------------------
Secured Indebtedness and the performance of Trustor's obligations under the Loan Documents, Trustor absolutely, presently and unconditionally grants, assigns and transfers to Beneficiary all of Trustor's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property, and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties affecting the Property and (iii) the Rents and Profits. Trustor acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases".

Section 5.03 PERFORMANCE OF OBLIGATIONS.
             ---------------------------

     (a) Trustor shall perform all material obligations of landlord under any and all Leases. If any of the acts described in this Section are done without the written consent of Beneficiary, at the option of Beneficiary, they shall be of no force or effect and shall constitute a default under this Deed of Trust.

     (b) Trustor agrees to furnish Beneficiary executed copies of all future Leases. Trustor shall not, without the express written consent of Beneficiary,
(i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Deed of Trust as Exhibit "B", or (ii)
                                                       ----------
cancel or terminate any Leases (except in the case of a tenant default) unless Trustor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way or reduce the rent, or (iv) unless the tenants remain liable under the Leases, consent to an assignment of the tenant's interest or to a subletting of the demised premises under any Lease, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to purchase the Property.

Section 5.04 SUBORDINATE LEASES. Except as otherwise expressly approved by
             ------------------
Beneficiary, each Lease affecting the Property shall be absolutely subordinate to the lien of this Deed of Trust and shall also contain a provision, satisfactory to Beneficiary, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser. If requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions. If Beneficiary requests, Trustor shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Beneficiary on forms which have been approved by Beneficiary.

                                       14                                Group 2

Section 5.05 LEASING COMMISSIONS. Trustor covenants and agrees that all
             -------------------
contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Beneficiary and (ii) be subordinate to the lien of this Deed of Trust. Beneficiary will be provided evidence of Trustor's compliance with this Section upon request.

                                   ARTICLE VI
                              ENVIRONMENTAL HAZARDS

Section 6.01 REPRESENTATIONS AND WARRANTIES. Trustor hereby represents,
             ------------------------------
warrants, covenants and agrees to and with Beneficiary that (i) neither Trustor nor, to the best of Trustor's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6.05) at, on, under, within or about the Property except as disclosed in the following environmental reports: ________________________[report titles, dates, consultant names and job numbers] (the "Environmental Reports"), as used in tenants' ordinary course of business in accordance with all Requirements of Environmental Laws, or as otherwise expressly approved by Beneficiary in writing, (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Trustor are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.06), (iii) Trustor will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (iv) all operations or activities upon the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (v) except as disclosed to Beneficiary in the Environmental Reports, Trustor does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto in connection with the Property, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws reasonably related to the Property, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing, (vi) Trustor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (vii) Trustor has truthfully and fully provided to Beneficiary, in writing, any and all information relating to environmental conditions in, on, under or from the property that is known to Trustor and that is contained in Trustor's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property. For purposes of this Section 6.01, the term "due inquiry" shall mean that level of inquiry and diligence that would be exercised by a prudent property manager operating Class A industrial buildings similar to the Property and located in Southern California.

Section 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site
             -------------
conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required in connection with the Property under any Requirements of Environmental Laws, Trustor shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in advance in writing by Beneficiary. All costs and expenses of Remedial Work shall be paid by Trustor including, without limitation, the charges of the contractor(s) and/or the consulting engineer,

                                       15                                Group 2
and Beneficiary's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Beneficiary may, but shall not be required to, upon reasonable notice (except upon an emergency, in which case no such notice shall be required) cause such Remedial Work to be performed, subject to the provisions of Sections 11.05 and 11.06.

Section 6.03   ENVIRONMENTAL SITE ASSESSMENT. Beneficiary shall have the right,
               -----------------------------
at any time and from time to time upon reasonable notice and during regular business hours, to undertake, at the expense of Beneficiary, an environmental site assessment on the Property, including any testing that Beneficiary may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws; provided, however, that if such environmental site assessment is performed based upon Beneficiary's good faith determination that a change has occurred in the environmental condition of the Property, a change has occurred or a potential change may occur in any Requirements of Environmental Laws, or an adverse change has occurred in the materials or substances used or otherwise brought onto the Property, then such environmental site assessment shall be at the expense of Trustor. Trustor shall cooperate fully with Beneficiary and its consultants performing such assessments and tests.

Section 6.04   UNSECURED OBLIGATIONS. No amounts which may become owing by
               ---------------------
Trustor to Beneficiary under this Article VI, under any other provision of this Deed of Trust as a result of a breach of or violation of this Article VI, under
Article VI of the Related Deeds of Trust or under any other provision of the Related Deeds of Trust as a result of a breach or violation of Article VI of a Related Deed of Trust, shall be secured by this Deed of Trust or the Related Deeds of Trust. The obligations shall continue in full force and effect and any breach of this Article VI shall constitute an Event of Default. The lien of this Deed of Trust shall not secure (i) any obligations evidenced by or arising under the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Deed of Trust but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Beneficiary to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

Section 6.05   HAZARDOUS MATERIALS.
               -------------------

"Hazardous Materials" shall include without limitation:

     (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery
                                 -- ---
Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials
                                     -- ---
Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations
                                            -- ---
promulgated pursuant to said laws, all as amended;

     (b) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                                       16                                Group 2

     (c) Any material, waste or substance which is (A) petroleum, (B) asbestos,
(C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. (S) 1251 et seq. (33
                                                                   -- ---
U.S.C. (S) 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S) 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. (S)(S)2601 et seq.; (F) flammable
                                                     -- ---
explosives; or (G) radioactive materials; and

     (d) Any material, waste or substance which is included within any of the following:

               (i) any of the definitions of "acutely hazardous waste," "extremely hazardous waste," "hazardous waste," "infectious waste," "retrograde material," "volatile organic compound" or "waste" pursuant to Cal. Health & Safety Code (S)25110 et seq.;
                     -- ---

               (ii) any chemical known to the state of California to cause cancer or reproductive toxicity as published pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, Cal. Health & Safety Code (S)25249.5 et seq.;
                                                                        -- ---

               (iii) the definition of "hazardous substance" pursuant to Cal. Health & Safety Code (S)25281;

               (iv) the definition of "hazardous substance" as used in the Carpenter-Presley-Tanner Hazardous Substance Account Act, Cal. Health & Safety Code, (S)25300 et seq.;

               (v) either of the definitions of "hazardous materials" or "hazardous substances" pursuant to Cal. Health & Safety (S)25501;

               (vi) the definition of "hazardous material" pursuant to Cal. Health & Safety Code (S)25411;

               (vii) the definition of "asbestos" pursuant to Cal. Health & Safety Code (S)25918;

               (viii) either of the definitions of "air contaminant" or "air pollutant" as used in the Porter-cologne Water Quality Control Act, Cal. Health & Safety Code (S)39000 et seq.; and
                      -- ---

               (ix) "waste" or "hazardous substance" pursuant to Cal. Water Code (S)13050; and

     (e) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

Section 6.06   REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of
               ----------------------------------
Environmental Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law applicable to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or
(iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                       17                                Group 2

                                   ARTICLE VII

                     CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01   TRUSTOR'S REPRESENTATIONS.
               -------------------------

     Trustor represents and warrants as follows:

     (a) Except as expressly approved by Beneficiary in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

     (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Trustor received notice of any proposed condemnation or other similar proceeding affecting the Property.

     (c) There is no pending proceeding for the total or partial condemnation of the Property.

Section 7.02   RESTORATION.
               -----------

     (a) Trustor shall give prompt written notice of any casualty to the Property to Beneficiary whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Trustor covenants and agrees to commence and diligently pursue to completion the Restoration.

     (b) Trustor assigns to Beneficiary all Insurance Proceeds which Trustor is entitled to receive in connection with a casualty whether or not such insurance is required under this Deed of Trust. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security (as defined in Section 7.02 (c)), and (ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, the Net Insurance Proceeds shall be applied to the Cost of Restoration in accordance with the terms of this Article. Beneficiary shall hold and disburse the Insurance Proceeds less the cost, if any, to Beneficiary of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Insurance Proceeds") to the Restoration; provided, however, that Trustor shall be entitled to receive and hold any Insurance Proceeds in an aggregate amount equal to or less than $250,000.

     (c) For the purpose of this Article, "Impairment of the Security" shall mean any or all of the following: (i) any of the Leases for more than 25,000 square feet existing immediately prior to the damage, destruction, condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty, (ii) the casualty or damage occurs during the last year of the term of the Loan, or restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

     (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that

                                       18                                Group 2
there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Beneficiary to Trustor.

     (e) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such casualty pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable that portion of the Loan amount allocated to the individual subdivided parcel affected by such casualty, as set forth on Schedule 1 hereto (for each such parcel, the "Allocated Loan Amount"), in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to
Section 14.02 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such casualty, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and 14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

Section 7.03   CONDEMNATION.
               ------------

     (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Beneficiary shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds"). At its option, Beneficiary shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

     (b) Trustor assigns to Beneficiary all Condemnation Proceeds which Trustor is entitled to receive. In the event of any Condemnation, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Trustor shall commence and diligently pursue to completion the Restoration. Beneficiary shall hold and disburse the Condemnation Proceeds less the cost, if any, to Beneficiary of recovering the Condemnation Proceeds including, without

                                       19                                Group 2
limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration.

     (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Beneficiary to Trustor.

     (d) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such Condemnation pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Condemnation Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the individual subdivided parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section
14.02 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and 14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

Section 7.04 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in
             ----------------------------
a writing signed by Beneficiary, the following are the Requirements For
Restoration:

     (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Trustor shall provide Beneficiary for its review and written approval
(i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Beneficiary (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Beneficiary reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Beneficiary (the "Contractor") in a form approved by Beneficiary in writing; and (v) a surety bond and/or guarantee of payment with respect to the completion of the

                                       20                                Group 2

Work. The bond or guarantee shall be satisfactory to Beneficiary in form and amount and shall be signed by a surety or other entities who are acceptable to Beneficiary.

     (b) Trustor shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Trustor shall have complied with the requirements of subsection (a) of this Section 7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Beneficiary's discretion, waived, Beneficiary shall disburse the Restoration Funds in increments to Trustor, from time to time as the Work progresses:

            (i) A General Contractor licensed in the State of California, or, if Kilroy Realty, L.P. is the Trustor hereunder and Trustor has received Beneficiary's consent thereto, Trustor, shall be in charge of the Work;

            (ii) Beneficiary shall disburse the Restoration Funds directly or through escrow with a title company selected by Trustor and approved by Beneficiary, upon not less than ten (10) days' prior written notice from Trustor to Beneficiary and Trustor's delivery to Beneficiary of (A) Trustor's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Beneficiary which states that (a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (c) when added to all sums previously paid by Beneficiary, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Beneficiary that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any, (y) a title search or by other evidence satisfactory to Beneficiary that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, excepting from each such Mechanics' Liens being contested by Trustor in accordance with the terms of Section 2.04(b);

            (iii) The final Request for Payment shall be accompanied by (i) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (ii) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements, (iii) evidence that the costs of the Restoration have been paid in full, and (iv) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, except such Mechanics' Liens being contested by Trustor in accordance with the terms of Section 2.04(b).

     (c) If (i) within ninety (90) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Trustor fails to submit to Beneficiary and receive Beneficiary's approval of plans and specifications or fails to deposit with Beneficiary the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such governmental authorities and Beneficiary, Trustor fails to commence promptly or diligently continue to completion the Restoration, or (iii) Trustor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then,

                                       21                                Group 2
in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, (1) Trustor may substitute a new parcel of property for the parcel of the Property subject to such Restoration pursuant to the terms of Section 14.01 below, or (2) Beneficiary may, at its option, apply the Restoration Funds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section 14.02 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time any of the events described in subsections (i) through (iv) occur, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and
14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable.

                                  ARTICLE VIII
                           REPRESENTATIONS OF TRUSTOR

Section 8.01 ERISA. Trustor hereby represents, warrants and agrees that: (i) it
             -----
is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Trustor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; (iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets"; (iv) Trustor will not engage in any transaction which would cause any obligation hereunder to be a non-exempt prohibited transaction under ERISA; and (v) Trustor will deliver to Beneficiary such certifications or other evidence of its compliance with this Section from time to time throughout the Loan as Beneficiary may request.

Section 8.02 NON-RELATIONSHIP. Neither Trustor nor any general partner,
             ----------------
director, member or officer of Trustor nor, to Trustor's knowledge, any person who is a Trustor's Constituent (as defined in Section 8.03) is (i) a director or officer of Metropolitan Life Insurance Company ("MetLife"), (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them,
(iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

Section 8.03  NO ADVERSE CHANGE.
              ------------------

     Trustor represents and warrants that:

                                       22                                Group 2

     (a) There has been no material adverse change from the conditions shown in the application submitted for the Loan by Trustor ("Application") or in the materials submitted in connection with the Application in the credit rating or financial condition of Trustor, the general partners, shareholders or members of Trustor or any entity which is a general partner, shareholder or member of Trustor, respectively as the case may be (collectively, "Trustor's Constituents").

     (b) Trustor has delivered to Beneficiary true and correct copies of all Trustor's organizational documents and except as expressly approved by Beneficiary in writing, there have been no changes in Trustor's Constituents since the date that the Application was executed by Trustor.

     (c) Neither Trustor, nor any of the Trustor's Constituents, is the subject of any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Trustor, no such proceeding is contemplated or threatened.

     (d) Trustor has received reasonably equivalent value for the granting of this Deed of Trust.

Section 8.04 FOREIGN INVESTOR. Neither Trustor nor any general partner of
             ----------------
Trustor is, and, at any time that the general partner of Trustor is no longer a publicly-traded entity, no legal or beneficial interest in a general partner, member or stockholder of Trustor is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of l986, as amended.

Section 8.05 PROPERTY MANAGEMENT AGREEMENTS. Trustor hereby represents, warrants
             ------------------------------
and agrees that it is not a party to, and has not entered into, any property management agreements or other agreements contracting for management services, with respect to any portion of the Property, and that no such property management agreements are in force or effect with respect to any portion of the Property. Trustor hereby covenants and agrees that it will not enter into or approve any such property management agreement without the express written consent of Beneficiary.

                                   ARTICLE IX
                            EXCULPATION AND LIABILITY

Section 9.01 LIABILITY OF TRUSTOR.
             ---------------------

     (a)  Upon the occurrence of an Event of Default, except as provided in this
Section 9.01, Beneficiary will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Trustor. However, nothing contained in this section shall limit the rights of Beneficiary to proceed against Trustor and the general partners of Trustor (i) to enforce any Leases entered into by Trustor or its affiliates as tenant, guarantees, or other agreements entered into by Trustor in a capacity other than as borrower, if all of Trustor's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Trustor to Beneficiary, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Trustor or which, under the terms of the Loan Documents, should have been paid to Beneficiary; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Trustor that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Beneficiary;
(v) to recover Rents and Profits received by Trustor after the first day of the month in which an Event of Default occurs and prior to the date Beneficiary acquires title to the Property which have

                                       23                                Group 2
not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with the provisions of this Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Beneficiary in connection with any foreclosure instituted pursuant to this Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Trustor's failure to comply with the provisions of the Deed of Trust pertaining to ERISA, (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Beneficiary and arising from any breach of a covenant contained in Article VI hereof, or any warranty or indemnity agreement given to Beneficiary with respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure
Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Beneficiary to waive the security of this Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter to exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law; and/or (xi) to recover Impositions or Premiums which Trustor fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of this Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Beneficiary exercises the rights and remedies of an unsecured creditor in accordance with clause (x) above, Trustor promises to pay to Beneficiary, on demand by Beneficiary following such exercise, all amounts owed to Beneficiary under any Loan Document, and Trustor agrees that it and its general partners, if any, will be personally liable for the payment of all such sums.

     (b) The limitation of liability set forth in this Section 9.01 shall not apply and the Loan shall be fully recourse in the event that Trustor or the general partner of Trustor commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Beneficiary would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                                    ARTICLE X
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01 CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.
              ------------------------------------------------------------

     (a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or any change in the general partners of Trustor, or of any of Trustor's constituents; (iii) any transfer, assignment or conveyance of any limited partnership interest of Trustor; or (iv) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers"); provided, however, that any transfer, assignment, conveyance, redemption or conversion to stock of the general partner of Trustor of any limited partnership interest in

                                       24                                Group 2

Trustor shall not constitute a Transfer so long as Kilroy Realty Corporation, a Maryland corporation, remains the sole general partner of Trustor and retains management control of the Trustor.

     (b) The prohibitions on transfer shall not be applicable to (i) Transfers as a result of the death of a natural person who is Trustor; (ii) Transfers in connection with estate planning by a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either; or
(iii) so long as the general partner of Trustor is a publicly-traded entity, the daily Transfers of shares of the general partner of Trustor which occur in the ordinary course of business over the public markets, and which do not constitute a merger or reorganization of, or acquisition by tender offer for the shares of, the general partner of Trustor.

     (c) Notwithstanding the restriction on transfers in Section 10.01(a) above, Kilroy Realty, L.P., a Delaware limited partnership, shall have a one time right, upon thirty (30) days advance notice to Beneficiary, to Transfer all, but not less than all, of the Property and the Related Properties to a third party (a "Third Party Transfer"), which right shall become effective and shall be exercisable by Trustor on or after the first day of the 13th month after the date of recordation of this Deed of Trust, upon and subject to the following conditions (one or more of which conditions may be waived by Beneficiary, in its sole and absolute discretion):

            (1) At the time of the notice to the Beneficiary and at the time of the proposed Third Party Transfer, there does not exist an Event of Default under the Deed of Trust, the Related Deeds of Trust, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements;

            (2) Beneficiary has approved in writing the proposed Third Party Transfer to the proposed third party transferee;

            (3) The proposed third party transferee can make and has made to Beneficiary the representations and warranties in Sections 8.01, 8.02 and 8.04 of this Deed of Trust in a form acceptable to Beneficiary;

            (4) In the opinion of Beneficiary, the aggregate cash flow derived from the Property and the Related Properties equals, and for the remainder of the term of the Loan and the Related Loans, is projected to equal at least 1.75 times the annual payments required under the Loan and the Related Loans;

            (5) The aggregate loan to value ratio of the Property and the Related Properties at the time of transfer shall not be greater than 60%, as calculated by Beneficiary;

            (6) Beneficiary has received from the Trustor or the proposed third party transferee a fee equal to one percent (1%) of the outstanding principal balance of the Note and the Related Notes at the time of the proposed transferee's assumption of the Loan and the Related Loans;

            (7) The proposed third party transferee shall have expressly assumed Trustor's obligations under the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements pursuant to documents in form and substance acceptable to Beneficiary and, if required by Beneficiary, additional liable parties shall execute a guaranty of non-recourse carveouts acceptable to Beneficiary with respect to events arising from and after the date of transfer;

            (8) The proposed third party transferee has a net worth of at least $500,000,000 in the aggregate;

                                       25                                Group 2

            (9) The proposed third party transferee or its agent is experienced in the ownership, management and leasing of properties similar to the Property, as determined by Beneficiary;

            (10) Beneficiary has obtained such title endorsements as Beneficiary requires in connection with the proposed Third Party Transfer and has received from the transferor or the proposed third party transferee all costs and expenses incurred by Beneficiary in connection with the proposed Third Party Transfer, if any, including without limitation title insurance premiums (including premiums for endorsements), documentation and recording costs, and reasonable attorneys' costs and fees;

            (11) If the Loan has been securitized, Beneficiary shall have received confirmation acceptable to Beneficiary in its sole discretion that the assumption of the Loan by the proposed third party transferee will not result in an adverse change in the rating of such Securities by any Rating Agency; and

            (12) Trustor acknowledges that no transfer shall release Trustor from liability hereunder or under any other Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements with respect to events arising or occurring prior to the date of the Third Party Transfer.

     (d) From and after the occurrence of a Third Party Transfer, Section 10.01(c) of this Deed of Trust shall be of no further force or effect, and
Section 10.01(a) of this Deed of Trust shall be deemed to read as follows:

            "(a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or in the partners, or stockholders, or members or beneficiaries of, Trustor or of any of Trustor's constituents or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers")".

Section 10.02 PROHIBITION ON SUBORDINATE FINANCING. Trustor shall not incur or
              ------------------------------------
permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any pledge or encumbrance of any general partnership interest in Trustor.

Section 10.03 RESTRICTIONS ON ADDITIONAL OBLIGATIONS. During the term of the
              --------------------------------------
Loan, Trustor shall not, without the prior written consent of Beneficiary, become liable with respect to any indebtedness or other obligation except for
(i) the Loan, (ii) Leases entered into in the ordinary course of owning and operating the Property for the Use, (iii) other liabilities incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, (iv) liabilities or indebtedness disclosed in writing to and approved by Beneficiary on or before the Execution Date, and (v) any other single item of indebtedness or liability which does not exceed $25,000 or, when aggregated with other items or indebtedness or liability, does not exceed $100,000; provided, however, that the foregoing provisions shall be of no force and effect so long as Kilroy Realty, L.P., a Delaware limited partnership, is the Trustor hereunder.

                                     26                                  Group 2

Section 10.04 STATEMENTS REGARDING OWNERSHIP. Trustor agrees to submit or cause
              ------------------------------
to be submitted to Beneficiary within thirty (30) days after December 3lst of each calendar year during the term of this Deed of Trust and ten (10) days after any written request by Beneficiary, a sworn, notarized certificate, signed by an authorized (i) individual who is Trustor or one of the individuals comprising Trustor, (ii) member of Trustor, (iii) general partner of Trustor or (iv) officer of Trustor, as the case may be, stating whether (x) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any general partnership interest in Trustor has been made by Trustor and if so, to whom; or (z) there has been any change in the individual(s) or entities comprising the general partners of Trustor from those on the Execution Date, and if so, a description of such change or changes; provided, however, that from and after the occurrence of a Third Party Transfer, this subsection 10.04(z) shall be amended to read as follows, "(z) there has been any change in the individual(s) comprising Trustor or in the partners, members, stockholders or beneficiaries of Trustor from those on the Execution Date, and if so, a description of such change or changes".


                                   ARTICLE XI
                              DEFAULTS AND REMEDIES

Section 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a
              -----------------
material breach of Trustor's covenants in this Deed of Trust and shall constitute a default ("Event of Default"):

     (a) The failure of Trustor to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Beneficiary or otherwise, within seven (7) days of the due date of such payment;

     (b) The failure of Trustor to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure from Beneficiary;

     (c) The filing by Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness (an "Insolvent Entity") of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy which is not dismissed within sixty (60) days, or an Insolvent Entity's adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due;

     (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Trustor, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading;

                                     27                                  Group 2

     (e) If Trustor shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Trustor's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; or

     (f) If any guarantor of the Secured Indebtedness defaults in the performance of its obligations under any guaranty.

Section 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default
              ---------------------
the Secured Indebtedness shall, at the option of Beneficiary, become immediately due and payable, without further notice or demand, and Beneficiary may undertake any one or more of the following remedies:

     (a)  Foreclosure. Institute a foreclosure action in accordance with
          -----------
the law of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Beneficiary may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Beneficiary; and/or

     (b)  Power of Sale. Institute a non-judicial foreclosure proceeding in
          -------------
compliance with applicable law in effect on the date foreclosure is commenced for the Trustee to sell the Property either as a whole or in separate parcels as Beneficiary may determine at public sale or sales to the highest bidder for cash, in order to pay the Secured Indebtedness. If the Property is sold as separate parcels, Beneficiary may direct the order in which the parcels are sold. Trustee shall deliver to the purchaser a Trustee's deed or deeds without covenant or warranty, express or implied. Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time may further postpone the sale by public announcement in accordance with applicable law; and/or

     (c)  Entry. Enter into possession of the Property, lease the
          -----
Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Beneficiary, in Beneficiary's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

     (d)  Receivership. Have a receiver appointed to enter into possession
          ------------
of the Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Beneficiary shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness. Trustor, the general partner of Trustor and any guarantor of the Secured Indebtedness shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Beneficiary or any receiver shall not affect or cure any Event of Default. Beneficiary's rights hereunder include its rights under California Code of Civil Procedure Section 564, as such Section may be amended from time to time; and/or

     (e)  Action for Breach of Contract. In accordance with California Code
          -----------------------------
of Civil Procedure Section 736, as such Section may be amended from time to time, Beneficiary may bring an action for breach of

                                     28                                  Group 2
contract against Trustor for breach of any "environmental provision" (as such term is defined in such Section) made by Trustor herein or in any other Loan Document, for the recovery of damages and/or for the enforcement of the environmental provision; and/or

     (f)  Waiver of Security. In accordance with California Code of Civil
          ------------------
Procedure Section 726.5, as such Section may be amended from time to time, Beneficiary may waive the security of this Deed of Trust and the Related Deeds of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter exercise against Trustor, to the extent permitted by such
Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law. Trustor and Beneficiary acknowledge that pursuant to California Code of Civil Procedure Section 726.5, Beneficiary's rights under this Section 11.02 are limited to instances in which Trustor or any affiliate, agent, cotenant, partner or joint venturer of Trustor either (i) caused, contributed to, permitted or acquiesced in the release (as defined in such Section 726.5) or threatened release of Hazardous Materials, or (ii) had actual knowledge or notice of such release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust and failed to disclose such release or threatened release to Beneficiary in writing after Beneficiary's written request for information concerning the environmental condition of the Property, unless Beneficiary otherwise obtained actual knowledge of such release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust.

     In the event Beneficiary elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust or the Related Deeds of Trust and proceed against Trustor on an unsecured basis, the valuation of the Real Property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such referee shall be an M.A.I. appraiser selected by
             -- ---
Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Trustor and Beneficiary, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time.

Section 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the
              -------------------------------
Property pursuant to Section 11.02 of this Deed of Trust, to the extent permitted by law, the Beneficiary shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

Section 11.04 WAIVER OF JURY TRIAL. To the fullest extent permitted by law,
              --------------------
Trustor and Beneficiary HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Note, this Deed of Trust or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action

                                     29                                  Group 2
in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

Section 11.05 BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS. Trustor
              ----------------------------------------------------
agrees that, if Trustor fails to perform any act or to pay any money which Trustor is required to perform or pay as and when required under the Loan Documents, Beneficiary may make the payment or perform the act at the cost and expense of Trustor and in Trustor's name or in its own name. Any money paid by Beneficiary under this Section 11.05 shall be reimbursed to Beneficiary in accordance with Section 11.06.

Section 11.06 BENEFICIARY REIMBURSEMENT. All payments made, or funds expended or
              -------------------------
advanced by Beneficiary pursuant to the provisions of any Loan Document, shall
(1) become a part of the Secured Indebtedness, (2) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (3) become due and payable by Trustor upon demand by Beneficiary, and (4) bear interest at the Default Rate (as defined in the Note) from the date of such demand; provided, however, that any payments made, or funds expended or advanced by Beneficiary, for reasons other than to protect the priority or validity of Beneficiary's security lien on the Property or to prevent or cure an Event of Default hereunder, shall not become a part of the Secured Indebtedness and shall not bear interest until ten (10) business days after Trustor's receipt of written demand for such amounts. Trustor shall reimburse Beneficiary within ten (10) business days after receipt of written demand for such amounts.

Section 11.07 FEES AND EXPENSES. If Beneficiary becomes a party (by intervention
              -----------------
or otherwise) to any action or proceeding affecting, directly or indirectly, Trustor with respect to the Secured Indebtedness, the Property or the title thereto or Beneficiary's interest under this Deed of Trust, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Trustor shall reimburse Beneficiary in accordance with Section 11.06 for all expenses, costs, charges and reasonable legal fees incurred by Beneficiary (including, without limitation, the reasonable fees and expenses of experts and consultants), whether or not suit is commenced.

Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Trustor covenants and agrees that
              -------------------------------
in no event shall Beneficiary be liable for consequential damages, and to the fullest extent permitted by law, Trustor expressly waives all existing and future claims that it may have against Beneficiary for consequential damages.

Section 11.09 INDEMNIFICATION OF TRUSTEE. Except for gross negligence and
              --------------------------
willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All money received by Trustee shall be held in trust, but need not be segregated (except to the extent required by law), until used or applied as provided in this Deed of Trust. Trustee shall not be liable for interest on the money. Trustor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties (except to the extent such liability and expenses arise from the gross negligence or willful misconduct of Trustee).

Section 11.10 ACTIONS BY TRUSTEE. At any time, upon written request of
              ------------------
Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any entity for payment of the Secured Indebtedness or the effect of this Deed of Trust upon the remainder of the Property, Trustee may take such actions as Beneficiary may request which are permitted by this Deed of Trust or by applicable law.

Section 11.11 SUBSTITUTION OF TRUSTEE Beneficiary has the power and shall be
              -----------------------
entitled, at any time and from time to time, to remove Trustee or any successor trustee and to appoint another trustee in the place

                                       30                               Group 2
of Trustee or an successor trustee, by an instrument recorded in the Office of the Register of Deeds of the county or counties where the Property is located. The recorded instrument shall be conclusive proof of the proper substitution and appointment of the successor Trustee without the necessity of any conveyance from the predecessor Trustee.

                                   ARTICLE XII
                    TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01 PARTICIPATION AND SALE OF LOAN.
              -------------------------------

          (a) Beneficiary may sell, transfer or assign its entire interest or one or more participation interests in the Loan and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Beneficiary may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Beneficiary may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Beneficiary now has or may hereafter acquire relating to the Secured Indebtedness and to Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness and the Property, whether furnished by Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or otherwise, as Beneficiary determines necessary or desirable.

          (b) Trustor will cooperate with Beneficiary and the Rating Agencies in furnishing such information and providing such other assistance, reports and legal opinions as Beneficiary may reasonably request in connection with any such transaction, at no material cost to Trustor. In addition, Trustor acknowledges that Beneficiary may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Beneficiary's possession or which Beneficiary is entitled to receive under the Loan Documents, with respect to the Loan, Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or the Property. Trustor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases or the financial condition of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness as may be requested by Beneficiary, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.

Section 12.02 REPLACEMENT OF NOTE. Upon notice to Trustor of the loss, theft,
              -------------------
destruction or mutilation of the Note, Trustor will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

Section 12.03 TRUSTOR'S ESTOPPEL. Within ten (10) business days after a request
              ------------------
by Beneficiary, Trustor shall furnish an acknowledged written statement in form satisfactory to Beneficiary (i) setting forth the amount of the Secured Indebtedness, (ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Beneficiary

                                       31                               Group 2
may reasonably request. If Trustor does not furnish an estoppel certificate within the 10 business-day period, Trustor appoints Beneficiary as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

Section 12.04 FURTHER ASSURANCES. Trustor shall, without expense to Beneficiary
              ------------------
and/or Trustee, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Beneficiary and/or Trustee shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Beneficiary and/or Trustee the Property and rights conveyed or assigned by this Deed of Trust or which Trustor may become bound to convey or assign to Beneficiary and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Deed of Trust. If Trustor fails to comply with the terms of this Section, Beneficiary may, at Trustor's expense, perform Trustor's obligations for and in the name of Trustor, and Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact to do so. The appointment of Beneficiary as attorney-in-fact is coupled with an interest.

Section 12.05 SUBROGATION. Beneficiary shall be subrogated to the lien of any
              -----------
and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.

                                  ARTICLE XIII
                               SECURITY AGREEMENT

Section 13.01 SECURITY AGREEMENT.
              ------------------

          THIS DEED OF TRUST CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS DEED OF TRUST CONSTITUTES A SECURITY AGREEMENT UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BENEFICIARY MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR BENEFICIARY MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH BENEFICIARY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS DEED OF TRUST. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS DEED OF TRUST IS RELEASED OR SATISFIED OF RECORD.

Section 13.02 REPRESENTATIONS AND WARRANTIES.
              -------------------------------

          Trustor warrants, represents and covenants as follows:

          (a) Trustor owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Beneficiary in writing. Trustor will notify Beneficiary of, and will protect, defend and indemnify Beneficiary against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

                                       32                               Group 2

          (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Trustor's business.

          (c) Trustor will not remove the Personal Property without the prior written consent of Beneficiary, except the items of Personal Property which are consumed, obsolete or worn out in ordinary usage shall be promptly replaced by Trustor with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

Section 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to
              ----------------------------
Beneficiary in this Deed of Trust shall not be construed to limit or impair the lien of this Deed of Trust or the rights of Beneficiary with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is
              ----------------------------------------------------
understood and agreed that in order to protect Beneficiary from the effect of U.C.C. Section 9324, as amended from time to time and as enacted in the State, in the event that Trustor intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

          (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Trustor shall obtain the prior written approval of Beneficiary, which approval shall be granted or withheld in Beneficiary's good faith discretion. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures; (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest. Any such written approval shall be in the form provided by Beneficiary, and shall be negotiated in good faith, and any third party out of pocket costs incurred by Beneficiary in connection therewith shall be at Trustor's sole cost and expense.

          (b) Trustor shall pay all sums and perform all obligations secured by the security agreement. A default by Trustor under the security agreement shall constitute a default under this Deed of Trust. If Trustor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may pay the secured amount and Beneficiary shall be subrogated to the rights of the holder of the purchase money security interest.

          (c) Beneficiary shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

          (d) The provisions of subparagraphs (b) and (c) of this Section 13.04 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Deed of Trust in a manner satisfactory to Beneficiary.

                                       33                               Group 2

                                   ARTICLE XIV
                     SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01 RIGHT OF SUBSTITUTION. Trustor shall have the right, exercisable
              ---------------------
from time to time, to substitute different property (the "Substituted Property") for up to four of the eleven properties listed on Schedule 1 attached hereto constituting the Property and the Related Properties (as such term is defined in Section 14.01(j), below) on the Execution Date, on the following terms and conditions, as determined by Beneficiary:

          (a) Trustor shall not be permitted to substitute a Substituted Property for any portion of the Property or the Related Properties more than one time per year;

          (b) Trustor shall concurrently with such substitution pay a processing fee of $25,000 per Substituted Property to the Beneficiary;

          (c) the appraised value (as determined by Beneficiary or an appraiser solely approved by Beneficiary), the cost of which will be borne by Trustor) and twelve-month net operating income from the Substituted Property must be equal to or greater than that of the portion of the Property being replaced (the "Replaced Property") on the date of substitution;

          (d) the Substituted Property shall be similar with respect to product type, age, building construction design and quality, and tenant quality as the Replaced Property;

          (e) leasehold property may not be substituted for a Replaced Property owned in fee;

          (f) there shall not exist an Event of Default under the Loan Documents, Unsecured Indemnity Agreement or Other Unsecured Indemnity Agreements at the time of Trustor's request or at the time of the substitution;

          (g) Trustor shall be solely responsible for all costs related to such substitution, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects and consultants and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any request for substitution, and as a condition to such substitution, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such substitution;

          (h) each Substituted Property and each Replaced Property shall be a separate subdivided parcel and (1) neither the operation of or any rights enjoyed by the Related Properties shall be adversely affected by the substitution of the Substituted Property for the Replaced Property, and (2) neither the operation of or rights enjoyed by the Substituted Property shall be adversely affected by, or dependent upon, any property other than property secured by this Deed of Trust or the Related Deeds of Trust; and

          (i) Trustor shall execute such documents as Beneficiary may require to encumber the Substituted Property and amend the Loan Documents to reflect the replacement of the Substitute Property for the Replaced Property.

                                       34                               Group 2

          (j) The term "Related Properties" shall mean the property described in and secured by the Related Deeds of Trust.

Section 14.02 RELEASE PROVISION. Commencing on the first day of the forty-ninth
              -----------------
(49th) month following the Execution Date, Trustor shall have the right, exercisable from time to time, to request that Beneficiary release up to three individual subdivided parcels (each a "Release Property") of the Property and the Related Properties during the term hereof from the liens of the Deed of Trust and the Related Deeds of Trust upon satisfaction of the following terms and conditions as determined by Beneficiary:

          (a) Trustor will not be entitled to request the release of more than one Release Property per calendar year;

          (b) Trustor shall pay a processing fee of $25,000 per Release
Property;

          (c) all releases will be subject to payment of a release price (the "Release Price") in the amount of 110% of the Allocated Loan Amount for the Release Property, together with any interest accrued thereon, plus a Prepayment Fee (as defined in the Note), which for purposes of a release shall be equal to the greater of (A) the difference between (x) and (y), where (x) is the present value of all remaining payments of principal and interest on 110% of the outstanding Allocated Loan Amount for the Release Property as set forth on
Schedule 1, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate (as defined in the Note) compounded semi-annually, and (y) is 110% of the Allocated Loan Amount for the Release Property as set forth on
Schedule 1, or (B) one percent of 110% of the Allocated Loan Amount for the Release Property as set forth on Schedule 1, plus all other sums due and payable under the Loan Documents for the applicable Release Property; and Beneficiary may apply the excess ten percent (10%) prepaid hereunder, in its sole discretion, to pay any sums due hereunder and/or under any Loan Documents or to the prepayment of any principal pertaining thereto (with respect to which no Prepayment Fee shall be due);

          (d) there shall not exist an Event of Default under the Loan Documents either at the time of Trustor's request for release or at the time of the release;

          (e) Trustor shall be solely responsible for all costs related to such release, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects, counsel and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any such release, and as a condition to such release, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such release; and

          (f) each Release Property shall be a separate subdivided parcel and neither the operation of or any rights enjoyed by the remaining Related Properties shall be affected by the release of such Release Parcel.

                                   ARTICLE XV
                             MISCELLANEOUS COVENANTS

Section 15.01 NO WAIVER. No single or partial exercise by Beneficiary and/or
              ---------
Trustee, or delay or omission in the exercise by Beneficiary and/or Trustee, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Beneficiary shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan

                                       35                               Group 2

Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

Section 15.02 NOTICES. All notices, demands and requests given or required to be
              -------
given by, pursuant to, or relating to, this Deed of Trust shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

Section 15.03 HEIRS AND ASSIGNS; TERMINOLOGY.
              -------------------------------

          (a) This Deed of Trust applies to Beneficiary, Trustee and Trustor, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Trustor" shall include both the original Trustor and any subsequent owner or owners of any of the Property. The term "Beneficiary" shall include both the original Beneficiary and any subsequent holder or holders of the Note. The term "Trustee" shall include both the original Trustee and any subsequent successor or additional trustee(s) acting under this Deed of Trust.

          (b) In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Section 15.04 SEVERABILITY. If any provision of this Deed of Trust should be
              ------------
held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Deed of Trust except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Beneficiary may, at its option, declare the Secured Indebtedness immediately due and payable.

Section 15.05 APPLICABLE LAW. This Deed of Trust shall be construed and enforced
              --------------
in accordance with the laws of the State.

Section 15.06 CAPTIONS. The captions are inserted only as a matter of
              --------
convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Deed of Trust.

Section 15.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to
              -------------------
all of Trustor's obligations under this Deed of Trust and the other Loan Documents.

Section 15.08 NO MERGER. In the event that Beneficiary should become the owner
              ---------
of the Property, there shall be no merger of the estate created by this Deed of Trust with the fee estate in the Property.

Section 15.09 NO MODIFICATIONS. This Deed of Trust may not be changed, amended
              ----------------
or modified, except in a writing expressly intended for such purpose and executed by Trustor and Beneficiary.

Section 15.10 SECURITIES REPRESENTATIONS. Trustor hereby represents and warrants
              --------------------------
to Beneficiary that the limited partnership interests in Trustor have been issued in accordance with all applicable federal and state securities laws, or available exemptions from such securities laws, including, but not limited to, the Securities Act of 1933, as amended, and the Delaware Uniform Limited Partnership Act. The limited partners of Trustor have been properly notified of all applicable securities laws and related restrictions on their ability to

                                       36                               Group 2
transfer, sell or otherwise dispose of their partnership interests in Trustor. Each certificate has been issued in substantially the form of Exhibit D to the Partnership Agreement of the Trustor. The name of Beneficiary is not and will not be in any of the offering materials provided or to be provided to any person, including, but not limited to, any of the limited partners of Trustor, except as a disclosure required by applicable state or federal securities laws, nor has there been any representation, whether written, oral or otherwise, that Beneficiary in any way has participated or endorsed any offering of the partnership interests in Trustor.

                                       37                               Group 2

          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, or has caused this Deed of Trust to be executed by its duly authorized representative(s) as of the Execution Date.


                                TRUSTOR:

                                KILROY REALTY, L.P.,
                                A Delaware limited partnership

                                By:   KILROY REALTY CORPORATION,
                                      A Maryland corporation,
                                      General Partner


                                           /s/ TYLER H. ROSE
                                      By:  ___________________________________
                                           Tyler H. Rose
                                           Senior Vice President and Treasurer

                                           /s/ TIMOTHY M. SCHOEN
                                      By:  ___________________________________
                                           Timothy M. Schoen
                                           Vice President

                                      S-1                               Group 2

                                   SCHEDULE 1
                                   ----------

                             ALLOCATED LOAN AMOUNTS

1.   3125 E. Coronado, Anaheim                   $ 6,200,000

2.   3130-3150 Miraloma, Anaheim                 $ 5,800,000

3.   13645 Alton Parkway, Irvine                 $ 8,700,000

4.   1145 North Ocean, Anaheim                   $ 2,800,000

5.   1201 North Miller, Anaheim                  $ 5,200,000

6.   1211 North Miller, Anaheim                  $ 8,000,000

7.   1231 North Miller, Anaheim                  $ 4,900,000

8.   3355 East La Palma, Anaheim                 $ 5,100,000

9.   925 and 1075 Lambert Road, Brea             $ 8,100,000

10.  5115 E. La Palma, Anaheim                   $10,300,000

11.  25902 Towne Center Drive, Foothill Ranch    $14,900,000

                                   Schedule-1                            Group 2

                                   EXHIBIT "A"
                                   -----------

                     TO DEED OF TRUST AND SECURITY AGREEMENT

                              PROPERTY DESCRIPTION
                              --------------------

                                      A-1                                Group 2

                                   EXHIBIT "B"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                               LEASING GUIDELINES
                               ------------------

"Leasing Guidelines" shall mean the guidelines approved in writing by Beneficiary, from time to time, with respect to the leasing of the Property. The following are the initial Leasing Guidelines:

         (a) All Leases shall be on the standard form of lease approved by Beneficiary in writing;

         (b) All Leases shall have an initial term of at least 3 years but not more than 10 years;

         (c) None of the Leases shall be for more than 100,000 square feet of net leasable area;

         (d) All Leases shall have an annual minimum rent payable of at least $6 per square foot on an absolute net basis (net of taxes, insurance and other operating expenses paid by the tenant), or its equivalent;

         (e) None of the Leases shall provide for a tenant improvement allowance, rental abatement, Lease reimbursements tendered separately from the Lease or other similar tenant concessions of more than $2 per square foot of net leasable area; and

         (e) No Leases shall be entered into if there is an Event of Default under any of the Loan Documents.

                                      B-1                                Group 2

                                   EXHIBIT "C"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                    RELATED NOTES AND RELATED DEEDS OF TRUST
                    ----------------------------------------

RELATED NOTES: Those certain promissory notes dated as of the Execution Date, made by Trustor to the order of Beneficiary, and more particularly described as follows:

     1. Promissory Note (Group 1), in the principal amount of $12,000,000

     2. Promissory Note (Group 3), in the principal amount of $26,000,000

     3. Promissory Note (Group 4), in the principal amount of $18,400,000



RELATED DEEDS OF TRUST: Those certain deeds of trust, security agreements and fixture filings dated as of the Execution Date, granted by Trustor to the Trustee named therein for the benefit of Beneficiary, and more particularly described as follows:

     1. Deed of Trust, Security Agreement and Fixture Filing (Group 1)

     2. Deed of Trust, Security Agreement and Fixture Filing (Group 3)

     3. Deed of Trust, Security Agreement and Fixture Filing (Group 4)

                                       C-1                               Group 2

STATE OF CALIFORNIA                 )
                                    ) ss.
COUNTY OF ORANGE                    )

     On December 26, 2001, before me, Sandy H. Kim, a Notary Public personally appeared Tyler H. Rose and Timothy M. Schoen, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature /s/ Sandy H. Kim (Seal)
          ________________

                                                                         Group 2

                                                          Exhibit 10.83   5 of 8
                                 PROMISSORY NOTE
                                    (GROUP 3)

                                  DEFINED TERMS

====================================================================================================================
Execution Date: January 10, 2002                          City and State of Signing: Los Angeles, California

--------------------------------------------------------------------------------------------------------------------
Loan Amount: $26,000,000                                  Interest Rate:
                                                          6.7% per annum
--------------------------------------------------------------------------------------------------------------------
Borrower:  Kilroy Realty, L.P.
           a Delaware limited partnership
--------------------------------------------------------------------------------------------------------------------
Borrower's Address:  2250 East Imperial Highway, Suite 1200
                     El Segundo, California 90245
--------------------------------------------------------------------------------------------------------------------
Holder: METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
--------------------------------------------------------------------------------------------------------------------
Holder's Address:    Metropolitan Life Insurance Company
                     200 Park Avenue
                     12th Floor
                     New York, New York 10166
                     Attention:  Senior Vice President

                and: Metropolitan Life Insurance Company
                     400 South El Camino Real, 8th Floor
                     San Mateo, California 94402
                     Attention:  Vice-President, Real Estate Investments
--------------------------------------------------------------------------------------------------------------------
Maturity Date: January 10, 2012                           Advance Date: The date funds are disbursed to Borrower.

--------------------------------------------------------------------------------------------------------------------
Interest Only Period: The period from the Advance Date    Principal and Interest Installment Date: The first day of
and ending on the last day of the month in the            the second calendar month following the Advance Date.
Advance Date occurs.
--------------------------------------------------------------------------------------------------------------------

                                       1                                 Group 3

-----------------------------------------------------------------------------------------------------------------------
Monthly Installment: Equal monthly installments of           Permitted Prepayment Period: During the 90 day period
principal and interest at the Interest Rate each in the      prior to the Maturity Date, Borrower may prepay the Loan
amount of $167,772.27, subject to adjustment as provided     and the Related Loans without a Prepayment Fee on 30
in Section 1(c).                                             days prior written notice. In addition, commencing on
                                                             the first day of the 61st month following the Advance
The Monthly Installment is based upon an amortization        Date, Borrower may prepay the Loan and the Related Loans
period of 30 years.                                          with a Prepayment Fee on 60 days prior written notice on
                                                             the terms and conditions contained in Sections 8 and 9
                                                             hereof.

-----------------------------------------------------------------------------------------------------------------------
Late Charge: An amount equal to four cents ($.04) for each dollar that is overdue.

Default Rate: An annual rate equal to the Interest Rate plus four percent (4%).
-----------------------------------------------------------------------------------------------------------------------
Note:  This Promissory Note.

Related Notes:  Those certain promissory notes described in Exhibit C to the Deed of Trust.

Related Loans:  The loans evidenced by the Related Notes.

Deed of Trust: Deed of Trust, Security Agreement, and Fixture Filing (Group 3) dated as of the Execution Date granted by Borrower to the Trustee named in the Deed of Trust for the benefit of Holder.

Related Deeds of Trust:  Those certain deeds of trust described on Exhibit C to the Deed of Trust.

Loan Documents: This Note, the Deed of Trust, the Related Notes, the Related Deeds of Trust and any other documents related to this Note, the Deed of Trust, the Related Notes and/or the Related Deeds of Trust and all
renewals, amendments, modifications, restatements, substitutions and extensions of these documents.

Unsecured Indemnity Agreement:  Unsecured Indemnity Agreement (Group 3) dated as of the Execution Date and executed by Borrower in favor of Holder.

Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 1), Unsecured Indemnity
Agreement (Group 2) and Unsecured Indemnity Agreement (Group 4), each dated as of the Execution Date and executed by Borrower in favor of Holder.

The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and
shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.
=======================================================================================================================

                                       2                                 Group 3

     FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

     Capitalized terms which are not defined in this Note shall have the meanings set forth in the Deed of Trust.

     1.   Payment of Principal and Interest.  Principal and interest under this
          ---------------------------------
Note shall be payable as follows:

          (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

          (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; provided, however, that commencing with the 49th month following the Advance Date, Borrower may, by notice to Holder, elect, in lieu of the Monthly Installment, to make payments of interest only on the outstanding principal balance of the Secured Indebtedness, at the Interest Rate ("Interest Only Conversion") on the following terms and conditions:

               (i) (A) the loan to value ratio of the then aggregate outstanding principal balance of the Loan and the Related Loans is equal to or less than sixty percent (60%) of the aggregate appraised value of the Property and the Related Properties (as determined by Holder or by an appraiser approved by Holder in its sole discretion and at Borrower's cost),
   (B) the "debt service coverage ratio", defined as the ratio of the aggregate net operating income derived from the Property and the Related Properties to the aggregate debt service on the Loan and the Related Loans (including, without limitation, the Monthly Installment and any escrow deposits required under the Loan Documents), as determined by Holder in its sole discretion, equals or exceeds 1.75:1, measured both on an actual basis for the 12-month period prior to the Interest Only Conversion and a projected basis from the period of Borrower's request to make the Interest Only Conversion through the Maturity Date; and (C) at the time of the Interest Only Conversion, the stock of the general partner of Borrower must continue to be publicly traded.

               (ii) The Interest Only Conversion will occur (the "Conversion Date") following Borrower's written request and Holder's confirmation in writing that the conditions set forth in subparagraph (i) above have been met.

               (iii) If the Interest Only Conversion occurs, Holder reserves the right to reappraise the Property and the Related Properties and to re-assess the debt service coverage ratio for the Property and the Related Properties every three (3) years after the Conversion Date. If (A) in connection with Holder's exercise of its reappraisal right under the preceding sentence, the aggregate outstanding principal balance of the Loan and the Related Loans is greater than sixty percent (60%) of the reappraised value of the Property and the Related Properties, (B) in connection with Holder's exercise of its reassessment right under the preceding sentence, the debt service coverage ratio of the Property and the Related Properties is, or is projected to be through the Maturity Date, less than 1.75:1, or (C) at any time the general partner of the Borrower ceases to be publicly traded, then upon the date of notice of such determination or event from Holder to Borrower, Borrower shall resume payment of the Monthly Installment under the Note and the "Monthly Installments" under the Related Notes, with the amortization schedule to be continued at the point where such schedule was suspended when the Interest Only Conversion occurred. For example, if the Interest Only Conversion occurs after five (5) years of amortization, and then the Monthly Installments under the Notes and the Related Notes are resumed as required above after three (3) years, the Monthly Installments on the Note and the Related Notes will be calculated pursuant to an amortization schedule as of the beginning of the sixth (6/th/) year of the entire 30-year amortization schedule (with the allocation of the principal and interest components of the Monthly Payments adjusted to reflect the payment of any principal

                                       3                                 Group 3
        in accordance with the Loan Documents (for example as a result of a release in accordance with the provisions of the Deed of Trust) during the Interest Only Conversion period).

                  (c) If Borrower exercises its right under Section 14.02 of the Deed of Trust to have any of the Property released from the lien of the Deed of Trust, Holder will recalculate the amount of the Monthly Installment, based on the Loan Amount as reduced by the payment of the Release Price (as defined in the Deed of Trust) and a continuation of the thirty year amortization schedule.

                  (d) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note and the Related Notes, all accrued and unpaid interest, and all other sums payable under and evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "Secured Indebtedness") shall become immediately payable in full.

            Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

            Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and
(ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

            2. Application of Payments. At the election of Holder, and to the
               -----------------------
extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied in the order selected by Lender to reduce the then unpaid principal balance of the Loan and the Related Loans.

            3. Security. The covenants of the Deed of Trust and the Related
               --------
Deeds of Trust are incorporated by reference into this Note. This Note shall evidence, and the Deed of Trust and Related Deeds of Trust shall secure, repayment of all principal, all accrued and unpaid interest and all other sums evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents, as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date.

            4. Late Charge. If any payment of interest, any payment of a Monthly
               -----------
Installment or any payment of a required escrow deposit hereunder or under the Related Notes is not paid within seven (7) days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

            5. Acceleration Upon Default. At the option of Holder, if Borrower
               -------------------------
fails to pay any sum specified in this Note within 7 days of the due date, or if an Event of Default occurs, the Secured Indebtedness (which Borrower acknowledges includes the amounts outstanding hereunder and under the Related Notes), and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "Accelerated Loan Amount") shall become immediately due and payable.

            6. Interest Upon Default. The Accelerated Loan Amount shall bear
               ---------------------
interest at the Default Ratewhich shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The

                                       4                                 Group 3

Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

          7.   Limitation on Interest. The agreements made by Borrower with
               ----------------------
respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Secured Indebtedness. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

          8.   Prepayment. Borrower shall not have the right to prepay all or
               ----------
any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms or in Section 14.02 of the Deed of Trust in connection with the release of a portion of the Property from the lien of the Deed of Trust. Notwithstanding the preceding sentence, Borrower shall only be entitled to prepay all or any portion of the Note as provided in the Defined Terms if concurrently with such prepayment, Borrower also prepays all amounts outstanding under the Related Notes together with all "Prepayment Fees" provided for in the Related Notes. If Borrower provides notice of its intention to prepay all or any portion of the Loan or the Related Loans under circumstances other than those provided for in Section 14.02 of the Deed of Trust, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

          9.   Prepayment Fee.
               --------------

               (a) Any tender of payment by Borrower or any other person or entity of all or any portion of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date,
(ii) the application of money to the principal of the Loan after a casualty or condemnation (unless such application is made during the 90 day period prior to the Maturity Date), or (iii) in connection with a purchase of the Property or a Related Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property or a Related Property (except in connection with a release of any of the Property or Related Properties from the lien of the Deed of Trust pursuant to
Section 14.02 of the Deed of Trust, in which case any prepayment fee shall be determined in accordance with the provisions of Section 14.02 of the Deed of Trust), then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

               (b) The "Prepayment Fee" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between
(x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

               (c) The "Treasury Rate" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the Federal Reserve Statistical
                                                     ---------------------------
Release [H. 15 (519)] under the heading "U.S. Government Securities - Treasury
---------------------
Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two (2) weeks before the date of the scheduled prepayment.

                                       5                                 Group 3

               (d) The "Prepayment Ratio" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

          10.  Waiver of Right to Prepay Note Without Prepayment Fee. Borrower
               -----------------------------------------------------
acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

          BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE DEED OF TRUST, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

BORROWER'S INITIALS:_________

          11.  Liability of Borrower. Upon the occurrence of an Event of
               ---------------------
Default, except as provided in this Section 11, Holder will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower (i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower, if all of Borrower's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Borrower to Holder, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with Article VI of the Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Holder in connection with any foreclosure instituted pursuant to the Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Deed of Trust pertaining to ERISA; (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Holder and arising from any breach of a covenant contained in Article VI of the Deed of Trust, or any warranty or indemnity agreement given to Holder with respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure
Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Holder to waive the security of the Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel,

                                       6                                 Group 3
and thereafter to exercise against Borrower, to the extent permitted by such
Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Holder's claim against Borrower to judgment, and any other rights and remedies permitted by law; and/or (xi) to recover Impositions or Premiums which Borrower fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of the Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Holder exercises the rights and remedies of an unsecured creditor in accordance with clause (x) above, Borrower promises to pay to Holder, on demand by Holder following such exercise, all amounts owed to Holder under any Loan Document, and Borrower agrees that it and its general partner, if any, will be personally liable for the payment of all such sums.

          The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that prior to the repayment of the Secured Indebtedness, Borrower or the general partner of Borrower commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

          12.  Waiver by Borrower. Borrower and others who may become liable for
               ------------------
the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

          13.  Exercise of Rights. No single or partial exercise by Holder, or
               ------------------
delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

          14.  Fees and Expenses. If Borrower defaults under this Note, Borrower
               -----------------
shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee.

          15.  No Amendments. This Note may not be modified or amended except in
               -------------
a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower and Holder and there is no unwritten oral credit agreement with respect to the subject matter of the Loan.

          16.  Governing Law. This Note is to be construed and enforced in
               -------------
accordance with the laws of the State.

          17.  Construction. The words "Borrower" and "Holder" shall be deemed
               ------------
to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any Section of this Note.

          18.  Notices. All notices, demands, requests and consents permitted or
               -------
required under this Note shall be given in the manner prescribed in the Deed of Trust.

          19.  Time of the Essence. Time shall be of the essence with respect to
               -------------------
all of Borrower's obligations under this Note.

                                       7                                 Group 3

          20.  Severability. If any provision of this Note should be held
               ------------
unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

                                       8                                 Group 3

          IN WITNESS WHEREOF, Borrower has executed this Note as of the Execution Date.

                                KILROY REALTY, L.P.,
                                A Delaware limited partnership

                                By:  KILROY REALTY CORPORATION,
                                     A Maryland corporation
                                     General Partner


                                         /s/ TYLER H. ROSE
                                     By: _______________________________________
                                         Tyler H. Rose
                                         Senior Vice President and Treasurer

                                         /s/ TIMOTHY M. SCHOEN
                                     By: _______________________________________
                                         Timothy M. Schoen
                                         Vice President

                                       S-1                               Group 3

                                                          Exhibit 10.83   6 of 8

-----------------------------------
RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

O'Melveny & Myers LLP
610 Newport Center Drive
17th Floor
Newport Beach, California 92660
Attention:  Diana A. Scherer, Esq.
-----------------------------------


                      DEED OF TRUST, SECURITY AGREEMENT AND

                                 FIXTURE FILING

                                    (GROUP 3)

                                       BY

                              KILROY REALTY, L.P.,

                         a Delaware limited partnership,
                                   as Trustor

                                       TO

                             CHICAGO TITLE COMPANY,

                            a California corporation,

                                   as Trustee
                               for the benefit of

                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,
                                 as Beneficiary

                          Dated as of January 10, 2002

                                                                         Group 3

                                TABLE OF CONTENTS

                  ARTICLE I - GRANT OF SECURITY

Section 1.01      REAL PROPERTY GRANT ...............................................    3
Section 1.02      PERSONAL PROPERTY GRANT ...........................................    4
Section 1.03      CONDITIONS TO GRANT ...............................................    4


                  ARTICLE II - TRUSTOR COVENANTS

Section 2.01      DUE AUTHORIZATION, EXECUTION AND DELIVERY .........................    5
Section 2.02      PERFORMANCE BY TRUSTOR ............................................    5
Section 2.03      WARRANTY OF TITLE .................................................    5
Section 2.04      TAXES, LIENS AND OTHER CHARGES ....................................    5
Section 2.05      ESCROW DEPOSITS ...................................................    6
Section 2.06      CARE AND USE OF THE PROPERTY ......................................    7
Section 2.07      COLLATERAL SECURITY INSTRUMENTS ...................................    8
Section 2.08      SUITS AND OTHER ACTS TO PROTECT THE PROPERTY ......................    9
Section 2.09      LIENS AND ENCUMBRANCES ............................................    9


                  ARTICLE III - INSURANCE

Section 3.01      REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES ................    9
Section 3.02      ADJUSTMENT OF CLAIMS ..............................................   12
Section 3.03      ASSIGNMENT TO BENEFICIARY .........................................   12


                  ARTICLE IV - BOOKS, RECORDS AND ACCOUNTS

Section 4.01      BOOKS AND RECORDS .................................................   12
Section 4.02      PROPERTY REPORTS ..................................................   13
Section 4.03      ADDITIONAL MATTERS ................................................   13


                  ARTICLE V - LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01      TRUSTOR'S REPRESENTATIONS AND WARRANTIES ..........................   14
Section 5.02      ASSIGNMENT OF LEASES ..............................................   14
Section 5.03      PERFORMANCE OF OBLIGATIONS ........................................   14

                                       i                                 Group 3

Section 5.04      SUBORDINATE LEASES ................................................    15
Section 5.05      LEASING COMMISSIONS ...............................................    15


                  ARTICLE VI - ENVIRONMENTAL HAZARDS

Section 6.01      REPRESENTATIONS AND WARRANTIES ....................................    15
Section 6.02      REMEDIAL WORK .....................................................    16
Section 6.03      ENVIRONMENTAL SITE ASSESSMENT .....................................    16
Section 6.04      UNSECURED OBLIGATIONS .............................................    16
Section 6.05      HAZARDOUS MATERIALS ...............................................    17
Section 6.06      REQUIREMENTS OF ENVIRONMENTAL LAWS ................................    18

                  ARTICLE VII - CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01      TRUSTOR'S REPRESENTATIONS .........................................    18
Section 7.02      RESTORATION .......................................................    18
Section 7.03      CONDEMNATION ......................................................    20
Section 7.04      REQUIREMENTS FOR RESTORATION ......................................    21


                  ARTICLE VIII - REPRESENTATIONS OF TRUSTOR

Section 8.01      ERISA .............................................................    23
Section 8.02      NON-RELATIONSHIP ..................................................    23
Section 8.03      NO ADVERSE CHANGE .................................................    23
Section 8.04      FOREIGN INVESTOR ..................................................    23
Section 8.05      PROPERTY MANAGEMENT AGREEMENTS ....................................    23


                  ARTICLE IX - EXCULPATION AND LIABILITY

Section 9.01      LIABILITY OF TRUSTOR ..............................................    24


                  ARTICLE X  - CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01     CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION .......    25
Section 10.02     PROHIBITION ON SUBORDINATE FINANCING ..............................    27
Section 10.03     RESTRICTIONS ON ADDITIONAL OBLIGATIONS ............................    27
Section 10.04     STATEMENTS REGARDING OWNERSHIP ....................................    27

                                       ii                                Group 3

                  ARTICLE XI - DEFAULTS AND REMEDIES

Section 11.01     EVENTS OF DEFAULT .................................................    27
Section 11.02     REMEDIES UPON DEFAULT .............................................    28
Section 11.03     APPLICATION OF PROCEEDS OF SALE ...................................    30
Section 11.04     WAIVER OF JURY TRIAL ..............................................    30
Section 11.05     BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS ..............    30
Section 11.06     BENEFICIARY REIMBURSEMENT .........................................    30
Section 11.07     FEES AND EXPENSES .................................................    31
Section 11.08     WAIVER OF CONSEQUENTIAL DAMAGES ...................................    31
Section 11.09     INDEMNIFICATION OF TRUSTEE ........................................    31
Section 11.10     ACTIONS BY TRUSTEE ................................................    31
Section 11.11     SUBSTITUTION OF TRUSTEE ...........................................    31


         ARTICLE XII - TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01     PARTICIPATION AND SALE OF LOAN ....................................    31
Section 12.02     REPLACEMENT OF NOTE ...............................................    32
Section 12.03     TRUSTOR'S ESTOPPEL ................................................    32
Section 12.04     FURTHER ASSURANCES ................................................    32
Section 12.05     SUBROGATION .......................................................    33


                  ARTICLE XIII - SECURITY AGREEMENT

Section 13.01     SECURITY AGREEMENT ................................................    33
Section 13.02     REPRESENTATIONS AND WARRANTIES ....................................    33
Section 13.03     CHARACTERIZATION OF PROPERTY ......................................    33
Section 13.04     PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS ..............    34


                  ARTICLE XIV - SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01     RIGHT OF SUBSTITUTION .............................................    34
Section 14.02     RELEASE PROVISION .................................................    35

                  ARTICLE XV - MISCELLANEOUS COVENANTS

Section 15.01     NO WAIVER .........................................................    36
Section 15.02     NOTICES ...........................................................    36
Section 15.03     HEIRS AND ASSIGNS; TERMINOLOGY ....................................    36
Section 15.04     SEVERABILITY ......................................................    37
Section 15.05     APPLICABLE LAW ....................................................    37

                                      iii                                Group 3

Section 15.06     CAPTIONS ..........................................................     37
Section 15.07     TIME OF THE ESSENCE ...............................................     37
Section 15.08     NO MERGER .........................................................     37
Section 15.09     NO MODIFICATIONS ..................................................     37
Section 15.10     SECURITIES REPRESENTATIONS ........................................     37

                                       iv                                Group 3

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                                    (Group 3)

                                  DEFINED TERMS
================================================================================
Dated As Of: January 10, 2002
--------------------------------------------------------------------------------
Note: The Promissory Note (Group 3) dated as of the Execution Date made by Trustor to the order of Beneficiary in the principal amount of $26,000,000


Related Notes: Those certain promissory notes described on Exhibit C attached hereto
--------------------------------------------------------------------------------
Beneficiary & Address: Metropolitan Life Insurance Company, a New York
                       corporation
                       200 Park Avenue, 12th Floor
                       New York, New York 10166
                       Attention: Senior Vice-President
                                        Real Estate Investments
                  and: Metropolitan Life Insurance Company
                       400 South El Camino Real, 8th Floor
                       San Mateo, California 94402
                       Attention: Vice-President
                                        Real Estate Investments
--------------------------------------------------------------------------------
Trustor & Address:     Kilroy Realty, L.P.

                       2250 East Imperial Highway, Suite 1200

                       El Segundo, California 90245


--------------------------------------------------------------------------------
Trustee & Address:     Chicago Title Company

                       16969 Von Karman Avenue, #200

                       Irvine, California 92606

--------------------------------------------------------------------------------
County and State in which the Property is located: Orange County, State of California
--------------------------------------------------------------------------------
Use: Commercial/Industrial
--------------------------------------------------------------------------------
Insurance:


Commercial General Liability  $25 Million

Address for Insurance Notification:
   Metropolitan Life Insurance Company
   One Madison Avenue
   New York, New York 10010-3690
   Attn: Risk Management Unit, Area: 3 D/E

                                       1                                Group 3

--------------------------------------------------------------------------------
 Loan Documents: The Note, this Deed of Trust, the Related Notes, those certain Deeds of Trust described on Exhibit C attached hereto (the "Related Deeds of Trust"), any other documents related to the Note, this Deed of Trust, the Related Notes, the Related Deeds of Trust and all renewals, amendments, modifications, restatements, substitutions and extensions of these documents.

 Unsecured Indemnity Agreement: Unsecured Indemnity Agreement (Group 3) dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

 Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 1), Unsecured Indemnity Agreement (Group 2) and Unsecured Indemnity Agreement (Group 4), each dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

 The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.

================================================================================









          This DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (Group 3) (this "Deed of Trust") is entered into as of January 10, 2002 (the "Execution Date") by Trustor to Trustee for the benefit of Beneficiary with reference to the following Recitals:

                                    RECITALS

          A. This Deed of Trust secures: (1) the payment of the indebtedness evidenced by the Note (sometimes referred to herein as the "Loan") and the Related Notes (sometimes referred to herein as the "Related Loans"), with interest at the rates set forth in the Note and the Related Notes, together with all renewals, modifications, consolidations and extensions of the Note and the Related Notes, all additional advances or fundings made by Beneficiary, and any other amounts required to be paid by Trustor under any of the Loan Documents and Related Loan Documents (collectively, the "Secured Indebtedness"), and (2) the full performance by Trustor of all of the terms, covenants and obligations set forth in any of the Loan Documents.

          B. Trustor makes the following covenants and agreements for the benefit of Beneficiary or any party designated by Beneficiary, including any prospective purchaser of the Loan Documents or participant in

                                       2                                Group 3
the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "Beneficiary") and Trustee.

NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Trustor agrees as follows:

                                    ARTICLE I
                                GRANT OF SECURITY

Section 1.01 REAL PROPERTY GRANT. Trustor irrevocably transfers, grants,
             -------------------
conveys, assigns and warrants to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

          (1) that certain real property located in the County and State which is more particularly described in Exhibit "A" attached to this Deed of Trust or
                                  -----------
any portion of the real property; all easements, rights-of-way, gaps, strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Trustor with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "Land");

          (2) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

          (3) (a) all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Land and/or Improvements and all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Trustor, any advance payment of real estate taxes or assessments, or insurance premiums made by Trustor and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and
(b) all insurance proceeds payable to Trustor in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Deed of Trust ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

          (4) all damages, payments and revenue of every kind that Trustor may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

          (5) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

                                       3                                Group 3

          (6) all licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements; and

          (7) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements.

          TO HAVE AND TO HOLD the Real Property, unto Trustee, its successors and assigns, in trust, for the benefit of Beneficiary, its successors and assigns, forever subject to the terms, covenants and conditions of this Deed of Trust.

Section 1.02 PERSONAL PROPERTY GRANT. Trustor irrevocably sells, transfers,
             -----------------------
grants, conveys, assigns and warrants to Beneficiary, its successors and assigns, a security interest in Trustor's interest in the following personal property which is collectively referred to as "Personal Property":

          (1) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

          (2) all rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Trustor in common with others and all documents of membership in any owner's association or similar group;

          (3) all plans and specifications prepared for construction of the Improvements; and all contracts and agreements of Trustor relating to the plans and specifications or to the construction of the Improvements;

          (4) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper used in the operation of or otherwise relating to the Real Property, and all substitutions, replacements of, and additions to, any of the these items;

          (5) all sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

          (6) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

          All of the Real Property and the Personal Property are collectively referred to as the "Property."

Section 1.03 CONDITIONS TO GRANT. If Trustor shall pay to Beneficiary the
             -------------------
Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Trustor shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Deed of Trust and all the rights granted by this Deed of Trust shall be released by Trustee and/or Beneficiary in accordance with the laws of the State.

                                       4                                Group 3

                                   ARTICLE II
                                TRUSTOR COVENANTS

Section 2.01 DUE AUTHORIZATION, EXECUTION, AND DELIVERY.
             -------------------------------------------

          (a) Trustor represents and warrants that the execution of the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized and there is no provision in the organizational documents of Trustor requiring further consent for such action by any other entity or person.

          (b) Trustor represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

          (c) Trustor represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Trustor's being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

          (d) Trustor represents and warrants that the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized, executed and delivered by Trustor and constitute valid and binding obligations of Trustor which are enforceable in accordance with their terms.

Section 2.02 PERFORMANCE BY TRUSTOR. Trustor shall pay the Secured Indebtedness
             -----------------------
to Beneficiary and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

Section 2.03 WARRANTY OF TITLE.
             ------------------

          (a) Trustor warrants that it holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of the County and contained in Schedule B 1 of the title insurance policy or policies which have been approved by Beneficiary (the "Permitted Exceptions"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens.

          (b) Trustor further covenants to warrant and forever defend Beneficiary and Trustee from and against all persons claiming any interest in the Property.

Section 2.04 TAXES, LIENS AND OTHER CHARGES.
             -------------------------------

          (a) Unless otherwise paid to Beneficiary as provided in Section 2.05, Trustor shall pay all real estate and other taxes and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid prior to the date on which the particular Imposition would become delinquent, and upon demand Trustor shall produce to Beneficiary receipts of the imposing authority, or other evidence reasonably satisfactory to Beneficiary, evidencing the payment of the Imposition in full. If

                                       5                                Group 3

Trustor elects by appropriate legal action to contest any Imposition, Trustor shall first deposit cash with Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor deposits this sum with Beneficiary, Trustor shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

       (b) Trustor shall promptly discharge or cause to be discharged any mechanics' or materialmen's liens or claims of lien filed or otherwise asserted against any portion of the Property and any proceedings for the enforcement thereof (all of the foregoing items are collectively referred to as the "Mechanics' Lien(s)"). If Trustor elects by appropriate legal action to contest any Mechanics' Lien, Trustor shall first record a bond or surety in the office of the county recorder in which such Mechanics' Lien was recorded, in form and amount sufficient to comply with all applicable law or, at the election of Beneficiary, deposit cash with Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Mechanics' Lien plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor records such bond or deposits such sum with Beneficiary, as Beneficiary elects, Trustor shall not be required to pay the Mechanics' Lien provided that the contest operates to prevent enforcement or collection of the Mechanics' Lien, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Mechanics' Lien as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies, if any, which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

       (c) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Beneficiary, at Beneficiary's option, the Secured Indebtedness shall immediately become due and payable (without payment of any Prepayment Fee). Notwithstanding the preceding sentence, the Beneficiary's election to accelerate the Loan shall not be effective if (1) Trustor is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Trustor agrees in writing to pay or reimburse Beneficiary in accordance with Section 11.06 for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

Section 2.05  ESCROW DEPOSITS; WAIVER OF DEPOSITS.
              -----------------------------------

       (a) Without limiting the effect of Section 2.04 and Section 3.01, Trustor shall pay to Beneficiary monthly on the same date the monthly installment is payable under the Note, an amount equal to 1/12th of the amounts Beneficiary reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Deed of Trust (collectively the "Premiums") until such time as Trustor has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Beneficiary any additional amounts necessary to pay the Premiums and

                                       6                                 Group 3

Impositions. Trustor will furnish to Beneficiary bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Beneficiary without any requirement to pay interest to Trustor on account of these funds. If an Event of Default occurs, Beneficiary shall have the right, at its election, to apply any amounts held under this Section 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

       (b) Notwithstanding the provisions of Section 2.05(a) above, Beneficiary agrees to waive the monthly escrow deposit of Premiums and Impositions described in Section 2.05(a) above, unless and until the occurrence of one or more of the following events: (i) an Event of Default occurs under the Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (ii) Kilroy Realty, L.P., a Delaware limited partnership, no longer owns the Property; (iii) such Premiums or Impositions deposits are required in connection with a securitization of the Loan; (iv) or, in the case of Premiums deposits, Trustor fails to furnish to Beneficiary, not later than thirty (30) days before the dates on which any Premiums hereunder or under the Related Deeds of Trust would become delinquent, receipts for the payment of such Premiums hereunder or under the Related Deeds of Trust or appropriate proof of issuance of a new policy which continues in force the insurance coverage of the expiring policy, or (v) in the case of Impositions, at any time Trustor fails to furnish to Beneficiary receipts for the payment of Impositions hereunder and under the Related Deeds of Trust within the time required under Section 2.04 hereof and of the Related Deeds of Trust. Upon the occurrence of any of the events described in clauses (i) through (v) above, Beneficiary reserves the right to require Impositions and Premiums deposits at any time in its sole and absolute discretion, notwithstanding the fact that such Event of Default may be cured or that any Transfer of the Property has been approved by Beneficiary.

Section 2.06  CARE AND USE OF THE PROPERTY.
              -----------------------------

       (a) Trustor's represents and warrants to Beneficiary as follows:

               (i) All authorizations, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

               (ii) The Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Trustor shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Trustor shall furnish Beneficiary, on request, proof of compliance with the Requirements. Trustor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

                                       7                                 Group 3

               (iii) Trustor has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Trustor and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Trustor, at its sole cost and expense, shall keep the Property in good order, condition, and repair, and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements.

               (iv) Trustor shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Beneficiary.

               (v) The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by the Deed of Trust.

               (vi) Construction of the Improvements on the Property is complete.

               (vii) The Property is in good repair and condition, free of any material damage

       (b) Beneficiary shall have the right, at any time and from time to time during normal business hours and upon reasonable prior notice to Trustor (except in an emergency, in which case no such notice shall be required), to enter the Property in order to ascertain Trustor's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Trustor shall cooperate with Beneficiary performing these inspections. Beneficiary's rights hereunder include its rights under California Civil Code
Section 2929.5, as such Section may be amended from time to time. Trustor shall pay, within ten (10) business days of demand from Beneficiary, all reasonable, out of pocket costs incurred by Beneficiary in connection with any such inspections, except (i) the costs of such appraisal, (ii) the costs of such surveying or engineering work, unless such work was performed based upon Beneficiary's good faith determination that an adverse change had occurred or potentially could occur with respect to the Property, in which case Trustor shall pay such costs, and (iii) as may otherwise be provided in such Section 2929.5.

       (c) Trustor shall use, or cause to be used, the Property continuously for the Use. Trustor shall not use, or permit the use of, the Property for any other use without the prior written consent of Beneficiary.

       (d) Without the prior written consent of Beneficiary, Trustor shall not
(i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances, or (iii) subject the Property to restrictive covenants.

       Section 2.07 COLLATERAL SECURITY INSTRUMENTS. Trustor covenants and
                    --------------------------------
agrees that if Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Deed of Trust. Beneficiary may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Deed of Trust and the Related Deeds of Trust, and without waiving any breach or default of Trustor under this Deed of Trust or any other Loan Document.

                                       8                                 Group 3

Section 2.08  SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.
              ---------------------------------------------

       (a) Trustor shall immediately notify Beneficiary of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of Beneficiary under the Loan Documents (collectively, "Actions"). Trustor shall appear in and defend any Actions.

       (b) Beneficiary shall have the right, at the cost and expense of Trustor, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Beneficiary under the Loan Documents. Any money paid by Beneficiary under this Section shall be reimbursed to Beneficiary in accordance with Section 11.06 hereof.

Section 2.09 LIENS AND ENCUMBRANCES. Without the prior written consent of
             -----------------------
Beneficiary, to be exercised in Beneficiary's sole and absolute discretion, other than the Permitted Exceptions and Impositions and Mechanics' Liens being contested by Trustor in accordance with the provisions of Sections 2.04(a) and
(b), Trustor shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Deed of Trust (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Trustor shall obtain a discharge and release of any Liens and Encumbrances within thirty (30) days after receipt of notice of their existence, or promptly contest the same in accordance with Section 2.04(a) or (b), as applicable.

                                   ARTICLE III
                                    INSURANCE

Section 3.01 REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.
             ---------------------------------------------------

       (a) During the term of this Deed of Trust, Trustor at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Beneficiary as to amounts, types of coverage and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Trustor shall be responsible for its own deductibles. Trustor shall also pay for any insurance, or any increase of policy limits, not described in the Deed of Trust which Trustor requires for its own protection or for compliance with government statutes. Trustor's insurance shall be primary and without contribution from any insurance procured by Beneficiary.

       Policies of insurance shall be delivered to Beneficiary in accordance with the following requirements:

               (1) All Risk Property insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this Article III shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no

                                       9                                 Group 3
deductible in excess of $25,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Trustor and approved by Beneficiary, in the good faith exercise of its discretion, or by an engineer or appraiser in the regular employ of the insurer, provided, however, that Trustor shall be required to pay the reasonable costs of such appraisal no more than once every twenty-four (24) months, unless an event occurs or condition exists which, in Beneficiary's good faith determination justifies the re-determination of the Full Replacement Cost.

          (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (ii) to continue at not less than this limit until required to be changed by Beneficiary in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Deed of Trust to the extent available.

          (3) Business Income insurance in an amount sufficient to prevent Trustor from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover one (1) year's "Business Income" (as hereinafter defined). The amount of such insurance shall be increased from time to time during the terms of this Deed of Trust as and when new leases and renewal leases are entered into and rents payable increase or the annual estimate of gross income from occupancy the Property increases to reflect such rental increase. "Business Income" shall mean the sum of (i) the total anticipated gross income from occupancy of the Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Trustor, (iii) the fair market rental value of any portion of the Property which is occupied by Trustor, and (iv) any other amounts payable to Trustor or to any affiliate of Trustor pursuant to Leases (as defined in Section 5.02).

          (4) If Beneficiary determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Trustor will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

          (5) During the period of any construction or renovation or alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Beneficiary, in the good faith exercise of its discretion, including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

                                      10                                 Group 3

            (6) Workers' Compensation insurance, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

            (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of a covered accident or breakdown.

            (8) Such other insurance as may from time to time be reasonably required by Beneficiary against other insurable hazards, including, but not limited to, vandalism, earthquake, sinkhole and mine subsidence.

     (b) Beneficiary's interest must be clearly stated by endorsement in the insurance policies described in this Section 3.01 as follows:

            (1)  The policies of insurance referenced in Subsections (a)(1),

   (a)(3), (a)(4), (a)(5) and (a)(7) of this Section 3.01 shall identify Beneficiary under the New York Standard Mortgagee Clause (non-contributory) endorsement.

            (2) The insurance policy referenced in Section 3.01 (a)(2) shall name Beneficiary as an additional insured.

            (3) All of the policies referred to in Section 3.01 shall provide for at least thirty (30) days' written notice to Beneficiary in the event of policy cancellation and/or material change.

     (c) All the insurance companies must be authorized to do business in New York State and the State and be approved by Beneficiary, in the good faith exercise of its discretion. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 12.01) issued with respect to this Loan which have been assigned a rating by a credit rating agency approved by Beneficiary (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Trustor shall deliver evidence satisfactory to Beneficiary of payment of premiums due under the insurance policies.

     (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Beneficiary upon request. If any policy is canceled before the Loan is satisfied, and Trustor fails to immediately procure replacement insurance, Beneficiary reserves the right but shall not have the obligation immediately to procure replacement insurance at Trustor's cost.

     (e) Trustor shall be required during the term of the Loan to continue to provide Beneficiary with original renewal policies or replacements of the insurance policies referenced in Section 3.01 (a). Beneficiary may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(2), (a)(4), and (a)(6) of this Section 3.01 instead of requiring the actual policies. Beneficiary shall be provided with renewal

                                       11                                Group 3

Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Trustor to maintain the insurance required under this Article III shall not constitute a waiver of Trustor's obligation to fulfill these requirements.


     (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Beneficiary's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Beneficiary.

Section 3.02 ADJUSTMENT OF CLAIMS. Trustor hereby authorizes and empowers
             ---------------------
Beneficiary to settle, adjust or compromise any claims in excess of $250,000 for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

Section 3.03 ASSIGNMENT TO BENEFICIARY. In the event of the foreclosure of this
             --------------------------
Deed of Trust or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Trustor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property.

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS

Section 4.01 BOOKS AND RECORDS. Trustor shall keep adequate books and records of
             ------------------
account with respect to the Property in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Beneficiary in its sole discretion, consistently applied and furnish to
Beneficiary:

     (a) quarterly certified rent rolls signed and dated by Trustor, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.02) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Beneficiary, within thirty (30) days after the end of each fiscal quarter;

     (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements and total cash flow, to be prepared and certified by Trustor in the form required by Beneficiary, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty to sixty (30-60) days after the close of each fiscal quarter of Trustor;

     (c) so long as the general partner of Trustor is a publicly-traded entity, an annual balance sheet and profit and loss statement of the general partner of Trustor in the form required by Beneficiary, prepared and certified by the general partner of Trustor, or if required by Beneficiary, audited financial statements for the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary and all on a consolidated basis, within one hundred five (105) days after the close of each fiscal year of the general partner of Trustor; provided, however, that if the general partner of Trustor is no longer a publicly-traded entity, then Trustor must furnish to Beneficiary an annual balance sheet and profit and loss statement of Trustor and the general partner of Trustor in the form required by Beneficiary, prepared and certified by

                                       12                                Group 3

Trustor or the general partner of Trustor, as the case may be, or if required by Beneficiary, audited financial statements for Trustor and the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary within one hundred five (105) days after the close of each fiscal year of Trustor and the general partner of Trustor; and

     (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

Section 4.02 PROPERTY REPORTS. Upon request from Beneficiary or its
             -----------------
representatives and designees, Trustor shall furnish in a timely manner to
Beneficiary:

     (a) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Beneficiary, in reasonable detail and certified by Trustor (or an officer, general partner, member or principal of Trustor if Trustor is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

     (b) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Beneficiary to obtain information regarding such accounts directly from such financial institutions.

Section 4.03  ADDITIONAL MATTERS.
              -------------------

     (a) Trustor shall furnish Beneficiary with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Beneficiary or the rating agencies in form and substance satisfactory to Beneficiary or the rating agencies.

     (b) Trustor shall furnish Beneficiary and its agents convenient facilities for the examination and audit of any such books and records.

     (c) Beneficiary and its representatives shall have the right during regular business hours and upon prior written notice to examine and audit the records, books, management and other papers of Trustor, its general partner, upon Beneficiary's good faith determination, its affiliates (if applicable) and any guarantor, which reflect upon their financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Trustor, its general partner, its affiliates (if applicable) and any guarantor, where the books and records are located. Beneficiary shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

                                       13                                Group 3

                                    ARTICLE V
               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01   TRUSTOR'S REPRESENTATIONS AND WARRANTIES.
               -----------------------------------------

     Trustor represents and warrants to Trustee and Beneficiary as follows:

     (a) There are no leases or occupancy agreements affecting the Property as of the date hereof except those leases and amendments listed on Exhibit B to the Assignment of Leases and Trustor has delivered to Beneficiary true, correct and complete copies of all such leases, including amendments (collectively, "Existing Leases") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "Guaranties").

     (b) There are no defaults by Trustor under the Existing Leases and Guaranties and, to the best knowledge of Trustor, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect in accordance with their terms.

     (c) To the best knowledge of Trustor, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

     (d) No Existing Leases may be amended terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except in the event of (i) material damage to, or destruction of, the Property or (ii) condemnation.

Section 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the
             ---------------------
Secured Indebtedness and the performance of Trustor's obligations under the Loan Documents, Trustor absolutely, presently and unconditionally grants, assigns and transfers to Beneficiary all of Trustor's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property, and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties affecting the Property and (iii) the Rents and Profits. Trustor acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases".

Section 5.03  PERFORMANCE OF OBLIGATIONS.
              ---------------------------

     (a) Trustor shall perform all material obligations of landlord under any and all Leases. If any of the acts described in this Section are done without the written consent of Beneficiary, at the option of Beneficiary, they shall be of no force or effect and shall constitute a default under this Deed of Trust.

     (b) Trustor agrees to furnish Beneficiary executed copies of all future Leases. Trustor shall not, without the express written consent of Beneficiary,
(i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Deed of Trust as Exhibit "B", or (ii) cancel or terminate any Leases (except in the case of a tenant default) unless Trustor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way or reduce the rent, or (iv) unless the tenants remain liable under the Leases, consent to an

                                       14                                Group 3
assignment of the tenant's interest or to a subletting of the demised premises under any Lease, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to purchase the Property.

Section 5.04 SUBORDINATE LEASES. Except as otherwise expressly approved by
             -------------------
Beneficiary, each Lease affecting the Property shall be absolutely subordinate to the lien of this Deed of Trust and shall also contain a provision, satisfactory to Beneficiary, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser. If requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions. If Beneficiary requests, Trustor shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Beneficiary on forms which have been approved by Beneficiary.

Section 5.05 LEASING COMMISSIONS. Trustor covenants and agrees that all
             --------------------
contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Beneficiary and (ii) be subordinate to the lien of this Deed of Trust. Beneficiary will be provided evidence of Trustor's compliance with this Section upon request.

                                   ARTICLE VI
                              ENVIRONMENTAL HAZARDS

Section 6.01 REPRESENTATIONS AND WARRANTIES. Trustor hereby represents,
             -------------------------------
warrants, covenants and agrees to and with Beneficiary that (i) neither Trustor nor, to the best of Trustor's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6.05) at, on, under, within or about the Property except as disclosed in the following environmental reports: ________________________[report titles, dates, consultant names and job numbers] (the "Environmental Reports"), as used in tenants' ordinary course of business in accordance with all Requirements of Environmental Laws, or as otherwise expressly approved by Beneficiary in writing, (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Trustor are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.06), (iii) Trustor will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (iv) all operations or activities upon the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (v) except as disclosed to Beneficiary in the Environmental Reports, Trustor does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto in connection with the Property, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws reasonably related to the Property, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing, (vi) Trustor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (vii) Trustor has truthfully and fully provided to Beneficiary, in writing, any and all information relating to environmental conditions in, on, under or from the property that is known to

                                       15                                Group 3

Trustor and that is contained in Trustor's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property. For purposes of this Section 6.01, the term "due inquiry" shall mean that level of inquiry and diligence that would be exercised by a prudent property manager operating Class A industrial buildings similar to the Property and located in Southern California.

Section 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site
             --------------
conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required in connection with the Property under any Requirements of Environmental Laws, Trustor shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in advance in writing by Beneficiary. All costs and expenses of Remedial Work shall be paid by Trustor including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Beneficiary's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Beneficiary may, but shall not be required to, upon reasonable notice (except upon an emergency, in which case no such notice shall be required) cause such Remedial Work to be performed, subject to the provisions of Sections 11.05 and 11.06.

Section 6.03 ENVIRONMENTAL SITE ASSESSMENT. Beneficiary shall have the right, at
             ------------------------------
any time and from time to time upon reasonable notice and during regular business hours, to undertake, at the expense of Beneficiary, an environmental site assessment on the Property, including any testing that Beneficiary may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws; provided, however, that if such environmental site assessment is performed based upon Beneficiary's good faith determination that a change has occurred in the environmental condition of the Property, a change has occurred or a potential change may occur in any Requirements of Environmental Laws, or an adverse change has occurred in the materials or substances used or otherwise brought onto the Property, then such environmental site assessment shall be at the expense of Trustor. Trustor shall cooperate fully with Beneficiary and its consultants performing such assessments and tests.

Section 6.04 UNSECURED OBLIGATIONS. No amounts which may become owing by Trustor
             ----------------------
to Beneficiary under this Article VI, under any other provision of this Deed of Trust as a result of a breach of or violation of this Article VI, under Article VI of the Related Deeds of Trust or under any other provision of the Related Deeds of Trust as a result of a breach or violation of Article VI of a Related Deed of Trust, shall be secured by this Deed of Trust or the Related Deeds of Trust. The obligations shall continue in full force and effect and any breach of this Article VI shall constitute an Event of Default. The lien of this Deed of Trust shall not secure (i) any obligations evidenced by or arising under the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Deed of Trust but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Beneficiary to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure, notwithstanding that the deficiency

                                       16                                Group 3
judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

Section 6.05  HAZARDOUS MATERIALS.
              --------------------

"Hazardous Materials" shall include without limitation:

     (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery
                                 -- ---
Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials
                                     -- ---
Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations
                                            -- ---
promulgated pursuant to said laws, all as amended;

     (b) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

     (c)  Any material, waste or substance which is (A) petroleum, (B) asbestos,
(C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. (S) 1251 et seq. (33
                                                                   -- ---
U.S.C. (S) 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S) 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. (S)(S) 2601 et seq.; (F) flammable
                                                      -- ---
explosives; or (G) radioactive materials; and

         (d) Any material, waste or substance which is included within any of the following:

               (i) any of the definitions of "acutely hazardous waste," "extremely hazardous waste," "hazardous waste," "infectious waste," "retrograde material," "volatile organic compound" or "waste" pursuant to Cal. Health & Safety Code (S)25110 et seq.;
                     -- ---

               (ii) any chemical known to the state of California to cause cancer or reproductive toxicity as published pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, Cal. Health & Safety Code (S) 25249.5 et
                                                                         --
seq.;
---

               (iii) the definition of "hazardous substance" pursuant to Cal. Health & Safety Code (S)25281;

               (iv) the definition of "hazardous substance" as used in the Carpenter-Presley-Tanner Hazardous Substance Account Act, Cal. Health & Safety Code, (S)25300 et seq.;
               -- ---

               (v) either of the definitions of "hazardous materials" or "hazardous substances" pursuant to Cal. Health & Safety (S)25501;

               (vi) the definition of "hazardous material" pursuant to Cal. Health & Safety Code (S)25411;

               (vii) the definition of "asbestos" pursuant to Cal. Health & Safety Code (S)25918;

               (viii) either of the definitions of "air contaminant" or "air pollutant" as used in the Porter-cologne Water Quality Control Act, Cal. Health & Safety Code (S)39000 et seq.; and
                       -- ---

                                       17                                Group 3

               (ix) "waste" or "hazardous substance" pursuant to Cal. Water Code (S)13050; and

     (e) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

Section 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of Environmental
             -----------------------------------
Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law applicable to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                   ARTICLE VII
                     CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01  TRUSTOR'S REPRESENTATIONS.
              --------------------------

     Trustor represents and warrants as follows:

     (a) Except as expressly approved by Beneficiary in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

     (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Trustor received notice of any proposed condemnation or other similar proceeding affecting the Property.

     (c) There is no pending proceeding for the total or partial condemnation of the Property.

Section 7.02  RESTORATION.
              ------------

     (a) Trustor shall give prompt written notice of any casualty to the Property to Beneficiary whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Trustor covenants and agrees to commence and diligently pursue to completion the Restoration.

     (b) Trustor assigns to Beneficiary all Insurance Proceeds which Trustor is entitled to receive in connection with a casualty whether or not such insurance is required under this Deed of Trust. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security (as defined in Section 7.02 (c)), and (ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to

                                       18                                Group 3
the casualty, the Net Insurance Proceeds shall be applied to the Cost of Restoration in accordance with the terms of this Article. Beneficiary shall hold and disburse the Insurance Proceeds less the cost, if any, to Beneficiary of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Insurance Proceeds") to the Restoration; provided, however, that Trustor shall be entitled to receive and hold any Insurance Proceeds in an aggregate amount equal to or less than $250,000.

     (c) For the purpose of this Article, "Impairment of the Security" shall mean any or all of the following: (i) any of the Leases for more than 25,000 square feet existing immediately prior to the damage, destruction, condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty, (ii) the casualty or damage occurs during the last year of the term of the Loan, or restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

     (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Beneficiary to Trustor.

     (e) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such casualty pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable that portion of the Loan amount allocated to the individual subdivided parcel affected by such casualty, as set forth on Schedule 1 hereto (for each such parcel, the "Allocated Loan Amount"), in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to
Section 14.02 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such casualty, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and 14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

                                       19                                Group 3

Section 7.03  CONDEMNATION.
              -------------

     (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Beneficiary shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds"). At its option, Beneficiary shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

     (b) Trustor assigns to Beneficiary all Condemnation Proceeds which Trustor is entitled to receive. In the event of any Condemnation, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Trustor shall commence and diligently pursue to completion the Restoration. Beneficiary shall hold and disburse the Condemnation Proceeds less the cost, if any, to Beneficiary of recovering the Condemnation Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration.

     (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Beneficiary to Trustor.

     (d) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such Condemnation pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Condemnation Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the individual subdivided parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section
14.02 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from

                                       20                                Group 3
the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and
14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

Section 7.04   REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed
               ----------------------------
in a writing signed by Beneficiary, the following are the Requirements For
Restoration:

     (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Trustor shall provide Beneficiary for its review and written approval
(i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Beneficiary (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Beneficiary reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Beneficiary (the "Contractor") in a form approved by Beneficiary in writing; and (v) a surety bond and/or guarantee of payment with respect to the completion of the Work. The bond or guarantee shall be satisfactory to Beneficiary in form and amount and shall be signed by a surety or other entities who are acceptable to Beneficiary.

     (b) Trustor shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Trustor shall have complied with the requirements of subsection (a) of this Section 7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Beneficiary's discretion, waived, Beneficiary shall disburse the Restoration Funds in increments to Trustor, from time to time as the Work progresses:

          (i) A General Contractor licensed in the State of California, or, if Kilroy Realty, L.P. is the Trustor hereunder and Trustor has received Beneficiary's consent thereto, Trustor, shall be in charge of the Work;

          (ii) Beneficiary shall disburse the Restoration Funds directly or through escrow with a title company selected by Trustor and approved by Beneficiary, upon not less than ten (10) days' prior written notice from Trustor to Beneficiary and Trustor's delivery to Beneficiary of (A) Trustor's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Beneficiary which states that (a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (c) when added to all sums previously paid by Beneficiary, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Beneficiary that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any, (y) a title search or by other evidence satisfactory to Beneficiary that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Beneficiary's title

                                       21                                Group 3
policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, excepting from each such Mechanics' Liens being contested by Trustor in accordance with the terms of
Section 2.04(b);

          (iii) The final Request for Payment shall be accompanied by (i) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (ii) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements, (iii) evidence that the costs of the Restoration have been paid in full, and (iv) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, except such Mechanics' Liens being contested by Trustor in accordance with the terms of Section 2.04(b).

     (c) If (i) within ninety (90) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Trustor fails to submit to Beneficiary and receive Beneficiary's approval of plans and specifications or fails to deposit with Beneficiary the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such governmental authorities and Beneficiary, Trustor fails to commence promptly or diligently continue to completion the Restoration, or (iii) Trustor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then, in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, (1) Trustor may substitute a new parcel of property for the parcel of the Property subject to such Restoration pursuant to the terms of Section 14.01 below, or (2) Beneficiary may, at its option, apply the Restoration Funds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section
14.02 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time any of the events described in subsections (i) through (iv) occur, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and
14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable.

                                       22                                Group 3

                                  ARTICLE VIII
                           REPRESENTATIONS OF TRUSTOR

Section 8.01   ERISA. Trustor hereby represents, warrants and agrees that: (i)
               -----
it is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Trustor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; (iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets"; (iv) Trustor will not engage in any transaction which would cause any obligation hereunder to be a non-exempt prohibited transaction under ERISA; and (v) Trustor will deliver to Beneficiary such certifications or other evidence of its compliance with this Section from time to time throughout the Loan as Beneficiary may request.

Section 8.02   NON-RELATIONSHIP. Neither Trustor nor any general partner,
               ----------------
director, member or officer of Trustor nor, to Trustor's knowledge, any person who is a Trustor's Constituent (as defined in Section 8.03) is (i) a director or officer of Metropolitan Life Insurance Company ("MetLife"), (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them,
(iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

Section 8.03   NO ADVERSE CHANGE.
               -----------------

     Trustor represents and warrants that:

     (a) There has been no material adverse change from the conditions shown in the application submitted for the Loan by Trustor ("Application") or in the materials submitted in connection with the Application in the credit rating or financial condition of Trustor, the general partners, shareholders or members of Trustor or any entity which is a general partner, shareholder or member of Trustor, respectively as the case may be (collectively, "Trustor's Constituents").

     (b) Trustor has delivered to Beneficiary true and correct copies of all Trustor's organizational documents and except as expressly approved by Beneficiary in writing, there have been no changes in Trustor's Constituents since the date that the Application was executed by Trustor.

     (c) Neither Trustor, nor any of the Trustor's Constituents, is the subject of any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Trustor, no such proceeding is contemplated or threatened.

     (d) Trustor has received reasonably equivalent value for the granting of this Deed of Trust.

Section 8.04   FOREIGN INVESTOR. Neither Trustor nor any general partner of
               ----------------
Trustor is, and, at any time that the general partner of Trustor is no longer a publicly-traded entity, no legal or beneficial interest in a general partner, member or stockholder of Trustor is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of l986, as amended.

Section 8.05   PROPERTY MANAGEMENT AGREEMENTS. Trustor hereby represents,
               ------------------------------
warrants and agrees that it is not a party to, and has not entered into, any property management agreements or other

                                       23                                Group 3
agreements contracting for management services, with respect to any portion of the Property, and that no such property management agreements are in force or effect with respect to any portion of the Property. Trustor hereby covenants and agrees that it will not enter into or approve any such property management agreement without the express written consent of Beneficiary.


                                   ARTICLE IX
                            EXCULPATION AND LIABILITY

Section 9.01   LIABILITY OF TRUSTOR.
               --------------------

     (a) Upon the occurrence of an Event of Default, except as provided in this
Section 9.01, Beneficiary will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Trustor. However, nothing contained in this section shall limit the rights of Beneficiary to proceed against Trustor and the general partners of Trustor (i) to enforce any Leases entered into by Trustor or its affiliates as tenant, guarantees, or other agreements entered into by Trustor in a capacity other than as borrower, if all of Trustor's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Trustor to Beneficiary, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Trustor or which, under the terms of the Loan Documents, should have been paid to Beneficiary; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Trustor that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Beneficiary;
(v) to recover Rents and Profits received by Trustor after the first day of the month in which an Event of Default occurs and prior to the date Beneficiary acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with the provisions of this Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Beneficiary in connection with any foreclosure instituted pursuant to this Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Trustor's failure to comply with the provisions of the Deed of Trust pertaining to ERISA, (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Beneficiary and arising from any breach of a covenant contained in Article VI hereof, or any warranty or indemnity agreement given to Beneficiary with respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Beneficiary to waive the security of this Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter to exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law; and/or (xi) to recover Impositions or Premiums which Trustor fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of this Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Beneficiary exercises

                                       24                                Group 3
the rights and remedies of an unsecured creditor in accordance with clause (x) above, Trustor promises to pay to Beneficiary, on demand by Beneficiary following such exercise, all amounts owed to Beneficiary under any Loan Document, and Trustor agrees that it and its general partners, if any, will be personally liable for the payment of all such sums.

     (b) The limitation of liability set forth in this Section 9.01 shall not apply and the Loan shall be fully recourse in the event that Trustor or the general partner of Trustor commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Beneficiary would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                                    ARTICLE X
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01  CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.
               -----------------------------------------------------------

     (a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or any change in the general partners of Trustor, or of any of Trustor's constituents; (iii) any transfer, assignment or conveyance of any limited partnership interest of Trustor; or (iv) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers"); provided, however, that any transfer, assignment, conveyance, redemption or conversion to stock of the general partner of Trustor of any limited partnership interest in Trustor shall not constitute a Transfer so long as Kilroy Realty Corporation, a Maryland corporation, remains the sole general partner of Trustor and retains management control of the Trustor.

     (b) The prohibitions on transfer shall not be applicable to (i) Transfers as a result of the death of a natural person who is Trustor; (ii) Transfers in connection with estate planning by a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either; or
(iii) so long as the general partner of Trustor is a publicly-traded entity, the daily Transfers of shares of the general partner of Trustor which occur in the ordinary course of business over the public markets, and which do not constitute a merger or reorganization of, or acquisition by tender offer for the shares of, the general partner of Trustor.

     (c) Notwithstanding the restriction on transfers in Section 10.01(a) above, Kilroy Realty, L.P., a Delaware limited partnership, shall have a one time right, upon thirty (30) days advance notice to Beneficiary, to Transfer all, but not less than all, of the Property and the Related Properties to a third party (a "Third Party Transfer"), which right shall become effective and shall be exercisable by Trustor on or after the first day of the 13th month after the date of recordation of this Deed of Trust, upon and subject to the following conditions (one or more of which conditions may be waived by Beneficiary, in its sole and absolute discretion):

          (1) At the time of the notice to the Beneficiary and at the time of the proposed Third Party Transfer, there does not exist an Event of Default under the Deed of Trust, the Related Deeds of Trust, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements;

                                       25                                Group 3

               (2) Beneficiary has approved in writing the proposed Third Party Transfer to the proposed third party transferee;

               (3) The proposed third party transferee can make and has made to Beneficiary the representations and warranties in Sections 8.01, 8.02 and 8.04 of this Deed of Trust in a form acceptable to Beneficiary;

               (4) In the opinion of Beneficiary, the aggregate cash flow derived from the Property and the Related Properties equals, and for the remainder of the term of the Loan and the Related Loans, is projected to equal at least 1.75 times the annual payments required under the Loan and the Related Loans;

               (5) The aggregate loan to value ratio of the Property and the Related Properties at the time of transfer shall not be greater than 60%, as calculated by Beneficiary;

               (6) Beneficiary has received from the Trustor or the proposed third party transferee a fee equal to one percent (1%) of the outstanding principal balance of the Note and the Related Notes at the time of the proposed transferee's assumption of the Loan and the Related Loans;

               (7) The proposed third party transferee shall have expressly assumed Trustor's obligations under the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements pursuant to documents in form and substance acceptable to Beneficiary and, if required by Beneficiary, additional liable parties shall execute a guaranty of non-recourse carveouts acceptable to Beneficiary with respect to events arising from and after the date of transfer;

               (8) The proposed third party transferee has a net worth of at least $500,000,000 in the aggregate;

               (9) The proposed third party transferee or its agent is experienced in the ownership, management and leasing of properties similar to the Property, as determined by Beneficiary;

               (10) Beneficiary has obtained such title endorsements as Beneficiary requires in connection with the proposed Third Party Transfer and has received from the transferor or the proposed third party transferee all costs and expenses incurred by Beneficiary in connection with the proposed Third Party Transfer, if any, including without limitation title insurance premiums (including premiums for endorsements), documentation and recording costs, and reasonable attorneys' costs and fees;

               (11) If the Loan has been securitized, Beneficiary shall have received confirmation acceptable to Beneficiary in its sole discretion that the assumption of the Loan by the proposed third party transferee will not result in an adverse change in the rating of such Securities by any Rating Agency; and

               (12) Trustor acknowledges that no transfer shall release Trustor from liability hereunder or under any other Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements with respect to events arising or occurring prior to the date of the Third Party Transfer.

          (d) From and after the occurrence of a Third Party Transfer, Section 10.01(c) of this Deed of Trust shall be of no further force or effect, and
Section 10.01(a) of this Deed of Trust shall be deemed to read as follows:

                                       26                               Group 3

               "(a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or in the partners, or stockholders, or members or beneficiaries of, Trustor or of any of Trustor's constituents or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers")".

Section 10.02 PROHIBITION ON SUBORDINATE FINANCING. Trustor shall not incur or
              ------------------------------------
permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any pledge or encumbrance of any general partnership interest in Trustor.

Section 10.03 RESTRICTIONS ON ADDITIONAL OBLIGATIONS. During the term of the
              --------------------------------------
Loan, Trustor shall not, without the prior written consent of Beneficiary, become liable with respect to any indebtedness or other obligation except for
(i) the Loan, (ii) Leases entered into in the ordinary course of owning and operating the Property for the Use, (iii) other liabilities incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, (iv) liabilities or indebtedness disclosed in writing to and approved by Beneficiary on or before the Execution Date, and (v) any other single item of indebtedness or liability which does not exceed $25,000 or, when aggregated with other items or indebtedness or liability, does not exceed $100,000; provided, however, that the foregoing provisions shall be of no force and effect so long as Kilroy Realty, L.P., a Delaware limited partnership, is the Trustor hereunder.

Section 10.04 STATEMENTS REGARDING OWNERSHIP. Trustor agrees to submit or cause
              ------------------------------
to be submitted to Beneficiary within thirty (30) days after December 3lst of each calendar year during the term of this Deed of Trust and ten (10) days after any written request by Beneficiary, a sworn, notarized certificate, signed by an authorized (i) individual who is Trustor or one of the individuals comprising Trustor, (ii) member of Trustor, (iii) general partner of Trustor or (iv) officer of Trustor, as the case may be, stating whether (x) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any general partnership interest in Trustor has been made by Trustor and if so, to whom; or (z) there has been any change in the individual(s) or entities comprising the general partners of Trustor from those on the Execution Date, and if so, a description of such change or changes; provided, however, that from and after the occurrence of a Third Party Transfer, this subsection 10.04(z) shall be amended to read as follows, "(z) there has been any change in the individual(s) comprising Trustor or in the partners, members, stockholders or beneficiaries of Trustor from those on the Execution Date, and if so, a description of such change or changes".

                                   ARTICLE XI
                              DEFAULTS AND REMEDIES

Section 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a
              -----------------
material breach of Trustor's covenants in this Deed of Trust and shall constitute a default ("Event of Default"):

                                       27                               Group 3

          (a) The failure of Trustor to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Beneficiary or otherwise, within seven (7) days of the due date of such payment;

          (b) The failure of Trustor to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure from Beneficiary;

          (c) The filing by Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness (an "Insolvent Entity") of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy which is not dismissed within sixty (60) days, or an Insolvent Entity's adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due;

          (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Trustor, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading;

          (e) If Trustor shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Trustor's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; or

          (f) If any guarantor of the Secured Indebtedness defaults in the performance of its obligations under any guaranty.

Section 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default
              ---------------------
the Secured Indebtedness shall, at the option of Beneficiary, become immediately due and payable, without further notice or demand, and Beneficiary may undertake any one or more of the following remedies:

          (a) Foreclosure. Institute a foreclosure action in accordance with the
              -----------
law of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Beneficiary may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Beneficiary; and/or

                                       28                               Group 3

          (b) Power of Sale. Institute a non-judicial foreclosure proceeding in
              -------------
compliance with applicable law in effect on the date foreclosure is commenced for the Trustee to sell the Property either as a whole or in separate parcels as Beneficiary may determine at public sale or sales to the highest bidder for cash, in order to pay the Secured Indebtedness. If the Property is sold as separate parcels, Beneficiary may direct the order in which the parcels are sold. Trustee shall deliver to the purchaser a Trustee's deed or deeds without covenant or warranty, express or implied. Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time may further postpone the sale by public announcement in accordance with applicable law; and/or

          (c) Entry. Enter into possession of the Property, lease the
              -----
Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Beneficiary, in Beneficiary's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

          (d) Receivership. Have a receiver appointed to enter into possession
              ------------
of the Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Beneficiary shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness. Trustor, the general partner of Trustor and any guarantor of the Secured Indebtedness shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Beneficiary or any receiver shall not affect or cure any Event of Default. Beneficiary's rights hereunder include its rights under California Code of Civil Procedure Section 564, as such Section may be amended from time to time; and/or

          (e) Action for Breach of Contract. In accordance with California Code
              -----------------------------
of Civil Procedure Section 736, as such Section may be amended from time to time, Beneficiary may bring an action for breach of contract against Trustor for breach of any "environmental provision" (as such term is defined in such Section) made by Trustor herein or in any other Loan Document, for the recovery of damages and/or for the enforcement of the environmental provision; and/or

          (f) Waiver of Security. In accordance with California Code of Civil
              ------------------
Procedure Section 726.5, as such Section may be amended from time to time, Beneficiary may waive the security of this Deed of Trust and the Related Deeds of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law. Trustor and Beneficiary acknowledge that pursuant to California Code of Civil Procedure
Section 726.5, Beneficiary's rights under this Section 11.02 are limited to instances in which Trustor or any affiliate, agent, cotenant, partner or joint venturer of Trustor either (i) caused, contributed to, permitted or acquiesced in the release (as defined in such Section 726.5) or threatened release of Hazardous Materials, or (ii) had actual knowledge or notice of such release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust and failed to disclose such release or threatened release to Beneficiary in writing after Beneficiary's written request for information concerning the environmental condition of the Property, unless Beneficiary otherwise obtained actual knowledge of such

                                       29                               Group 3
release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust.

          In the event Beneficiary elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust or the Related Deeds of Trust and proceed against Trustor on an unsecured basis, the valuation of the Real Property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such referee shall be an M.A.I. appraiser selected by Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Trustor and Beneficiary, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time.

Section 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the
              -------------------------------
Property pursuant to Section 11.02 of this Deed of Trust, to the extent permitted by law, the Beneficiary shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

Section 11.04 WAIVER OF JURY TRIAL. To the fullest extent permitted by law,
              --------------------
Trustor and Beneficiary HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Note, this Deed of Trust or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

Section 11.05 BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS. Trustor
              ----------------------------------------------------
agrees that, if Trustor fails to perform any act or to pay any money which Trustor is required to perform or pay as and when required under the Loan Documents, Beneficiary may make the payment or perform the act at the cost and expense of Trustor and in Trustor's name or in its own name. Any money paid by Beneficiary under this Section 11.05 shall be reimbursed to Beneficiary in accordance with Section 11.06.

Section 11.06 BENEFICIARY REIMBURSEMENT. All payments made, or funds expended or
              -------------------------
advanced by Beneficiary pursuant to the provisions of any Loan Document, shall
(1) become a part of the Secured Indebtedness, (2) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (3) become due and payable by Trustor upon demand by Beneficiary, and (4) bear interest at the Default Rate (as defined in the Note) from the date of such demand; provided, however, that any payments made, or funds expended or advanced by Beneficiary, for reasons other than to protect the priority or validity of Beneficiary's security lien on the Property or to prevent or cure an Event of Default hereunder, shall not become a part of the Secured Indebtedness and shall not bear interest until ten (10)

                                       30                               Group 3
business days after Trustor's receipt of written demand for such amounts. Trustor shall reimburse Beneficiary within ten (10) business days after receipt of written demand for such amounts.

Section 11.07 FEES AND EXPENSES. If Beneficiary becomes a party (by intervention
              -----------------
or otherwise) to any action or proceeding affecting, directly or indirectly, Trustor with respect to the Secured Indebtedness, the Property or the title thereto or Beneficiary's interest under this Deed of Trust, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Trustor shall reimburse Beneficiary in accordance with Section 11.06 for all expenses, costs, charges and reasonable legal fees incurred by Beneficiary (including, without limitation, the reasonable fees and expenses of experts and consultants), whether or not suit is commenced.

Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Trustor covenants and agrees that
              -------------------------------
in no event shall Beneficiary be liable for consequential damages, and to the fullest extent permitted by law, Trustor expressly waives all existing and future claims that it may have against Beneficiary for consequential damages.

Section 11.09 INDEMNIFICATION OF TRUSTEE. Except for gross negligence and
              --------------------------
willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All money received by Trustee shall be held in trust, but need not be segregated (except to the extent required by law), until used or applied as provided in this Deed of Trust. Trustee shall not be liable for interest on the money. Trustor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties (except to the extent such liability and expenses arise from the gross negligence or willful misconduct of Trustee).

Section 11.10 ACTIONS BY TRUSTEE. At any time, upon written request of
              ------------------
Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any entity for payment of the Secured Indebtedness or the effect of this Deed of Trust upon the remainder of the Property, Trustee may take such actions as Beneficiary may request which are permitted by this Deed of Trust or by applicable law.

Section 11.11 SUBSTITUTION OF TRUSTEE Beneficiary has the power and shall be
              -----------------------
entitled, at any time and from time to time, to remove Trustee or any successor trustee and to appoint another trustee in the place of Trustee or an successor trustee, by an instrument recorded in the Office of the Register of Deeds of the county or counties where the Property is located. The recorded instrument shall be conclusive proof of the proper substitution and appointment of the successor Trustee without the necessity of any conveyance from the predecessor Trustee.

                                   ARTICLE XII
                    TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01  PARTICIPATION AND SALE OF LOAN.
               -------------------------------

         (a) Beneficiary may sell, transfer or assign its entire interest or one or more participation interests in the Loan and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Beneficiary may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Beneficiary may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively,

                                       31                                Group 3
the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Beneficiary now has or may hereafter acquire relating to the Secured Indebtedness and to Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness and the Property, whether furnished by Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or otherwise, as Beneficiary determines necessary or desirable.

          (b) Trustor will cooperate with Beneficiary and the Rating Agencies in furnishing such information and providing such other assistance, reports and legal opinions as Beneficiary may reasonably request in connection with any such transaction, at no material cost to Trustor. In addition, Trustor acknowledges that Beneficiary may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Beneficiary's possession or which Beneficiary is entitled to receive under the Loan Documents, with respect to the Loan, Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or the Property. Trustor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases or the financial condition of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness as may be requested by Beneficiary, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.

Section 12.02 REPLACEMENT OF NOTE. Upon notice to Trustor of the loss, theft,
              -------------------
destruction or mutilation of the Note, Trustor will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

Section 12.03 TRUSTOR'S ESTOPPEL. Within ten (10) business days after a request
              ------------------
by Beneficiary, Trustor shall furnish an acknowledged written statement in form satisfactory to Beneficiary (i) setting forth the amount of the Secured Indebtedness, (ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Beneficiary may reasonably request. If Trustor does not furnish an estoppel certificate within the 10 business-day period, Trustor appoints Beneficiary as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

Section 12.04 FURTHER ASSURANCES. Trustor shall, without expense to Beneficiary
              ------------------
and/or Trustee, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Beneficiary and/or Trustee shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Beneficiary and/or Trustee the Property and rights conveyed or assigned by this Deed of Trust or which Trustor may become bound to convey or assign to Beneficiary and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Deed of Trust. If Trustor fails to comply with the terms of this Section, Beneficiary may, at Trustor's expense, perform Trustor's obligations for and in the name of Trustor, and Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact to do so. The appointment of Beneficiary as attorney-in-fact is coupled with an interest.

                                       32                                Group 3

Section 12.05 SUBROGATION. Beneficiary shall be subrogated to the lien of any
              -----------
and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.


                                  ARTICLE XIII
                               SECURITY AGREEMENT


Section 13.01  SECURITY AGREEMENT.
               ------------------

         THIS DEED OF TRUST CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS DEED OF TRUST CONSTITUTES A SECURITY AGREEMENT UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BENEFICIARY MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR BENEFICIARY MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH BENEFICIARY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS DEED OF TRUST. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS DEED OF TRUST IS RELEASED OR SATISFIED OF RECORD.

Section 13.02  REPRESENTATIONS AND WARRANTIES.
               -------------------------------

         Trustor warrants, represents and covenants as follows:

         (a) Trustor owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Beneficiary in writing. Trustor will notify Beneficiary of, and will protect, defend and indemnify Beneficiary against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

         (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Trustor's business.

         (c) Trustor will not remove the Personal Property without the prior written consent of Beneficiary, except the items of Personal Property which are consumed, obsolete or worn out in ordinary usage shall be promptly replaced by Trustor with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

Section 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to
              ----------------------------
Beneficiary in this Deed of Trust shall not be construed to limit or impair the lien of this Deed of Trust or the rights of Beneficiary with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

                                       33                                Group 3

Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is
              ----------------------------------------------------
understood and agreed that in order to protect Beneficiary from the effect of U.C.C. Section 9324, as amended from time to time and as enacted in the State, in the event that Trustor intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

         (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Trustor shall obtain the prior written approval of Beneficiary, which approval shall be granted or withheld in Beneficiary's good faith discretion. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures; (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest. Any such written approval shall be in the form provided by Beneficiary, and shall be negotiated in good faith, and any third party out of pocket costs incurred by Beneficiary in connection therewith shall be at Trustor's sole cost and expense.

         (b) Trustor shall pay all sums and perform all obligations secured by the security agreement. A default by Trustor under the security agreement shall constitute a default under this Deed of Trust. If Trustor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may pay the secured amount and Beneficiary shall be subrogated to the rights of the holder of the purchase money security interest.

         (c) Beneficiary shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

         (d) The provisions of subparagraphs (b) and (c) of this Section 13.04 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Deed of Trust in a manner satisfactory to Beneficiary.

                                   ARTICLE XIV
                     SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01 RIGHT OF SUBSTITUTION. Trustor shall have the right, exercisable
              ---------------------
from time to time, to substitute different property (the "Substituted Property") for up to four of the eleven properties listed on Schedule 1 attached hereto constituting the Property and the Related Properties (as such term is defined in Section 14.01(j), below) on the Execution Date, on the following terms and conditions, as determined by Beneficiary:

         (a) Trustor shall not be permitted to substitute a Substituted Property for any portion of the Property or the Related Properties more than one time per year;

         (b) Trustor shall concurrently with such substitution pay a processing fee of $25,000 per Substituted Property to the Beneficiary;

                                       34                                Group 3

         (c) the appraised value (as determined by Beneficiary or an appraiser solely approved by Beneficiary), the cost of which will be borne by Trustor) and twelve-month net operating income from the Substituted Property must be equal to or greater than that of the portion of the Property being replaced (the "Replaced Property") on the date of substitution;

         (d) the Substituted Property shall be similar with respect to product type, age, building construction design and quality, and tenant quality as the Replaced Property;

         (e) leasehold property may not be substituted for a Replaced Property owned in fee;

         (f) there shall not exist an Event of Default under the Loan Documents, Unsecured Indemnity Agreement or Other Unsecured Indemnity Agreements at the time of Trustor's request or at the time of the substitution;

         (g) Trustor shall be solely responsible for all costs related to such substitution, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects and consultants and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any request for substitution, and as a condition to such substitution, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such substitution;

         (h) each Substituted Property and each Replaced Property shall be a separate subdivided parcel and (1) neither the operation of or any rights enjoyed by the Related Properties shall be adversely affected by the substitution of the Substituted Property for the Replaced Property, and (2) neither the operation of or rights enjoyed by the Substituted Property shall be adversely affected by, or dependent upon, any property other than property secured by this Deed of Trust or the Related Deeds of Trust; and

         (i) Trustor shall execute such documents as Beneficiary may require to encumber the Substituted Property and amend the Loan Documents to reflect the replacement of the Substitute Property for the Replaced Property.

         (j) The term "Related Properties" shall mean the property described in and secured by the Related Deeds of Trust.

Section 14.02 RELEASE PROVISION. Commencing on the first day of the forty-ninth
              -----------------
(49th) month following the Execution Date, Trustor shall have the right, exercisable from time to time, to request that Beneficiary release up to three individual subdivided parcels (each a "Release Property") of the Property and the Related Properties during the term hereof from the liens of the Deed of Trust and the Related Deeds of Trust upon satisfaction of the following terms and conditions as determined by Beneficiary:

         (a) Trustor will not be entitled to request the release of more than one Release Property per calendar year;

         (b) Trustor shall pay a processing fee of $25,000 per Release Property;

                                       35                                Group 3

         (c) all releases will be subject to payment of a release price (the "Release Price") in the amount of 110% of the Allocated Loan Amount for the Release Property, together with any interest accrued thereon, plus a Prepayment Fee (as defined in the Note), which for purposes of a release shall be equal to the greater of (A) the difference between (x) and (y), where (x) is the present value of all remaining payments of principal and interest on 110% of the outstanding Allocated Loan Amount for the Release Property as set forth on
Schedule 1, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate (as defined in the Note) compounded semi-annually, and (y) is 110% of the Allocated Loan Amount for the Release Property as set forth on
Schedule 1, or (B) one percent of 110% of the Allocated Loan Amount for the Release Property as set forth on Schedule 1, plus all other sums due and payable under the Loan Documents for the applicable Release Property; and Beneficiary may apply the excess ten percent (10%) prepaid hereunder, in its sole discretion, to pay any sums due hereunder and/or under any Loan Documents or to the prepayment of any principal pertaining thereto (with respect to which no Prepayment Fee shall be due);

         (d) there shall not exist an Event of Default under the Loan Documents either at the time of Trustor's request for release or at the time of the release;

         (e) Trustor shall be solely responsible for all costs related to such release, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects, counsel and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any such release, and as a condition to such release, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such release; and

         (f) each Release Property shall be a separate subdivided parcel and neither the operation of or any rights enjoyed by the remaining Related Properties shall be affected by the release of such Release Parcel.

                                   ARTICLE XV
                             MISCELLANEOUS COVENANTS

Section 15.01 NO WAIVER. No single or partial exercise by Beneficiary and/or
              ---------
Trustee, or delay or omission in the exercise by Beneficiary and/or Trustee, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Beneficiary shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

Section 15.02 NOTICES. All notices, demands and requests given or required to be
              -------
given by, pursuant to, or relating to, this Deed of Trust shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

Section 15.03  HEIRS AND ASSIGNS; TERMINOLOGY.
               -------------------------------

                                       36                                Group 3

         (a) This Deed of Trust applies to Beneficiary, Trustee and Trustor, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Trustor" shall include both the original Trustor and any subsequent owner or owners of any of the Property. The term "Beneficiary" shall include both the original Beneficiary and any subsequent holder or holders of the Note. The term "Trustee" shall include both the original Trustee and any subsequent successor or additional trustee(s) acting under this Deed of Trust.

         (b) In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Section 15.04 SEVERABILITY. If any provision of this Deed of Trust should be
              ------------
held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Deed of Trust except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Beneficiary may, at its option, declare the Secured Indebtedness immediately due and payable.

Section 15.05 APPLICABLE LAW. This Deed of Trust shall be construed and enforced
              --------------
in accordance with the laws of the State.

Section 15.06 CAPTIONS. The captions are inserted only as a matter of
              --------
convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Deed of Trust.

Section 15.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to
              -------------------
all of Trustor's obligations under this Deed of Trust and the other Loan Documents.

Section 15.08 NO MERGER. In the event that Beneficiary should become the owner
              ---------
of the Property, there shall be no merger of the estate created by this Deed of Trust with the fee estate in the Property.

Section 15.09 NO MODIFICATIONS. This Deed of Trust may not be changed, amended
              ----------------
or modified, except in a writing expressly intended for such purpose and executed by Trustor and Beneficiary.

Section 15.10 SECURITIES REPRESENTATIONS. Trustor hereby represents and warrants
              --------------------------
to Beneficiary that the limited partnership interests in Trustor have been issued in accordance with all applicable federal and state securities laws, or available exemptions from such securities laws, including, but not limited to, the Securities Act of 1933, as amended, and the Delaware Uniform Limited Partnership Act. The limited partners of Trustor have been properly notified of all applicable securities laws and related restrictions on their ability to transfer, sell or otherwise dispose of their partnership interests in Trustor. Each certificate has been issued in substantially the form of Exhibit D to the Partnership Agreement of the Trustor. The name of Beneficiary is not and will not be in any of the offering materials provided or to be provided to any person, including, but not limited to, any of the limited partners of Trustor, except as a disclosure required by applicable state or federal securities laws, nor has there been any representation, whether written, oral or otherwise, that Beneficiary in any way has participated or endorsed any offering of the partnership interests in Trustor.

                                       37                                Group 3

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, or has caused this Deed of Trust to be executed by its duly authorized representative(s) as of the Execution Date.

                                 TRUSTOR:

                                 KILROY REALTY, L.P.,
                                 A Delaware limited partnership

                                 By:  KILROY REALTY CORPORATION,
                                      A Maryland corporation,
                                      General Partner


                                           /s/ TYLER H. ROSE
                                      By:  _____________________________________
                                           Tyler H. Rose
                                           Senior Vice President and Treasurer


                                           /s/ TIMOTHY M. SCHOEN
                                      By:  _____________________________________
                                           Timothy M. Schoen
                                           Vice President

                                      S-1                                Group 3

                                   SCHEDULE 1
                                   ----------

                             ALLOCATED LOAN AMOUNTS

1.  3125 E. Coronado, Anaheim                   $6,200,000

2.  3130-3150 Miraloma, Anaheim                 $5,800,000

3.  13645 Alton Parkway, Irvine                 $8,700,000

4.  1145 North Ocean, Anaheim                   $2,800,000

5.  1201 North Miller, Anaheim                  $5,200,000

6.  1211 North Miller, Anaheim                  $8,000,000

7.  1231 North Miller, Anaheim                  $4,900,000

8.  3355 East La Palma, Anaheim                 $5,100,000

9.  925 and 1075 Lambert Road, Brea             $8,100,000

10. 5115 E. La Palma, Anaheim                   $10,300,000

11. 25902 Towne Center Drive, Foothill Ranch    $14,900,000

                                   Schedule-1                            Group 3

                                   EXHIBIT "A"
                                   -----------

                     TO DEED OF TRUST AND SECURITY AGREEMENT


                              PROPERTY DESCRIPTION
                              --------------------

                                      A-1                                Group 3

                                   EXHIBIT "B"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                               LEASING GUIDELINES
                               ------------------

"Leasing Guidelines" shall mean the guidelines approved in writing by Beneficiary, from time to time, with respect to the leasing of the Property. The following are the initial Leasing Guidelines:

          (a) All Leases shall be on the standard form of lease approved by Beneficiary in writing;

          (b) All Leases shall have an initial term of at least 3 years but not more than 10 years;

          (c) None of the Leases shall be for more than 100,000 square feet of net leasable area;

          (d) All Leases shall have an annual minimum rent payable of at least $6 per square foot on an absolute net basis (net of taxes, insurance and other operating expenses paid by the tenant), or its equivalent;

          (e) None of the Leases shall provide for a tenant improvement allowance, rental abatement, Lease reimbursements tendered separately from the Lease or other similar tenant concessions of more than $2 per square foot of net leasable area; and

          (e) No Leases shall be entered into if there is an Event of Default under any of the Loan Documents.

                                      B-1                                Group 3

                                   EXHIBIT "C"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                    RELATED NOTES AND RELATED DEEDS OF TRUST
                    ----------------------------------------

RELATED NOTES: Those certain promissory notes dated as of the Execution Date, made by Trustor to the order of Beneficiary, and more particularly described as follows:

     1. Promissory Note (Group 1), in the principal amount of $12,000,000

     2. Promissory Note (Group 2), in the principal amount of $23,600,000

     3. Promissory Note (Group 4), in the principal amount of $18,400,000

RELATED DEEDS OF TRUST: Those certain deeds of trust, security agreements and fixture filings dated as of the Execution Date, granted by Trustor to the Trustee named therein for the benefit of Beneficiary, and more particularly described as follows:

     1. Deed of Trust, Security Agreement and Fixture Filing (Group 1)

     2. Deed of Trust, Security Agreement and Fixture Filing (Group 2)

     3. Deed of Trust, Security Agreement and Fixture Filing (Group 4)

                                       C-1                               Group 3

STATE OF CALIFORNIA          )
                             ) ss.
COUNTY OF ORANGE             )



     On December 26, 2001, before me, Sandy H. Kim, a Notary Public, personally appeared Tyler H. Rose and Timothy M. Schoen, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


Signature /s/ Sandy H. Kim
         _____________________________(Seal)

                                                                         Group 3

                                TABLE OF CONTENTS

                                                                      Page

Error! No table of contents entries found.

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                                                         Group 3

                                                         Exhibit 10.83    7 of 8
                                 PROMISSORY NOTE
                                    (GROUP 4)

                                  DEFINED TERMS


================================================================================
Execution Date: January 10, 2002        City and State of Signing: Los Angeles,
                                        California

--------------------------------------------------------------------------------
Loan Amount:  $18,400,000               Interest Rate:
                                        6.7% per annum
--------------------------------------------------------------------------------
Borrower:  Kilroy Realty, L.P.
           a Delaware limited partnership
--------------------------------------------------------------------------------
Borrower's Address:      2250 East Imperial Highway, Suite 1200
                         El Segundo, California 90245
--------------------------------------------------------------------------------
Holder: METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
--------------------------------------------------------------------------------
Holder's Address:        Metropolitan Life Insurance Company
                         200 Park Avenue
                         12th Floor
                         New York, New York 10166
                         Attention:  Senior Vice President

                   and:  Metropolitan Life Insurance Company
                         400 South El Camino Real, 8th Floor
                         San Mateo, California 94402
                         Attention:  Vice-President, Real Estate Investments
--------------------------------------------------------------------------------
Maturity Date:  January 10, 2012        Advance Date: The date funds are
                                        disbursed to Borrower.

--------------------------------------------------------------------------------
Interest Only Period: The period from   Principal and Interest Installment Date:
the Advance Date and ending on the      The first day of the second calendar
last day of the month in which the      month following the Advance Date.
Advance Date occurs.
--------------------------------------------------------------------------------

                                        1                                Group 4

------------------------------------------------------------------------------------------------------------------------------------
Monthly Installment: Equal monthly installments of           Permitted Prepayment Period: During the 90 day period
principal and interest at the Interest Rate each in the      prior to the Maturity Date, Borrower may prepay the Loan
amount of $118,731.15, subject to adjustment as provided     and the Related Loans without a Prepayment Fee on 30
in Section 1(c).                                             days prior written notice. In addition, commencing on
                                                             the first day of the 61st month following the Advance
The Monthly Installment is based upon an amortization        Date, Borrower may prepay the Loan and the Related Loans
period of 30 years.                                          with a Prepayment Fee on 60 days prior written notice on
                                                             the terms and conditions contained in Sections 8 and 9
                                                             hereof.







------------------------------------------------------------------------------------------------------------------------------------
Late Charge: An amount equal to four cents ($.04) for each dollar that is overdue.

Default Rate: An annual rate equal to the Interest Rate plus four percent (4%).
------------------------------------------------------------------------------------------------------------------------------------
Note:  This Promissory Note.

Related Notes: Those certain promissory notes described in Exhibit C to the Deed of Trust.

Related Loans:  The loans evidenced by the Related Notes.

Deed of Trust: Deed of Trust, Security Agreement, and Fixture Filing (Group 4) dated as of the Execution Date granted by Borrower to the Trustee named in the Deed of Trust for the benefit of Holder.

Related Deeds of Trust: Those certain deeds of trust described on Exhibit C to the Deed of Trust.

Loan Documents: This Note, the Deed of Trust, the Related Notes, the Related Deeds of Trust and any other documents related to this
Note, the Deed of Trust, the Related Notes and/or the Related Deeds of Trust and all renewals, amendments, modifications, restatements, substitutions and extensions of these documents.

Unsecured Indemnity Agreement: Unsecured Indemnity Agreement (Group 4) dated as of the Execution Date and executed by Borrower in favor of Holder.

Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 1), Unsecured Indemnity Agreement (Group 2) and Unsecured
Indemnity Agreement (Group 3), each dated as of the Execution Date and executed by Borrower in favor of Holder.

The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.
====================================================================================================================================

                                       2                                 Group 4

               FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

               Capitalized terms which are not defined in this Note shall have the meanings set forth in the Deed of Trust.

               1.   Payment of Principal and Interest. Principal and interest
                    ---------------------------------
under this Note shall be payable as follows:

                    (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

                    (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; provided, however, that commencing with the 49th month following the Advance Date, Borrower may, by notice to Holder, elect, in lieu of the Monthly Installment, to make payments of interest only on the outstanding principal balance of the Secured Indebtedness, at the Interest Rate ("Interest Only Conversion") on the following terms and conditions:

                         (i) (A) the loan to value ratio of the then aggregate outstanding principal balance of the Loan and the Related Loans is equal to or less than sixty percent (60%) of the aggregate appraised value of the Property and the Related Properties (as determined by Holder or by an appraiser approved by Holder in its sole discretion and at Borrower's cost), (B) the "debt service coverage ratio", defined as the ratio of the aggregate net operating income derived from the Property and the Related Properties to the aggregate debt service on the Loan and the Related Loans (including, without limitation, the Monthly Installment and any escrow deposits required under the Loan Documents), as determined by Holder in its sole discretion, equals or exceeds 1.75:1, measured both on an actual basis for the 12-month period prior to the Interest Only Conversion and a projected basis from the period of Borrower's request to make the Interest Only Conversion through the Maturity Date; and (C) at the time of the Interest Only Conversion, the stock of the general partner of Borrower must continue to be publicly traded.

                         (ii) The Interest Only Conversion will occur (the "Conversion Date") following Borrower's written request and Holder's confirmation in writing that the conditions set forth in subparagraph
          (i) above have been met.

                         (iii) If the Interest Only Conversion occurs, Holder reserves the right to reappraise the Property and the Related Properties and to re-assess the debt service coverage ratio for the Property and the Related Properties every three (3) years after the Conversion Date. If (A) in connection with Holder's exercise of its reappraisal right under the preceding sentence, the aggregate outstanding principal balance of the Loan and the Related Loans is greater than sixty percent (60%) of the reappraised value of the Property and the Related Properties, (B) in connection with Holder's exercise of its reassessment right under the preceding sentence, the debt service coverage ratio of the Property and the Related Properties is, or is projected to be through the Maturity Date, less than 1.75:1, or (C) at any time the general partner of the Borrower ceases to be publicly traded, then upon the date of notice of such determination or event from Holder to Borrower, Borrower shall resume payment of the Monthly Installment under the Note and the "Monthly Installments" under the Related Notes, with the amortization schedule to be continued at the point where such schedule was suspended when the Interest Only Conversion occurred. For example, if the Interest Only Conversion occurs after five (5) years of amortization, and then the Monthly Installments under the Notes and the Related Notes are resumed as required above after three (3) years, the Monthly Installments on the Note and the Related Notes will be calculated pursuant to an amortization schedule as of

                                       3                                 Group 4
          the beginning of the sixth (6/th/) year of the entire 30-year amortization schedule (with the allocation of the principal and interest components of the Monthly Payments adjusted to reflect the payment of any principal in accordance with the Loan Documents (for example as a result of a release in accordance with the provisions of the Deed of Trust) during the Interest Only Conversion period).

                    (c) If Borrower exercises its right under Section 14.02 of the Deed of Trust to have any of the Property released from the lien of the Deed of Trust, Holder will recalculate the amount of the Monthly Installment, based on the Loan Amount as reduced by the payment of the Release Price (as defined in the Deed of Trust) and a continuation of the thirty year amortization schedule.

                    (d) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note and the Related Notes, all accrued and unpaid interest, and all other sums payable under and evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "Secured Indebtedness") shall become immediately payable in full.

               Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

               Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

               2.   Application of Payments. At the election of Holder, and to
                    -----------------------
the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied in the order selected by Lender to reduce the then unpaid principal balance of the Loan and the Related Loans.

               3.   Security. The covenants of the Deed of Trust and the Related
                    --------
Deeds of Trust are incorporated by reference into this Note. This Note shall evidence, and the Deed of Trust and Related Deeds of Trust shall secure, repayment of all principal, all accrued and unpaid interest and all other sums evidenced by this Note and the Related Notes or secured by the Deed of Trust, the Related Deeds of Trust and/or any other Loan Documents, as well as any future loans or advances under the Deed of Trust or the Related Deeds of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date.

               4.   Late Charge. If any payment of interest, any payment of a
                    -----------
Monthly Installment or any payment of a required escrow deposit hereunder or under the Related Notes is not paid within seven (7) days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

               5.   Acceleration Upon Default. At the option of Holder, if
                    -------------------------
Borrower fails to pay any sum specified in this Note within 7 days of the due date, or if an Event of Default occurs, the Secured Indebtedness (which Borrower acknowledges includes the amounts outstanding hereunder and under the Related Notes), and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the

                                       4                                 Group 4

"Accelerated Loan Amount") shall become immediately due and payable.

          6.  Interest Upon Default. The Accelerated Loan Amount shall bear
              ---------------------
interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

          7.  Limitation on Interest. The agreements made by Borrower with
              ----------------------
respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Secured Indebtedness. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

          8.  Prepayment. Borrower shall not have the right to prepay all or any
              ----------
portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms or in Section 14.02 of the Deed of Trust in connection with the release of a portion of the Property from the lien of the Deed of Trust. Notwithstanding the preceding sentence, Borrower shall only be entitled to prepay all or any portion of the Note as provided in the Defined Terms if concurrently with such prepayment, Borrower also prepays all amounts outstanding under the Related Notes together with all "Prepayment Fees" provided for in the Related Notes. If Borrower provides notice of its intention to prepay all or any portion of the Loan or the Related Loans under circumstances other than those provided for in Section 14.02 of the Deed of Trust, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

          9.  Prepayment Fee.
              --------------

              (a) Any tender of payment by Borrower or any other person or entity of all or any portion of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date,
(ii) the application of money to the principal of the Loan after a casualty or condemnation (unless such application is made during the 90 day period prior to the Maturity Date), or (iii) in connection with a purchase of the Property or a Related Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property or a Related Property (except in connection with a release of any of the Property or Related Properties from the lien of the Deed of Trust pursuant to
Section 14.02 of the Deed of Trust, in which case any prepayment fee shall be determined in accordance with the provisions of Section 14.02 of the Deed of Trust), then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

              (b) The "Prepayment Fee" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between
(x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

              (c) The "Treasury Rate" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the Federal Reserve Statistical
                                                     ---------------------------
Release [H. 15 (519)] under the heading "U.S. Government Securities - Treasury
---------------------
Constant Maturities" for the

                                       5                                Group 4
date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two (2) weeks before the date of the scheduled prepayment.

               (d) The "Prepayment Ratio" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

          10.  Waiver of Right to Prepay Note Without Prepayment Fee. Borrower
               -----------------------------------------------------
acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

          BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE DEED OF TRUST, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

BORROWER'S INITIALS:_________

          11.  Liability of Borrower. Upon the occurrence of an Event of
               ---------------------
Default, except as provided in this Section 11, Holder will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower (i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower, if all of Borrower's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Borrower to Holder, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with Article VI of the Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Holder in connection with any foreclosure instituted pursuant to the Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Deed of Trust pertaining to ERISA; (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Holder and arising from any breach of a covenant contained in Article VI of the Deed of Trust, or any warranty or indemnity agreement given to Holder with

                                       6                                Group 4
respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Holder to waive the security of the Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter to exercise against Borrower, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Holder's claim against Borrower to judgment, and any other rights and remedies permitted by law; and/or
(xi) to recover Impositions or Premiums which Borrower fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of the Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Holder exercises the rights and remedies of an unsecured creditor in accordance with clause (x) above, Borrower promises to pay to Holder, on demand by Holder following such exercise, all amounts owed to Holder under any Loan Document, and Borrower agrees that it and its general partner, if any, will be personally liable for the payment of all such sums.

          The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that prior to the repayment of the Secured Indebtedness, Borrower or the general partner of Borrower commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

          12.  Waiver by Borrower. Borrower and others who may become liable for
               ------------------
the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

          13.  Exercise of Rights. No single or partial exercise by Holder, or
               ------------------
delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

          14.  Fees and Expenses. If Borrower defaults under this Note, Borrower
               -----------------
shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee.

          15.  No Amendments. This Note may not be modified or amended except in
               -------------
a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower and Holder and there is no unwritten oral credit agreement with respect to the subject matter of the Loan.

          16.  Governing Law. This Note is to be construed and enforced in
               -------------
accordance with the laws of the State.

          17.  Construction. The words "Borrower" and "Holder" shall be deemed
               ------------
to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for

                                       7                                Group 4
convenience of reference and do not expand, limit or define the scope or intent of any Section of this Note.

          18.  Notices. All notices, demands, requests and consents permitted or
               -------
required under this Note shall be given in the manner prescribed in the Deed of Trust.

          19.  Time of the Essence. Time shall be of the essence with respect to
               -------------------
all of Borrower's obligations under this Note.

          20.  Severability. If any provision of this Note should be held
               ------------
unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

                                       8                                Group 4

     IN WITNESS WHEREOF, Borrower has executed this Note as of the Execution
Date.


                                KILROY REALTY, L.P.,
                                A Delaware limited partnership

                                By:   KILROY REALTY CORPORATION,
                                      A Maryland corporation
                                      General Partner


                                      By:  /s/ TYLER H. ROSE
                                           _____________________________________
                                           Tyler H. Rose
                                           Senior Vice President and Treasurer


                                      By:  /s/ TIMOTHY M. SCHOEN
                                           _____________________________________
                                           Timothy M. Schoen
                                           Vice President

                                       S-1                              Group 4

                                                         Exhibit 10.83    8 of 8
------------------------------------
  RECORDING REQUESTED
  BY AND WHEN
  RECORDED RETURN TO:

  O'Melveny & Myers LLP
  610 Newport Center Drive
  17th Floor
  Newport Beach, California 92660
  Attention: Diana A. Scherer, Esq.

------------------------------------


                      DEED OF TRUST, SECURITY AGREEMENT AND

                                 FIXTURE FILING

                                    (GROUP 4)

                                       BY

                              KILROY REALTY, L.P.,

                         a Delaware limited partnership,
                                   as Trustor

                                       TO

                             CHICAGO TITLE COMPANY,

                            a California corporation,

                                   as Trustee
                               for the benefit of

                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,
                                 as Beneficiary

                          Dated as of January 10, 2002

                                                                         Group 4

                                TABLE OF CONTENTS

               ARTICLE I - GRANT OF SECURITY

Section 1.01   REAL PROPERTY GRANT ...................................................  3
Section 1.02   PERSONAL PROPERTY GRANT ...............................................  4
Section 1.03   CONDITIONS TO GRANT ...................................................  4


               ARTICLE II - TRUSTOR COVENANTS

Section 2.01   DUE AUTHORIZATION, EXECUTION AND DELIVERY .............................  5
Section 2.02   PERFORMANCE BY TRUSTOR ................................................  5
Section 2.03   WARRANTY OF TITLE .....................................................  5
Section 2.04   TAXES, LIENS AND OTHER CHARGES ........................................  5
Section 2.05   ESCROW DEPOSITS .......................................................  6
Section 2.06   CARE AND USE OF THE PROPERTY ..........................................  7
Section 2.07   COLLATERAL SECURITY INSTRUMENTS .......................................  8
Section 2.08   SUITS AND OTHER ACTS TO PROTECT THE PROPERTY ..........................  8
Section 2.09   LIENS AND ENCUMBRANCES ................................................  9


               ARTICLE III - INSURANCE

Section 3.01   REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES ....................  9
Section 3.02   ADJUSTMENT OF CLAIMS .................................................. 12
Section 3.03   ASSIGNMENT TO BENEFICIARY ............................................. 12


               ARTICLE IV - BOOKS, RECORDS AND ACCOUNTS

Section 4.01   BOOKS AND RECORDS ..................................................... 12
Section 4.02   PROPERTY REPORTS ...................................................... 13
Section 4.03   ADDITIONAL MATTERS .................................................... 13


               ARTICLE V - LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01   TRUSTOR'S REPRESENTATIONS AND WARRANTIES .............................. 13
Section 5.02   ASSIGNMENT OF LEASES .................................................. 14
Section 5.03   PERFORMANCE OF OBLIGATIONS ............................................ 14

                                       i                                 Group 4

Section 5.04    SUBORDINATE LEASES .................................................  14
Section 5.05    LEASING COMMISSIONS ................................................  15

                ARTICLE VI - ENVIRONMENTAL HAZARDS

Section 6.01    REPRESENTATIONS AND WARRANTIES .....................................  15
Section 6.02    REMEDIAL WORK ......................................................  15
Section 6.03    ENVIRONMENTAL SITE ASSESSMENT ......................................  16
Section 6.04    UNSECURED OBLIGATIONS ..............................................  16
Section 6.05    HAZARDOUS MATERIALS ................................................  16
Section 6.06    REQUIREMENTS OF ENVIRONMENTAL LAWS .................................  17

                ARTICLE VII - CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01    TRUSTOR'S REPRESENTATIONS ..........................................  18
Section 7.02    RESTORATION ........................................................  18
Section 7.03    CONDEMNATION .......................................................  19
Section 7.04    REQUIREMENTS FOR RESTORATION .......................................  20

                ARTICLE VIII - REPRESENTATIONS OF TRUSTOR

Section 8.01    ERISA ..............................................................  22
Section 8.02    NON-RELATIONSHIP ...................................................  22
Section 8.03    NO ADVERSE CHANGE ..................................................  22
Section 8.04    FOREIGN INVESTOR ...................................................  23
Section 8.05    PROPERTY MANAGEMENT AGREEMENTS .....................................  23

                ARTICLE IX - EXCULPATION AND LIABILITY

Section 9.01    LIABILITY OF TRUSTOR ...............................................  23

                ARTICLE X  - CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01   CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION ........  23
Section 10.02   PROHIBITION ON SUBORDINATE FINANCING ...............................  26
Section 10.03   RESTRICTIONS ON ADDITIONAL OBLIGATIONS .............................  26
Section 10.04   STATEMENTS REGARDING OWNERSHIP .....................................  27

                ARTICLE XI - DEFAULTS AND REMEDIES

Section 11.01   EVENTS OF DEFAULT ..................................................  27

                                       ii                                Group 4

Section 11.02     REMEDIES UPON DEFAULT ......................................  28
Section 11.03     APPLICATION OF PROCEEDS OF SALE ............................  29
Section 11.04     WAIVER OF JURY TRIAL .......................................  29
Section 11.05     BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS .......  30
Section 11.06     BENEFICIARY REIMBURSEMENT ..................................  30
Section 11.07     FEES AND EXPENSES ..........................................  30
Section 11.08     WAIVER OF CONSEQUENTIAL DAMAGES ............................  30
Section 11.09     INDEMNIFICATION OF TRUSTEE .................................  30
Section 11.10     ACTIONS BY TRUSTEE .........................................  30
Section 11.11     SUBSTITUTION OF TRUSTEE ....................................  30

                  ARTICLE XII - TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01     PARTICIPATION AND SALE OF LOAN .............................  31
Section 12.02     REPLACEMENT OF NOTE ........................................  31
Section 12.03     TRUSTOR'S ESTOPPEL .........................................  31
Section 12.04     FURTHER ASSURANCES .........................................  32
Section 12.05     SUBROGATION ................................................  32

                  ARTICLE XIII - SECURITY AGREEMENT

Section 13.01     SECURITY AGREEMENT .........................................  32
Section 13.02     REPRESENTATIONS AND WARRANTIES .............................  32
Section 13.03     CHARACTERIZATION OF PROPERTY ...............................  33
Section 13.04     PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS .......  33

                  ARTICLE XIV - SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01     RIGHT OF SUBSTITUTION ......................................  34
Section 14.02     RELEASE PROVISION ..........................................  35

                  ARTICLE XV - MISCELLANEOUS COVENANTS

Section 15.01     NO WAIVER ..................................................  35
Section 15.02     NOTICES ....................................................  36
Section 15.03     HEIRS AND ASSIGNS; TERMINOLOGY .............................  36
Section 15.04     SEVERABILITY ...............................................  36
Section 15.06     CAPTIONS ...................................................  36
Section 15.07     TIME OF THE ESSENCE ........................................  36
Section 15.08     NO MERGER ..................................................  36
Section 15.09     NO MODIFICATIONS ...........................................  36
Section 15.10     SECURITIES REPRESENTATIONS .................................  36

                                      iii                                Group 4

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                                    (Group 4)

                                  DEFINED TERMS

================================================================================
Dated As Of:  January 10, 2002
--------------------------------------------------------------------------------
Note: The Promissory Note (Group 4) dated as of the Execution Date made by Trustor to the order of Beneficiary in the principal amount of $ 18,400,000

Related Notes: Those certain promissory notes described on Exhibit C attached hereto
--------------------------------------------------------------------------------
Beneficiary & Address: Metropolitan Life Insurance Company, a New York
                      corporation
                      200 Park Avenue, 12th Floor
                      New York, New York  10166
                      Attention:  Senior Vice-President
                                        Real Estate Investments
                and:  Metropolitan Life Insurance Company
                      400 South El Camino Real, 8th Floor
                      San Mateo, California 94402
                      Attention:  Vice-President
                                        Real Estate Investments
--------------------------------------------------------------------------------
Trustor & Address:    Kilroy Realty, L.P.
                      2250 East Imperial Highway, Suite 1200
                      El Segundo, California 90245


--------------------------------------------------------------------------------
Trustee & Address:    Chicago Title Company
                      16969 Von Karman Avenue, #200
                      Irvine, California 92606

--------------------------------------------------------------------------------
County and State in which the Property is located: Orange County, State of California
--------------------------------------------------------------------------------
Use:  Commercial/Industrial
--------------------------------------------------------------------------------
Insurance:

Commercial General Liability        $25 Million

Address for Insurance Notification:
     Metropolitan Life Insurance Company
     One Madison Avenue
     New York, New York 10010-3690
     Attn:  Risk Management Unit, Area:  3 D/E
--------------------------------------------------------------------------------
Loan Documents: The Note, this Deed of Trust, the Related Notes, those certain Deeds of Trust described on Exhibit C attached hereto (the "Related Deeds of Trust"), any other documents related to the Note, this Deed of Trust, the Related Notes, the Related Deeds of Trust and all renewals, amendments, modifications,
================================================================================

                                       1                                 Group 4

--------------------------------------------------------------------------------
restatements, substitutions and extensions of these documents.

Unsecured Indemnity Agreement: Unsecured Indemnity Agreement (Group 4) dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

Other Unsecured Indemnity Agreements: Unsecured Indemnity Agreement (Group 1), Unsecured Indemnity Agreement (Group 2) and Unsecured Indemnity Agreement (Group
3), each dated as of the Execution Date and executed by Trustor in favor of Beneficiary.

The Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements are not Loan Documents and shall survive repayment of the Loan and the Related Loans or other termination of Loan Documents.

================================================================================
















     This DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (Group 4) (this "Deed of Trust") is entered into as of January 10, 2002 (the "Execution Date") by Trustor to Trustee for the benefit of Beneficiary with reference to the following Recitals:

                                    RECITALS

     A. This Deed of Trust secures: (1) the payment of the indebtedness evidenced by the Note (sometimes referred to herein as the "Loan") and the Related Notes (sometimes referred to herein as the "Related Loans"), with interest at the rates set forth in the Note and the Related Notes, together with all renewals, modifications, consolidations and extensions of the Note and the Related Notes, all additional advances or fundings made by Beneficiary, and any other amounts required to be paid by Trustor under any of the Loan Documents and Related Loan Documents (collectively, the "Secured Indebtedness"), and (2) the full performance by Trustor of all of the terms, covenants and obligations set forth in any of the Loan Documents.

     B. Trustor makes the following covenants and agreements for the benefit of Beneficiary or any party designated by Beneficiary, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "Beneficiary") and Trustee.

                                       2                                 Group 4

NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Trustor agrees as follows:

                                    ARTICLE I
                                GRANT OF SECURITY

Section 1.01 REAL PROPERTY GRANT. Trustor irrevocably transfers, grants,
             -------------------
conveys, assigns and warrants to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

     (1) that certain real property located in the County and State which is more particularly described in Exhibit "A" attached to this Deed of Trust or any
                               ----------
portion of the real property; all easements, rights-of-way, gaps, strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Trustor with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "Land");

     (2) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

     (3) (a) all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Land and/or Improvements and all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Trustor, any advance payment of real estate taxes or assessments, or insurance premiums made by Trustor and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and (b) all insurance proceeds payable to Trustor in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Deed of Trust ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

     (4) all damages, payments and revenue of every kind that Trustor may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

     (5) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

     (6) all licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements; and

                                       3                                 Group 4

     (7) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements.

     TO HAVE AND TO HOLD the Real Property, unto Trustee, its successors and assigns, in trust, for the benefit of Beneficiary, its successors and assigns, forever subject to the terms, covenants and conditions of this Deed of Trust.

Section 1.02 PERSONAL PROPERTY GRANT. Trustor irrevocably sells, transfers,
             -----------------------
grants, conveys, assigns and warrants to Beneficiary, its successors and assigns, a security interest in Trustor's interest in the following personal property which is collectively referred to as "Personal Property":

     (1) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

     (2) all rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Trustor in common with others and all documents of membership in any owner's association or similar group;

     (3) all plans and specifications prepared for construction of the Improvements; and all contracts and agreements of Trustor relating to the plans and specifications or to the construction of the Improvements;

     (4) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper used in the operation of or otherwise relating to the Real Property, and all substitutions, replacements of, and additions to, any of the these items;

     (5) all sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

     (6) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

     All of the Real Property and the Personal Property are collectively referred to as the "Property."

Section 1.03 CONDITIONS TO GRANT. If Trustor shall pay to Beneficiary the
             -------------------
Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Trustor shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Deed of Trust and all the rights granted by this Deed of Trust shall be released by Trustee and/or Beneficiary in accordance with the laws of the State.

                                       4                                 Group 4

                                   ARTICLE II
                                TRUSTOR COVENANTS

Section 2.01  DUE AUTHORIZATION, EXECUTION, AND DELIVERY.
              -------------------------------------------

     (a) Trustor represents and warrants that the execution of the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized and there is no provision in the organizational documents of Trustor requiring further consent for such action by any other entity or person.

     (b) Trustor represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

     (c) Trustor represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Trustor's being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

     (d) Trustor represents and warrants that the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements have been duly authorized, executed and delivered by Trustor and constitute valid and binding obligations of Trustor which are enforceable in accordance with their terms.

Section 2.02 PERFORMANCE BY TRUSTOR. Trustor shall pay the Secured Indebtedness
             ----------------------
to Beneficiary and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

Section 2.03 WARRANTY OF TITLE.
             ------------------

     (a) Trustor warrants that it holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of the County and contained in Schedule B 1 of the title insurance policy or policies which have been approved by Beneficiary (the "Permitted Exceptions"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens.

     (b) Trustor further covenants to warrant and forever defend Beneficiary and Trustee from and against all persons claiming any interest in the Property.

Section 2.04 TAXES, LIENS AND OTHER CHARGES.
             -------------------------------

     (a) Unless otherwise paid to Beneficiary as provided in Section 2.05, Trustor shall pay all real estate and other taxes and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid prior to the date on which the particular Imposition would become delinquent, and upon demand Trustor shall produce to Beneficiary receipts of the imposing authority, or other evidence reasonably satisfactory to Beneficiary, evidencing the payment of the Imposition in full. If Trustor elects by appropriate legal action to contest any Imposition, Trustor shall first deposit cash with

                                        5                                Group 4

Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor deposits this sum with Beneficiary, Trustor shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

     (b) Trustor shall promptly discharge or cause to be discharged any mechanics' or materialmen's liens or claims of lien filed or otherwise asserted against any portion of the Property and any proceedings for the enforcement thereof (all of the foregoing items are collectively referred to as the "Mechanics' Lien(s)"). If Trustor elects by appropriate legal action to contest any Mechanics' Lien, Trustor shall first record a bond or surety in the office of the county recorder in which such Mechanics' Lien was recorded, in form and amount sufficient to comply with all applicable law or, at the election of Beneficiary, deposit cash with Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Mechanics' Lien plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor records such bond or deposits such sum with Beneficiary, as Beneficiary elects, Trustor shall not be required to pay the Mechanics' Lien provided that the contest operates to prevent enforcement or collection of the Mechanics' Lien, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Mechanics' Lien as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01), the monies, if any, which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

     (c) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Beneficiary, at Beneficiary's option, the Secured Indebtedness shall immediately become due and payable (without payment of any Prepayment Fee). Notwithstanding the preceding sentence, the Beneficiary's election to accelerate the Loan shall not be effective if (1) Trustor is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Trustor agrees in writing to pay or reimburse Beneficiary in accordance with Section 11.06 for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

Section 2.05  ESCROW DEPOSITS; WAIVER OF DEPOSITS.
              -----------------------------------

     (a) Without limiting the effect of Section 2.04 and Section 3.01, Trustor shall pay to Beneficiary monthly on the same date the monthly installment is payable under the Note, an amount equal to 1/12th of the amounts Beneficiary reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Deed of Trust (collectively the "Premiums") until such time as Trustor has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Beneficiary any additional amounts necessary to pay the Premiums and Impositions. Trustor will furnish to Beneficiary bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions

                                       6                                 Group 4
or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Beneficiary without any requirement to pay interest to Trustor on account of these funds. If an Event of Default occurs, Beneficiary shall have the right, at its election, to apply any amounts held under this
Section 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

     (b) Notwithstanding the provisions of Section 2.05(a) above, Beneficiary agrees to waive the monthly escrow deposit of Premiums and Impositions described in Section 2.05(a) above, unless and until the occurrence of one or more of the following events: (i) an Event of Default occurs under the Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (ii) Kilroy Realty, L.P., a Delaware limited partnership, no longer owns the Property; (iii) such Premiums or Impositions deposits are required in connection with a securitization of the Loan; (iv) or, in the case of Premiums deposits, Trustor fails to furnish to Beneficiary, not later than thirty (30) days before the dates on which any Premiums hereunder or under the Related Deeds of Trust would become delinquent, receipts for the payment of such Premiums hereunder or under the Related Deeds of Trust or appropriate proof of issuance of a new policy which continues in force the insurance coverage of the expiring policy, or (v) in the case of Impositions, at any time Trustor fails to furnish to Beneficiary receipts for the payment of Impositions hereunder and under the Related Deeds of Trust within the time required under Section 2.04 hereof and of the Related Deeds of Trust. Upon the occurrence of any of the events described in clauses (i) through (v) above, Beneficiary reserves the right to require Impositions and Premiums deposits at any time in its sole and absolute discretion, notwithstanding the fact that such Event of Default may be cured or that any Transfer of the Property has been approved by Beneficiary.

Section 2.06  CARE AND USE OF THE PROPERTY.
              -----------------------------

     (a) Trustor's represents and warrants to Beneficiary as follows:

             (i) All authorizations, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

             (ii) The Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Trustor shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Trustor shall furnish Beneficiary, on request, proof of compliance with the Requirements. Trustor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

             (iii) Trustor has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Trustor and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Trustor, at its sole cost and expense, shall keep the Property in good order, condition, and repair,

                                       7                                 Group 4
and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements.

             (iv) Trustor shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Beneficiary.

             (v) The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by the Deed of Trust.

             (vi)  Construction of the Improvements on the Property is complete.

             (vii) The Property is in good repair and condition, free of any material damage

     (b) Beneficiary shall have the right, at any time and from time to time during normal business hours and upon reasonable prior notice to Trustor (except in an emergency, in which case no such notice shall be required), to enter the Property in order to ascertain Trustor's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Trustor shall cooperate with Beneficiary performing these inspections. Beneficiary's rights hereunder include its rights under California Civil Code
Section 2929.5, as such Section may be amended from time to time. Trustor shall pay, within ten (10) business days of demand from Beneficiary, all reasonable, out of pocket costs incurred by Beneficiary in connection with any such inspections, except (i) the costs of such appraisal, (ii) the costs of such surveying or engineering work, unless such work was performed based upon Beneficiary's good faith determination that an adverse change had occurred or potentially could occur with respect to the Property, in which case Trustor shall pay such costs, and (iii) as may otherwise be provided in such Section 2929.5.

     (c) Trustor shall use, or cause to be used, the Property continuously for the Use. Trustor shall not use, or permit the use of, the Property for any other use without the prior written consent of Beneficiary.

     (d) Without the prior written consent of Beneficiary, Trustor shall not (i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances, or (iii) subject the Property to restrictive covenants.

Section 2.07  COLLATERAL SECURITY INSTRUMENTS. Trustor covenants and agrees that
              -------------------------------
if Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Deed of Trust. Beneficiary may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Deed of Trust and the Related Deeds of Trust, and without waiving any breach or default of Trustor under this Deed of Trust or any other Loan Document.

Section 2.08  SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.
              ---------------------------------------------

     (a) Trustor shall immediately notify Beneficiary of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of

                                       8                                 Group 4

Beneficiary under the Loan Documents (collectively, "Actions"). Trustor shall appear in and defend any Actions.

     (b) Beneficiary shall have the right, at the cost and expense of Trustor, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Beneficiary under the Loan Documents. Any money paid by Beneficiary under this Section shall be reimbursed to Beneficiary in accordance with Section 11.06 hereof.

Section 2.09  LIENS AND ENCUMBRANCES. Without the prior written consent of
              -----------------------
Beneficiary, to be exercised in Beneficiary's sole and absolute discretion, other than the Permitted Exceptions and Impositions and Mechanics' Liens being contested by Trustor in accordance with the provisions of Sections 2.04(a) and
(b), Trustor shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Deed of Trust (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Trustor shall obtain a discharge and release of any Liens and Encumbrances within thirty (30) days after receipt of notice of their existence, or promptly contest the same in accordance with Section 2.04(a) or (b), as applicable.

                                   ARTICLE III
                                    INSURANCE

Section 3.01  REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.
              ---------------------------------------------------

     (a) During the term of this Deed of Trust, Trustor at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Beneficiary as to amounts, types of coverage and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Trustor shall be responsible for its own deductibles. Trustor shall also pay for any insurance, or any increase of policy limits, not described in the Deed of Trust which Trustor requires for its own protection or for compliance with government statutes. Trustor's insurance shall be primary and without contribution from any insurance procured by Beneficiary.

     Policies of insurance shall be delivered to Beneficiary in accordance with the following requirements:

             (1) All Risk Property insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this Article III shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no deductible in excess of $25,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Trustor and approved by Beneficiary, in the good faith exercise of its discretion, or by an engineer or appraiser in the regular employ of the insurer, provided, however, that Trustor shall be required to pay the reasonable costs of such appraisal no more than once every twenty-four (24) months,

                                       9                                 Group 4
unless an event occurs or condition exists which, in Beneficiary's good faith determination justifies the re-determination of the Full Replacement Cost.

             (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (ii) to continue at not less than this limit until required to be changed by Beneficiary in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Deed of Trust to the extent available.

             (3) Business Income insurance in an amount sufficient to prevent Trustor from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover one (1) year's "Business Income" (as hereinafter defined). The amount of such insurance shall be increased from time to time during the terms of this Deed of Trust as and when new leases and renewal leases are entered into and rents payable increase or the annual estimate of gross income from occupancy the Property increases to reflect such rental increase. "Business Income" shall mean the sum of (i) the total anticipated gross income from occupancy of the Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Trustor, (iii) the fair market rental value of any portion of the Property which is occupied by Trustor, and (iv) any other amounts payable to Trustor or to any affiliate of Trustor pursuant to Leases (as defined in Section 5.02).

             (4) If Beneficiary determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Trustor will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

             (5) During the period of any construction or renovation or alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Beneficiary, in the good faith exercise of its discretion, including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

             (6) Workers' Compensation insurance, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

             (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal

                                       10                                Group 4
to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of a covered accident or breakdown.

                (8) Such other insurance as may from time to time be reasonably required by Beneficiary against other insurable hazards, including, but not limited to, vandalism, earthquake, sinkhole and mine subsidence.

          (b) Beneficiary's interest must be clearly stated by endorsement in the insurance policies described in this Section 3.01 as follows:

                (1) The policies of insurance referenced in Subsections (a)(1),
     (a)(3), (a)(4), (a)(5) and (a)(7) of this Section 3.01 shall identify Beneficiary under the New York Standard Mortgagee Clause (non-contributory) endorsement.

                (2) The insurance policy referenced in Section 3.01 (a)(2) shall name Beneficiary as an additional insured.

                (3) All of the policies referred to in Section 3.01 shall provide for at least thirty (30) days' written notice to Beneficiary in the event of policy cancellation and/or material change.

          (c) All the insurance companies must be authorized to do business in New York State and the State and be approved by Beneficiary, in the good faith exercise of its discretion. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 12.01) issued with respect to this Loan which have been assigned a rating by a credit rating agency approved by Beneficiary (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Trustor shall deliver evidence satisfactory to Beneficiary of payment of premiums due under the insurance policies.

          (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Beneficiary upon request. If any policy is canceled before the Loan is satisfied, and Trustor fails to immediately procure replacement insurance, Beneficiary reserves the right but shall not have the obligation immediately to procure replacement insurance at Trustor's cost.

          (e) Trustor shall be required during the term of the Loan to continue to provide Beneficiary with original renewal policies or replacements of the insurance policies referenced in Section 3.01 (a). Beneficiary may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(2), (a)(4), and (a)(6) of this Section 3.01 instead of requiring the actual policies. Beneficiary shall be provided with renewal Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Trustor to maintain the insurance required under this Article III shall not constitute a waiver of Trustor's obligation to fulfill these requirements.

          (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Beneficiary's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Beneficiary.

                                       11                                Group 4

Section 3.02 ADJUSTMENT OF CLAIMS. Trustor hereby authorizes and empowers
             --------------------
Beneficiary to settle, adjust or compromise any claims in excess of $250,000 for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

Section 3.03 ASSIGNMENT TO BENEFICIARY. In the event of the foreclosure of this
             -------------------------
Deed of Trust or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Trustor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property.

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS

Section 4.01 BOOKS AND RECORDS. Trustor shall keep adequate books and records of
             -----------------
account with respect to the Property in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Beneficiary in its sole discretion, consistently applied and furnish to
Beneficiary:

        (a) quarterly certified rent rolls signed and dated by Trustor, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.02) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Beneficiary, within thirty (30) days after the end of each fiscal quarter;

        (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements and total cash flow, to be prepared and certified by Trustor in the form required by Beneficiary, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty to sixty (30-60) days after the close of each fiscal quarter of Trustor;

        (c) so long as the general partner of Trustor is a publicly-traded entity, an annual balance sheet and profit and loss statement of the general partner of Trustor in the form required by Beneficiary, prepared and certified by the general partner of Trustor, or if required by Beneficiary, audited financial statements for the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary and all on a consolidated basis, within one hundred five (105) days after the close of each fiscal year of the general partner of Trustor; provided, however, that if the general partner of Trustor is no longer a publicly-traded entity, then Trustor must furnish to Beneficiary an annual balance sheet and profit and loss statement of Trustor and the general partner of Trustor in the form required by Beneficiary, prepared and certified by Trustor or the general partner of Trustor, as the case may be, or if required by Beneficiary, audited financial statements for Trustor and the general partner of Trustor prepared by an independent certified public accountant acceptable to Beneficiary within one hundred five (105) days after the close of each fiscal year of Trustor and the general partner of Trustor; and

        (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

                                       12                                Group 4

Section 4.02 PROPERTY REPORTS. Upon request from Beneficiary or its
             ----------------
representatives and designees, Trustor shall furnish in a timely manner to
Beneficiary:


        (a) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Beneficiary, in reasonable detail and certified by Trustor (or an officer, general partner, member or principal of Trustor if Trustor is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

        (b) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Beneficiary to obtain information regarding such accounts directly from such financial institutions.

Section 4.03  ADDITIONAL MATTERS.
              ------------------

        (a) Trustor shall furnish Beneficiary with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Beneficiary or the rating agencies in form and substance satisfactory to Beneficiary or the rating agencies.

        (b) Trustor shall furnish Beneficiary and its agents convenient facilities for the examination and audit of any such books and records.

        (c) Beneficiary and its representatives shall have the right during regular business hours and upon prior written notice to examine and audit the records, books, management and other papers of Trustor, its general partner, upon Beneficiary's good faith determination, its affiliates (if applicable) and any guarantor, which reflect upon their financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Trustor, its general partner, its affiliates (if applicable) and any guarantor, where the books and records are located. Beneficiary shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

                                    ARTICLE V
               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section  5.01  TRUSTOR'S REPRESENTATIONS AND WARRANTIES.
               -----------------------------------------

        Trustor represents and warrants to Trustee and Beneficiary as follows:

        (a) There are no leases or occupancy agreements affecting the Property as of the date hereof except those leases and amendments listed on Exhibit B to the Assignment of Leases and Trustor has delivered to Beneficiary true, correct and complete copies of all such leases, including amendments (collectively, "Existing Leases") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "Guaranties").

                                       13                                Group 4

        (b) There are no defaults by Trustor under the Existing Leases and Guaranties and, to the best knowledge of Trustor, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect in accordance with their terms.

        (c) To the best knowledge of Trustor, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

        (d) No Existing Leases may be amended terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except in the event of (i) material damage to, or destruction of, the Property or (ii) condemnation.

Section 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the
             --------------------
Secured Indebtedness and the performance of Trustor's obligations under the Loan Documents, Trustor absolutely, presently and unconditionally grants, assigns and transfers to Beneficiary all of Trustor's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property, and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties affecting the Property and (iii) the Rents and Profits. Trustor acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases".

Section 5.03  PERFORMANCE OF OBLIGATIONS.
              --------------------------

        (a) Trustor shall perform all material obligations of landlord under any and all Leases. If any of the acts described in this Section are done without the written consent of Beneficiary, at the option of Beneficiary, they shall be of no force or effect and shall constitute a default under this Deed of Trust.

        (b) Trustor agrees to furnish Beneficiary executed copies of all future Leases. Trustor shall not, without the express written consent of Beneficiary,
(i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Deed of Trust as Exhibit "B", or (ii) cancel or terminate any Leases (except in the case of a tenant default) unless Trustor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way or reduce the rent, or (iv) unless the tenants remain liable under the Leases, consent to an assignment of the tenant's interest or to a subletting of the demised premises under any Lease, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to purchase the Property.

Section 5.04 SUBORDINATE LEASES. Except as otherwise expressly approved by
             ------------------
Beneficiary, each Lease affecting the Property shall be absolutely subordinate to the lien of this Deed of Trust and shall also contain a provision, satisfactory to Beneficiary, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser. If requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions. If Beneficiary requests, Trustor shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Beneficiary on forms which have been approved by Beneficiary.

                                       14                                Group 4

Section 5.05 LEASING COMMISSIONS. Trustor covenants and agrees that all
             -------------------
contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Beneficiary and (ii) be subordinate to the lien of this Deed of Trust. Beneficiary will be provided evidence of Trustor's compliance with this Section upon request.

                                   ARTICLE VI
                              ENVIRONMENTAL HAZARDS

Section 6.01 REPRESENTATIONS AND WARRANTIES. Trustor hereby represents,
             ------------------------------
warrants, covenants and agrees to and with Beneficiary that (i) neither Trustor nor, to the best of Trustor's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6.05) at, on, under, within or about the Property except as disclosed in the following environmental reports: ________________________[report titles, dates, consultant names and job numbers] (the "Environmental Reports"), as used in tenants' ordinary course of business in accordance with all Requirements of Environmental Laws, or as otherwise expressly approved by Beneficiary in writing, (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Trustor are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.06), (iii) Trustor will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (iv) all operations or activities upon the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (v) except as disclosed to Beneficiary in the Environmental Reports, Trustor does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto in connection with the Property, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws reasonably related to the Property, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing, (vi) Trustor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (vii) Trustor has truthfully and fully provided to Beneficiary, in writing, any and all information relating to environmental conditions in, on, under or from the property that is known to Trustor and that is contained in Trustor's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property. For purposes of this Section 6.01, the term "due inquiry" shall mean that level of inquiry and diligence that would be exercised by a prudent property manager operating Class A industrial buildings similar to the Property and located in Southern California.

Section 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site
             -------------
conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required in connection with the Property under any Requirements of Environmental Laws, Trustor shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in advance in writing by Beneficiary. All costs and expenses of Remedial Work shall be paid by Trustor including, without limitation, the charges of the contractor(s) and/or the consulting engineer,

                                       15                                Group 4
and Beneficiary's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Beneficiary may, but shall not be required to, upon reasonable notice (except upon an emergency, in which case no such notice shall be required) cause such Remedial Work to be performed, subject to the provisions of Sections 11.05 and 11.06.

Section 6.03 ENVIRONMENTAL SITE ASSESSMENT. Beneficiary shall have the right, at
             -----------------------------
any time and from time to time upon reasonable notice and during regular business hours, to undertake, at the expense of Beneficiary, an environmental site assessment on the Property, including any testing that Beneficiary may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws; provided, however, that if such environmental site assessment is performed based upon Beneficiary's good faith determination that a change has occurred in the environmental condition of the Property, a change has occurred or a potential change may occur in any Requirements of Environmental Laws, or an adverse change has occurred in the materials or substances used or otherwise brought onto the Property, then such environmental site assessment shall be at the expense of Trustor. Trustor shall cooperate fully with Beneficiary and its consultants performing such assessments and tests.

Section 6.04 UNSECURED OBLIGATIONS. No amounts which may become owing by Trustor
             ---------------------
to Beneficiary under this Article VI, under any other provision of this Deed of Trust as a result of a breach of or violation of this Article VI, under Article VI of the Related Deeds of Trust or under any other provision of the Related Deeds of Trust as a result of a breach or violation of Article VI of a Related Deed of Trust, shall be secured by this Deed of Trust or the Related Deeds of Trust. The obligations shall continue in full force and effect and any breach of this Article VI shall constitute an Event of Default. The lien of this Deed of Trust shall not secure (i) any obligations evidenced by or arising under the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Deed of Trust but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Beneficiary to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

Section 6.05  HAZARDOUS MATERIALS.
              -------------------

"Hazardous Materials" shall include without limitation:

        (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery
                                 -- ---
Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials
                                     -- ---
Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations
                                            -- ---
promulgated pursuant to said laws, all as amended;

        (b) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                                       16                                Group 4

     (c) Any material, waste or substance which is (A) petroleum, (B) asbestos,
(C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. (S) 1251 et seq. (33
                                                                   -- ---
U.S.C. (S) 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S) 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. (S)(S)2601 et seq.; (F) flammable
                                                     -- ---
explosives; or (G) radioactive materials; and

     (d) Any material, waste or substance which is included within any of the following:

           (i) any of the definitions of "acutely hazardous waste," "extremely hazardous waste," "hazardous waste," "infectious waste," "retrograde material," "volatile organic compound" or "waste" pursuant to Cal. Health & Safety Code (S)25110 et seq.;
                     -- ---

           (ii) any chemical known to the state of California to cause cancer or reproductive toxicity as published pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, Cal. Health & Safety Code (S)25249.5 et seq.;
                                                                    -- ---

           (iii) the definition of "hazardous substance" pursuant to Cal. Health & Safety Code (S)25281;

           (iv) the definition of "hazardous substance" as used in the Carpenter-Presley-Tanner Hazardous Substance Account Act, Cal. Health & Safety Code, (S)25300 et seq.;
               --

           (v) either of the definitions of "hazardous materials" or "hazardous substances" pursuant to Cal. Health & Safety (S)25501;

           (vi) the definition of "hazardous material" pursuant to Cal. Health & Safety Code (S)25411;

           (vii) the definition of "asbestos" pursuant to Cal. Health & Safety Code (S)25918;

           (viii) either of the definitions of "air contaminant" or "air pollutant" as used in the Porter-cologne Water Quality Control Act, Cal. Health & Safety Code (S)39000 et seq.; and
                      -- ---

           (ix) "waste" or "hazardous substance" pursuant to Cal. Water Code (S)13050; and

     (e) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

Section 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of Environmental
             ----------------------------------
Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law applicable to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                       17                                Group 4

                                   ARTICLE VII
                     CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01  TRUSTOR'S REPRESENTATIONS.
              -------------------------

     Trustor represents and warrants as follows:

     (a) Except as expressly approved by Beneficiary in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

     (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Trustor received notice of any proposed condemnation or other similar proceeding affecting the Property.

     (c) There is no pending proceeding for the total or partial condemnation of the Property.

Section 7.02  RESTORATION.
              -----------

     (a) Trustor shall give prompt written notice of any casualty to the Property to Beneficiary whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Trustor covenants and agrees to commence and diligently pursue to completion the Restoration.

     (b) Trustor assigns to Beneficiary all Insurance Proceeds which Trustor is entitled to receive in connection with a casualty whether or not such insurance is required under this Deed of Trust. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security (as defined in Section 7.02 (c)), and (ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, the Net Insurance Proceeds shall be applied to the Cost of Restoration in accordance with the terms of this Article. Beneficiary shall hold and disburse the Insurance Proceeds less the cost, if any, to Beneficiary of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Insurance Proceeds") to the Restoration; provided, however, that Trustor shall be entitled to receive and hold any Insurance Proceeds in an aggregate amount equal to or less than $250,000.

     (c) For the purpose of this Article, "Impairment of the Security" shall mean any or all of the following: (i) any of the Leases for more than 25,000 square feet existing immediately prior to the damage, destruction, condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty, (ii) the casualty or damage occurs during the last year of the term of the Loan, or restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

     (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that

                                       18                                Group 4
there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Beneficiary to Trustor.

     (e) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such casualty pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable that portion of the Loan amount allocated to the individual subdivided parcel affected by such casualty, as set forth on Schedule 1 hereto (for each such parcel, the "Allocated Loan Amount"), in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to
Section 14.02 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such casualty, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such casualty, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and 14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

Section 7.03  CONDEMNATION.
              ------------

     (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Beneficiary shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds"). At its option, Beneficiary shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

     (b) Trustor assigns to Beneficiary all Condemnation Proceeds which Trustor is entitled to receive. In the event of any Condemnation, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Trustor shall commence and diligently pursue to completion the Restoration. Beneficiary shall hold and disburse the Condemnation Proceeds less the cost, if any, to Beneficiary of recovering the Condemnation Proceeds including, without

                                       19                                Group 4
limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration.

     (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.04 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Beneficiary to Trustor.

     (d) In the event that the conditions for Restoration set forth in this Section have not been met, (i) Trustor may substitute a new parcel of property for the parcel of the Property affected by such Condemnation pursuant to the terms of Section 14.01 below, or (ii) Beneficiary may, at its option, apply the Net Condemnation Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the individual subdivided parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section
14.02 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel affected by such Condemnation, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels affected by such Condemnation, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time such conditions for Restoration are not met, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and 14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

Section 7.04 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in
             ----------------------------
a writing signed by Beneficiary, the following are the Requirements For
Restoration:

     (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Trustor shall provide Beneficiary for its review and written approval
(i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Beneficiary (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Beneficiary reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Beneficiary (the "Contractor") in a form approved by Beneficiary in writing; and (v) a surety bond and/or guarantee of payment with respect to the completion of the

                                       20                                Group 4

Work. The bond or guarantee shall be satisfactory to Beneficiary in form and amount and shall be signed by a surety or other entities who are acceptable to Beneficiary.

     (b) Trustor shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Trustor shall have complied with the requirements of subsection (a) of this Section 7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Beneficiary's discretion, waived, Beneficiary shall disburse the Restoration Funds in increments to Trustor, from time to time as the Work progresses:

                (i) A General Contractor licensed in the State of California, or, if Kilroy Realty, L.P. is the Trustor hereunder and Trustor has received Beneficiary's consent thereto, Trustor, shall be in charge of the Work;

                (ii) Beneficiary shall disburse the Restoration Funds directly or through escrow with a title company selected by Trustor and approved by Beneficiary, upon not less than ten (10) days' prior written notice from Trustor to Beneficiary and Trustor's delivery to Beneficiary of (A) Trustor's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Beneficiary which states that (a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (c) when added to all sums previously paid by Beneficiary, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Beneficiary that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any, (y) a title search or by other evidence satisfactory to Beneficiary that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, excepting from each such Mechanics' Liens being contested by Trustor in accordance with the terms of Section 2.04(b);

                (iii) The final Request for Payment shall be accompanied by
(i) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (ii) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements,
(iii) evidence that the costs of the Restoration have been paid in full, and
(iv) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property as a result of the Work other than the Permitted Exceptions, except such Mechanics' Liens being contested by Trustor in accordance with the terms of
Section 2.04(b).

     (c) If (i) within ninety (90) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Trustor fails to submit to Beneficiary and receive Beneficiary's approval of plans and specifications or fails to deposit with Beneficiary the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such governmental authorities and Beneficiary, Trustor fails to commence promptly or diligently continue to completion the Restoration, or (iii) Trustor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then,

                                       21                                Group 4
in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, (1) Trustor may substitute a new parcel of property for the parcel of the Property subject to such Restoration pursuant to the terms of Section 14.01 below, or (2) Beneficiary may, at its option, apply the Restoration Funds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to release pursuant to Section 14.02 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; provided that, if Trustor then has no more release rights remaining pursuant to Section 14.02 below but does have remaining rights to substitute such parcel pursuant to Section 14.01 below, and Trustor does not substitute such parcel or cannot meet the requirements for such substitution as set forth in Section 14.01 below, then Beneficiary may declare immediately due and payable the Allocated Loan Amount with respect to the parcel subject to such Restoration, in which case the number of individual subdivided parcels which Trustor is entitled to substitute pursuant to Section 14.01 below shall be reduced by the number of individual subdivided parcels subject to such Restoration, and upon satisfaction of the conditions for release set forth in
Section 14.02 below, including, without limitation, payment of the Release Price, Beneficiary shall release such parcel from the lien of this Deed of Trust; and provided further that, if, at the time any of the events described in subsections (i) through (iv) occur, Trustor is not entitled to substitute or release any parcels of Property pursuant to the terms of Sections 14.01 and
14.02 below, respectively, then Beneficiary may declare the entire Loan immediately due and payable.

                                  ARTICLE VIII
                           REPRESENTATIONS OF TRUSTOR

Section 8.01 ERISA. Trustor hereby represents, warrants and agrees that: (i) it
             -----
is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Trustor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; (iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets"; (iv) Trustor will not engage in any transaction which would cause any obligation hereunder to be a non-exempt prohibited transaction under ERISA; and (v) Trustor will deliver to Beneficiary such certifications or other evidence of its compliance with this Section from time to time throughout the Loan as Beneficiary may request.

Section 8.02 NON-RELATIONSHIP. Neither Trustor nor any general partner,
             ----------------
director, member or officer of Trustor nor, to Trustor's knowledge, any person who is a Trustor's Constituent (as defined in Section 8.03) is (i) a director or officer of Metropolitan Life Insurance Company ("MetLife"), (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them,
(iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

Section 8.03 NO ADVERSE CHANGE.
             -----------------

     Trustor represents and warrants that:

                                       22                                Group 4

     (a) There has been no material adverse change from the conditions shown in the application submitted for the Loan by Trustor ("Application") or in the materials submitted in connection with the Application in the credit rating or financial condition of Trustor, the general partners, shareholders or members of Trustor or any entity which is a general partner, shareholder or member of Trustor, respectively as the case may be (collectively, "Trustor's Constituents").

     (b) Trustor has delivered to Beneficiary true and correct copies of all Trustor's organizational documents and except as expressly approved by Beneficiary in writing, there have been no changes in Trustor's Constituents since the date that the Application was executed by Trustor.

     (c) Neither Trustor, nor any of the Trustor's Constituents, is the subject of any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Trustor, no such proceeding is contemplated or threatened.

     (d) Trustor has received reasonably equivalent value for the granting of this Deed of Trust.

Section 8.04 FOREIGN INVESTOR. Neither Trustor nor any general partner of
             ----------------
Trustor is, and, at any time that the general partner of Trustor is no longer a publicly-traded entity, no legal or beneficial interest in a general partner, member or stockholder of Trustor is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of l986, as amended.

Section 8.05 PROPERTY MANAGEMENT AGREEMENTS. Trustor hereby represents, warrants
             ------------------------------
and agrees that it is not a party to, and has not entered into, any property management agreements or other agreements contracting for management services, with respect to any portion of the Property, and that no such property management agreements are in force or effect with respect to any portion of the Property. Trustor hereby covenants and agrees that it will not enter into or approve any such property management agreement without the express written consent of Beneficiary.

                                   ARTICLE IX
                            EXCULPATION AND LIABILITY

Section 9.01  LIABILITY OF TRUSTOR.
              ---------------------

     (a) Upon the occurrence of an Event of Default, except as provided in this
Section 9.01, Beneficiary will look solely to the Property, the Related Properties and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Trustor. However, nothing contained in this section shall limit the rights of Beneficiary to proceed against Trustor and the general partners of Trustor (i) to enforce any Leases entered into by Trustor or its affiliates as tenant, guarantees, or other agreements entered into by Trustor in a capacity other than as borrower, if all of Trustor's rights, title and interest in and to such leases, guarantees and other agreements have been assigned by Trustor to Beneficiary, or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Trustor or which, under the terms of the Loan Documents, should have been paid to Beneficiary; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Trustor that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Beneficiary;
(v) to recover Rents and Profits received by Trustor after the first day of the month in which an Event of Default occurs and prior to the date Beneficiary acquires title to the Property which have

                                       23                                Group 4
not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with the provisions of this Deed of Trust pertaining to hazardous materials, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements; (vii) to recover any costs expended by Beneficiary in connection with any foreclosure instituted pursuant to this Deed of Trust, other than such costs which would be reasonable and customary to be expended in an uncontested foreclosure; (viii) to recover damages arising from Trustor's failure to comply with the provisions of the Deed of Trust pertaining to ERISA, (ix) to recover any reasonable costs, expenses or liabilities, including reasonable attorneys' fees, incurred by Beneficiary and arising from any breach of a covenant contained in Article VI hereof, or any warranty or indemnity agreement given to Beneficiary with respect to Hazardous Materials (including, without limitation, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure
Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, limit the right of Beneficiary to waive the security of this Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter to exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law; and/or (xi) to recover Impositions or Premiums which Trustor fails to pay (but is not required to deposit with Holder) as required under Section 2.05 of this Deed of Trust, and any damages arising out of the failure to pay such Impositions and/or Premiums. If Beneficiary exercises the rights and remedies of an unsecured creditor in accordance with clause (x) above, Trustor promises to pay to Beneficiary, on demand by Beneficiary following such exercise, all amounts owed to Beneficiary under any Loan Document, and Trustor agrees that it and its general partners, if any, will be personally liable for the payment of all such sums.

     (b) The limitation of liability set forth in this Section 9.01 shall not apply and the Loan shall be fully recourse in the event that Trustor or the general partner of Trustor commences a voluntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Beneficiary would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                                    ARTICLE X
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01  CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.
               ------------------------------------------------------------

     (a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or any change in the general partners of Trustor, or of any of Trustor's constituents; (iii) any transfer, assignment or conveyance of any limited partnership interest of Trustor; or (iv) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers"); provided, however, that any transfer, assignment, conveyance, redemption or conversion to stock of the general partner of Trustor of any limited partnership interest in

                                       24                                Group 4

Trustor shall not constitute a Transfer so long as Kilroy Realty Corporation, a Maryland corporation, remains the sole general partner of Trustor and retains management control of the Trustor.

     (b) The prohibitions on transfer shall not be applicable to (i) Transfers as a result of the death of a natural person who is Trustor; (ii) Transfers in connection with estate planning by a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either; or
(iii) so long as the general partner of Trustor is a publicly-traded entity, the daily Transfers of shares of the general partner of Trustor which occur in the ordinary course of business over the public markets, and which do not constitute a merger or reorganization of, or acquisition by tender offer for the shares of, the general partner of Trustor.

     (c) Notwithstanding the restriction on transfers in Section 10.01(a) above, Kilroy Realty, L.P., a Delaware limited partnership, shall have a one time right, upon thirty (30) days advance notice to Beneficiary, to Transfer all, but not less than all, of the Property and the Related Properties to a third party (a "Third Party Transfer"), which right shall become effective and shall be exercisable by Trustor on or after the first day of the 13th month after the date of recordation of this Deed of Trust, upon and subject to the following conditions (one or more of which conditions may be waived by Beneficiary, in its sole and absolute discretion):

        (1) At the time of the notice to the Beneficiary and at the time of the proposed Third Party Transfer, there does not exist an Event of Default under the Deed of Trust, the Related Deeds of Trust, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements;

        (2) Beneficiary has approved in writing the proposed Third Party Transfer to the proposed third party transferee;

        (3) The proposed third party transferee can make and has made to Beneficiary the representations and warranties in Sections 8.01, 8.02 and 8.04 of this Deed of Trust in a form acceptable to Beneficiary;

        (4) In the opinion of Beneficiary, the aggregate cash flow derived from the Property and the Related Properties equals, and for the remainder of the term of the Loan and the Related Loans, is projected to equal at least 1.75 times the annual payments required under the Loan and the Related Loans;

        (5) The aggregate loan to value ratio of the Property and the Related Properties at the time of transfer shall not be greater than 60%, as calculated by Beneficiary;

        (6) Beneficiary has received from the Trustor or the proposed third party transferee a fee equal to one percent (1%) of the outstanding principal balance of the Note and the Related Notes at the time of the proposed transferee's assumption of the Loan and the Related Loans;

        (7) The proposed third party transferee shall have expressly assumed Trustor's obligations under the Loan Documents, the Unsecured Indemnity Agreement and the Other Unsecured Indemnity Agreements pursuant to documents in form and substance acceptable to Beneficiary and, if required by Beneficiary, additional liable parties shall execute a guaranty of non-recourse carveouts acceptable to Beneficiary with respect to events arising from and after the date of transfer;

        (8) The proposed third party transferee has a net worth of at least $500,000,000 in the aggregate;

                                       25                                Group 4

           (9) The proposed third party transferee or its agent is experienced in the ownership, management and leasing of properties similar to the Property, as determined by Beneficiary;

           (10) Beneficiary has obtained such title endorsements as Beneficiary requires in connection with the proposed Third Party Transfer and has received from the transferor or the proposed third party transferee all costs and expenses incurred by Beneficiary in connection with the proposed Third Party Transfer, if any, including without limitation title insurance premiums (including premiums for endorsements), documentation and recording costs, and reasonable attorneys' costs and fees;

           (11) If the Loan has been securitized, Beneficiary shall have received confirmation acceptable to Beneficiary in its sole discretion that the assumption of the Loan by the proposed third party transferee will not result in an adverse change in the rating of such Securities by any Rating Agency; and

           (12) Trustor acknowledges that no transfer shall release Trustor from liability hereunder or under any other Loan Documents, the Unsecured Indemnity Agreement or the Other Unsecured Indemnity Agreements with respect to events arising or occurring prior to the date of the Third Party Transfer.

     (d) From and after the occurrence of a Third Party Transfer, Section 10.01(c) of this Deed of Trust shall be of no further force or effect, and
Section 10.01(a) of this Deed of Trust shall be deemed to read as follows:

             "(a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or in the partners, or stockholders, or members or beneficiaries of, Trustor or of any of Trustor's constituents or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of the Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers")".

Section 10.02 PROHIBITION ON SUBORDINATE FINANCING. Trustor shall not incur or
              ------------------------------------
permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any pledge or encumbrance of any general partnership interest in Trustor.

Section 10.03 RESTRICTIONS ON ADDITIONAL OBLIGATIONS. During the term of the
              --------------------------------------
Loan, Trustor shall not, without the prior written consent of Beneficiary, become liable with respect to any indebtedness or other obligation except for
(i) the Loan, (ii) Leases entered into in the ordinary course of owning and operating the Property for the Use, (iii) other liabilities incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, (iv) liabilities or indebtedness disclosed in writing to and approved by Beneficiary on or before the Execution Date, and (v) any other single item of indebtedness or liability which does not exceed $25,000 or, when aggregated with other items or indebtedness or liability, does not exceed $100,000; provided, however, that the foregoing provisions shall be of no force and effect so long as Kilroy Realty, L.P., a Delaware limited partnership, is the Trustor hereunder.

                                       26                                Group 4

Section 10.04 STATEMENTS REGARDING OWNERSHIP. Trustor agrees to submit or cause
              ------------------------------
to be submitted to Beneficiary within thirty (30) days after December 3lst of each calendar year during the term of this Deed of Trust and ten (10) days after any written request by Beneficiary, a sworn, notarized certificate, signed by an authorized (i) individual who is Trustor or one of the individuals comprising Trustor, (ii) member of Trustor, (iii) general partner of Trustor or (iv) officer of Trustor, as the case may be, stating whether (x) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any general partnership interest in Trustor has been made by Trustor and if so, to whom; or (z) there has been any change in the individual(s) or entities comprising the general partners of Trustor from those on the Execution Date, and if so, a description of such change or changes; provided, however, that from and after the occurrence of a Third Party Transfer, this subsection 10.04(z) shall be amended to read as follows, "(z) there has been any change in the individual(s) comprising Trustor or in the partners, members, stockholders or beneficiaries of Trustor from those on the Execution Date, and if so, a description of such change or changes".

                                   ARTICLE XI
                              DEFAULTS AND REMEDIES

Section 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a
              -----------------
material breach of Trustor's covenants in this Deed of Trust and shall constitute a default ("Event of Default"):

     (a) The failure of Trustor to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Beneficiary or otherwise, within seven (7) days of the due date of such payment;

     (b) The failure of Trustor to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure from Beneficiary;

     (c) The filing by Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness (an "Insolvent Entity") of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy which is not dismissed within sixty (60) days, or an Insolvent Entity's adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due;

     (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Trustor, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading;

                                       27                                Group 4

     (e) If Trustor shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Trustor's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; or

     (f) If any guarantor of the Secured Indebtedness defaults in the performance of its obligations under any guaranty.

Section 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default
              ---------------------
the Secured Indebtedness shall, at the option of Beneficiary, become immediately due and payable, without further notice or demand, and Beneficiary may undertake any one or more of the following remedies:

     (a) Foreclosure. Institute a foreclosure action in accordance with the law
         -----------
of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Beneficiary may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Beneficiary; and/or

     (b) Power of Sale. Institute a non-judicial foreclosure proceeding in
         -------------
compliance with applicable law in effect on the date foreclosure is commenced for the Trustee to sell the Property either as a whole or in separate parcels as Beneficiary may determine at public sale or sales to the highest bidder for cash, in order to pay the Secured Indebtedness. If the Property is sold as separate parcels, Beneficiary may direct the order in which the parcels are sold. Trustee shall deliver to the purchaser a Trustee's deed or deeds without covenant or warranty, express or implied. Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time may further postpone the sale by public announcement in accordance with applicable law; and/or

     (c) Entry. Enter into possession of the Property, lease the Improvements,
         -----
collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Beneficiary, in Beneficiary's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

     (d) Receivership. Have a receiver appointed to enter into possession of the
         ------------
Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Beneficiary shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness. Trustor, the general partner of Trustor and any guarantor of the Secured Indebtedness shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Beneficiary or any receiver shall not affect or cure any Event of Default. Beneficiary's rights hereunder include its rights under California Code of Civil Procedure Section 564, as such Section may be amended from time to time; and/or

     (e) Action for Breach of Contract. In accordance with California Code of
         -----------------------------
Civil Procedure Section 736, as such Section may be amended from time to time, Beneficiary may bring an action for breach of

                                       28                                Group 4
contract against Trustor for breach of any "environmental provision" (as such term is defined in such Section) made by Trustor herein or in any other Loan Document, for the recovery of damages and/or for the enforcement of the environmental provision; and/or

     (f) Waiver of Security. In accordance with California Code of Civil
         ------------------
Procedure Section 726.5, as such Section may be amended from time to time, Beneficiary may waive the security of this Deed of Trust and the Related Deeds of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law. Trustor and Beneficiary acknowledge that pursuant to California Code of Civil Procedure
Section 726.5, Beneficiary's rights under this Section 11.02 are limited to instances in which Trustor or any affiliate, agent, cotenant, partner or joint venturer of Trustor either (i) caused, contributed to, permitted or acquiesced in the release (as defined in such Section 726.5) or threatened release of Hazardous Materials, or (ii) had actual knowledge or notice of such release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust and failed to disclose such release or threatened release to Beneficiary in writing after Beneficiary's written request for information concerning the environmental condition of the Property, unless Beneficiary otherwise obtained actual knowledge of such release or threatened release prior to the execution and delivery of this Deed of Trust and the Related Deeds of Trust.

     In the event Beneficiary elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust or the Related Deeds of Trust and proceed against Trustor on an unsecured basis, the valuation of the Real Property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such referee shall be an M.A.I. appraiser selected by Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Trustor and Beneficiary, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time.

Section 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the
              -------------------------------
Property pursuant to Section 11.02 of this Deed of Trust, to the extent permitted by law, the Beneficiary shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

Section 11.04 WAIVER OF JURY TRIAL. To the fullest extent permitted by law,
              --------------------
Trustor and Beneficiary HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Note, this Deed of Trust or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action

                                       29                                Group 4
in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

Section 11.05 BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS. Trustor
              ----------------------------------------------------
agrees that, if Trustor fails to perform any act or to pay any money which Trustor is required to perform or pay as and when required under the Loan Documents, Beneficiary may make the payment or perform the act at the cost and expense of Trustor and in Trustor's name or in its own name. Any money paid by Beneficiary under this Section 11.05 shall be reimbursed to Beneficiary in accordance with Section 11.06.

Section 11.06 BENEFICIARY REIMBURSEMENT. All payments made, or funds expended or
              -------------------------
advanced by Beneficiary pursuant to the provisions of any Loan Document, shall
(1) become a part of the Secured Indebtedness, (2) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (3) become due and payable by Trustor upon demand by Beneficiary, and (4) bear interest at the Default Rate (as defined in the Note) from the date of such demand; provided, however, that any payments made, or funds expended or advanced by Beneficiary, for reasons other than to protect the priority or validity of Beneficiary's security lien on the Property or to prevent or cure an Event of Default hereunder, shall not become a part of the Secured Indebtedness and shall not bear interest until ten (10) business days after Trustor's receipt of written demand for such amounts. Trustor shall reimburse Beneficiary within ten (10) business days after receipt of written demand for such amounts.

Section 11.07 FEES AND EXPENSES. If Beneficiary becomes a party (by intervention
              -----------------
or otherwise) to any action or proceeding affecting, directly or indirectly, Trustor with respect to the Secured Indebtedness, the Property or the title thereto or Beneficiary's interest under this Deed of Trust, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Trustor shall reimburse Beneficiary in accordance with Section 11.06 for all expenses, costs, charges and reasonable legal fees incurred by Beneficiary (including, without limitation, the reasonable fees and expenses of experts and consultants), whether or not suit is commenced.

Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Trustor covenants and agrees that
              -------------------------------
in no event shall Beneficiary be liable for consequential damages, and to the fullest extent permitted by law, Trustor expressly waives all existing and future claims that it may have against Beneficiary for consequential damages.

Section 11.09 INDEMNIFICATION OF TRUSTEE. Except for gross negligence and
              --------------------------
willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All money received by Trustee shall be held in trust, but need not be segregated (except to the extent required by law), until used or applied as provided in this Deed of Trust. Trustee shall not be liable for interest on the money. Trustor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties (except to the extent such liability and expenses arise from the gross negligence or willful misconduct of Trustee).

Section 11.10 ACTIONS BY TRUSTEE. At any time, upon written request of
              ------------------
Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any entity for payment of the Secured Indebtedness or the effect of this Deed of Trust upon the remainder of the Property, Trustee may take such actions as Beneficiary may request which are permitted by this Deed of Trust or by applicable law.

Section 11.11 SUBSTITUTION OF TRUSTEE Beneficiary has the power and shall be
              -----------------------
entitled, at any time and from time to time, to remove Trustee or any successor trustee and to appoint another trustee in the place

                                       30                                Group 4
of Trustee or an successor trustee, by an instrument recorded in the Office of the Register of Deeds of the county or counties where the Property is located. The recorded instrument shall be conclusive proof of the proper substitution and appointment of the successor Trustee without the necessity of any conveyance from the predecessor Trustee.

                                   ARTICLE XII
                    TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01  PARTICIPATION AND SALE OF LOAN.
               -------------------------------

     (a) Beneficiary may sell, transfer or assign its entire interest or one or more participation interests in the Loan and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Beneficiary may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Beneficiary may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Beneficiary now has or may hereafter acquire relating to the Secured Indebtedness and to Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness and the Property, whether furnished by Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or otherwise, as Beneficiary determines necessary or desirable.

     (b) Trustor will cooperate with Beneficiary and the Rating Agencies in furnishing such information and providing such other assistance, reports and legal opinions as Beneficiary may reasonably request in connection with any such transaction, at no material cost to Trustor. In addition, Trustor acknowledges that Beneficiary may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Beneficiary's possession or which Beneficiary is entitled to receive under the Loan Documents, with respect to the Loan, Trustor, any general partner of Trustor, any guarantor of the Secured Indebtedness or the Property. Trustor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases or the financial condition of Trustor, any general partner of Trustor or any guarantor of the Secured Indebtedness as may be requested by Beneficiary, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.

Section 12.02 REPLACEMENT OF NOTE. Upon notice to Trustor of the loss, theft,
              -------------------
destruction or mutilation of the Note, Trustor will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

Section 12.03 TRUSTOR'S ESTOPPEL. Within ten (10) business days after a request
              ------------------
by Beneficiary, Trustor shall furnish an acknowledged written statement in form satisfactory to Beneficiary (i) setting forth the amount of the Secured Indebtedness, (ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Beneficiary

                                       31                                Group 4
may reasonably request. If Trustor does not furnish an estoppel certificate within the 10 business-day period, Trustor appoints Beneficiary as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

Section 12.04 FURTHER ASSURANCES. Trustor shall, without expense to Beneficiary
              ------------------
and/or Trustee, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Beneficiary and/or Trustee shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Beneficiary and/or Trustee the Property and rights conveyed or assigned by this Deed of Trust or which Trustor may become bound to convey or assign to Beneficiary and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Deed of Trust. If Trustor fails to comply with the terms of this Section, Beneficiary may, at Trustor's expense, perform Trustor's obligations for and in the name of Trustor, and Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact to do so. The appointment of Beneficiary as attorney-in-fact is coupled with an interest.

Section 12.05 SUBROGATION. Beneficiary shall be subrogated to the lien of any
              -----------
and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.

                                  ARTICLE XIII
                               SECURITY AGREEMENT

Section 13.01 SECURITY AGREEMENT.
              ------------------

          THIS DEED OF TRUST CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS DEED OF TRUST CONSTITUTES A SECURITY AGREEMENT UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BENEFICIARY MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR BENEFICIARY MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH BENEFICIARY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS DEED OF TRUST. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS DEED OF TRUST IS RELEASED OR SATISFIED OF RECORD.

Section 13.02 REPRESENTATIONS AND WARRANTIES.
              -------------------------------

          Trustor warrants, represents and covenants as follows:

          (a) Trustor owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Beneficiary in writing. Trustor will notify Beneficiary of, and will protect, defend and indemnify Beneficiary against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

                                       32                               Group 4

          (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Trustor's business.

          (c) Trustor will not remove the Personal Property without the prior written consent of Beneficiary, except the items of Personal Property which are consumed, obsolete or worn out in ordinary usage shall be promptly replaced by Trustor with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

Section 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to
              ----------------------------
Beneficiary in this Deed of Trust shall not be construed to limit or impair the lien of this Deed of Trust or the rights of Beneficiary with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is
              ----------------------------------------------------
understood and agreed that in order to protect Beneficiary from the effect of U.C.C. Section 9324, as amended from time to time and as enacted in the State, in the event that Trustor intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

          (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Trustor shall obtain the prior written approval of Beneficiary, which approval shall be granted or withheld in Beneficiary's good faith discretion. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures; (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest. Any such written approval shall be in the form provided by Beneficiary, and shall be negotiated in good faith, and any third party out of pocket costs incurred by Beneficiary in connection therewith shall be at Trustor's sole cost and expense.

          (b) Trustor shall pay all sums and perform all obligations secured by the security agreement. A default by Trustor under the security agreement shall constitute a default under this Deed of Trust. If Trustor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may pay the secured amount and Beneficiary shall be subrogated to the rights of the holder of the purchase money security interest.

          (c) Beneficiary shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

          (d) The provisions of subparagraphs (b) and (c) of this Section 13.04 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Deed of Trust in a manner satisfactory to Beneficiary.

                                       33                               Group 4

                                   ARTICLE XIV
                     SUBSTITUTIONS AND RELEASES OF PROPERTY

Section 14.01 RIGHT OF SUBSTITUTION. Trustor shall have the right, exercisable
              ---------------------
from time to time, to substitute different property (the "Substituted Property") for up to four of the eleven properties listed on Schedule 1 attached hereto constituting the Property and the Related Properties (as such term is defined in Section 14.01(j), below) on the Execution Date, on the following terms and conditions, as determined by Beneficiary:

          (a) Trustor shall not be permitted to substitute a Substituted Property for any portion of the Property or the Related Properties more than one time per year;

          (b) Trustor shall concurrently with such substitution pay a processing fee of $25,000 per Substituted Property to the Beneficiary;

          (c) the appraised value (as determined by Beneficiary or an appraiser solely approved by Beneficiary), the cost of which will be borne by Trustor) and twelve-month net operating income from the Substituted Property must be equal to or greater than that of the portion of the Property being replaced (the "Replaced Property") on the date of substitution;

          (d) the Substituted Property shall be similar with respect to product type, age, building construction design and quality, and tenant quality as the Replaced Property;

          (e) leasehold property may not be substituted for a Replaced Property owned in fee;

          (f) there shall not exist an Event of Default under the Loan Documents, Unsecured Indemnity Agreement or Other Unsecured Indemnity Agreements at the time of Trustor's request or at the time of the substitution;

          (g) Trustor shall be solely responsible for all costs related to such substitution, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects and consultants and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any request for substitution, and as a condition to such substitution, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such substitution;

          (h) each Substituted Property and each Replaced Property shall be a separate subdivided parcel and (1) neither the operation of or any rights enjoyed by the Related Properties shall be adversely affected by the substitution of the Substituted Property for the Replaced Property, and (2) neither the operation of or rights enjoyed by the Substituted Property shall be adversely affected by, or dependent upon, any property other than property secured by this Deed of Trust or the Related Deeds of Trust; and

          (i) Trustor shall execute such documents as Beneficiary may require to encumber the Substituted Property and amend the Loan Documents to reflect the replacement of the Substitute Property for the Replaced Property.

                                       34                               Group 4

          (j) The term "Related Properties" shall mean the property described in and secured by the Related Deeds of Trust.

Section 14.02 RELEASE PROVISION. Commencing on the first day of the forty-ninth
              -----------------
(49th) month following the Execution Date, Trustor shall have the right, exercisable from time to time, to request that Beneficiary release up to three individual subdivided parcels (each a "Release Property") of the Property and the Related Properties during the term hereof from the liens of the Deed of Trust and the Related Deeds of Trust upon satisfaction of the following terms and conditions as determined by Beneficiary:

          (a) Trustor will not be entitled to request the release of more than one Release Property per calendar year;

          (b) Trustor shall pay a processing fee of $25,000 per Release
Property;

          (c) all releases will be subject to payment of a release price (the "Release Price") in the amount of 110% of the Allocated Loan Amount for the Release Property, together with any interest accrued thereon, plus a Prepayment Fee (as defined in the Note), which for purposes of a release shall be equal to the greater of (A) the difference between (x) and (y), where (x) is the present value of all remaining payments of principal and interest on 110% of the outstanding Allocated Loan Amount for the Release Property as set forth on
Schedule 1, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate (as defined in the Note) compounded semi-annually, and (y) is 110% of the Allocated Loan Amount for the Release Property as set forth on
Schedule 1, or (B) one percent of 110% of the Allocated Loan Amount for the Release Property as set forth on Schedule 1, plus all other sums due and payable under the Loan Documents for the applicable Release Property; and Beneficiary may apply the excess ten percent (10%) prepaid hereunder, in its sole discretion, to pay any sums due hereunder and/or under any Loan Documents or to the prepayment of any principal pertaining thereto (with respect to which no Prepayment Fee shall be due);

          (d) there shall not exist an Event of Default under the Loan Documents either at the time of Trustor's request for release or at the time of the release;

          (e) Trustor shall be solely responsible for all costs related to such release, including, but not limited to, reasonable attorneys' fees or fees related to appraisers, engineers, architects, counsel and the cost of endorsements to Beneficiary's title policy for the Property and the Related Properties required by Beneficiary, in connection with any such release, and as a condition to such release, Trustor shall have provided evidence to Beneficiary that Trustor has paid, or made arrangement satisfactory to Beneficiary for the payment of, all such costs which became due and payable prior to or concurrently with such release; and

          (f) each Release Property shall be a separate subdivided parcel and neither the operation of or any rights enjoyed by the remaining Related Properties shall be affected by the release of such Release Parcel.

                                   ARTICLE XV
                             MISCELLANEOUS COVENANTS

Section 15.01 NO WAIVER. No single or partial exercise by Beneficiary and/or
              ---------
Trustee, or delay or omission in the exercise by Beneficiary and/or Trustee, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Beneficiary shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan

                                       35                               Group 4

Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

Section 15.02 NOTICES. All notices, demands and requests given or required to be
              -------
given by, pursuant to, or relating to, this Deed of Trust shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

Section 15.03 HEIRS AND ASSIGNS; TERMINOLOGY.
              ------------------------------

          (a) This Deed of Trust applies to Beneficiary, Trustee and Trustor, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Trustor" shall include both the original Trustor and any subsequent owner or owners of any of the Property. The term "Beneficiary" shall include both the original Beneficiary and any subsequent holder or holders of the Note. The term "Trustee" shall include both the original Trustee and any subsequent successor or additional trustee(s) acting under this Deed of Trust.

          (b) In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Section 15.04 SEVERABILITY. If any provision of this Deed of Trust should be
              ------------
held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Deed of Trust except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Beneficiary may, at its option, declare the Secured Indebtedness immediately due and payable.

Section 15.05 APPLICABLE LAW. This Deed of Trust shall be construed and enforced
              --------------
in accordance with the laws of the State.

Section 15.06 CAPTIONS. The captions are inserted only as a matter of
              --------
convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Deed of Trust.

Section 15.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to
              -------------------
all of Trustor's obligations under this Deed of Trust and the other Loan Documents.

Section 15.08 NO MERGER. In the event that Beneficiary should become the owner
              ---------
of the Property, there shall be no merger of the estate created by this Deed of Trust with the fee estate in the Property.

Section 15.09 NO MODIFICATIONS. This Deed of Trust may not be changed, amended
              ----------------
or modified, except in a writing expressly intended for such purpose and executed by Trustor and Beneficiary.

Section 15.10 SECURITIES REPRESENTATIONS. Trustor hereby represents and warrants
              --------------------------
to Beneficiary that the limited partnership interests in Trustor have been issued in accordance with all applicable federal and state securities laws, or available exemptions from such securities laws, including, but not limited to, the Securities Act of 1933, as amended, and the Delaware Uniform Limited Partnership Act. The limited partners of Trustor have been properly notified of all applicable securities laws and related restrictions on their ability to

                                       36                               Group 4
transfer, sell or otherwise dispose of their partnership interests in Trustor. Each certificate has been issued in substantially the form of Exhibit D to the Partnership Agreement of the Trustor. The name of Beneficiary is not and will not be in any of the offering materials provided or to be provided to any person, including, but not limited to, any of the limited partners of Trustor, except as a disclosure required by applicable state or federal securities laws, nor has there been any representation, whether written, oral or otherwise, that Beneficiary in any way has participated or endorsed any offering of the partnership interests in Trustor.

                                       37                               Group 4

          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, or has caused this Deed of Trust to be executed by its duly authorized representative(s) as of the Execution Date.


                                 TRUSTOR:

                                 KILROY REALTY, L.P.,
                                 A Delaware limited partnership

                                 By:   KILROY REALTY CORPORATION,
                                       A Maryland corporation,
                                       General Partner


                                            /s/ TYLER H. ROSE
                                       By:  ____________________________________
                                            Tyler H. Rose
                                            Senior Vice President and Treasurer

                                            /s/ TIMOTHY M. SCHOEN
                                       By:  ____________________________________
                                            Timothy M. Schoen
                                            Vice President

                                      S-1                               Group 4

                                   SCHEDULE 1
                                   ----------


                             ALLOCATED LOAN AMOUNTS


1.  3125 E. Coronado, Anaheim                   $6,200,000

2.  3130-3150 Miraloma, Anaheim                 $5,800,000

3.  13645 Alton Parkway, Irvine                 $8,700,000

4.  1145 North Ocean, Anaheim                   $2,800,000

5.  1201 North Miller, Anaheim                  $5,200,000

6.  1211 North Miller, Anaheim                  $8,000,000

7.  1231 North Miller, Anaheim                  $4,900,000

8.  3355 East La Palma, Anaheim                 $5,100,000

9.  925 and 1075 Lambert Road, Brea             $8,100,000

10. 5115 E. La Palma, Anaheim                   $10,300,000

11. 25902 Towne Center Drive, Foothill Ranch    $14,900,000



                                   Schedule-1                           Group 4

                                   EXHIBIT "A"
                                   -----------

                     TO DEED OF TRUST AND SECURITY AGREEMENT


                              PROPERTY DESCRIPTION
                              --------------------


                                      A-1                               Group 4

                                   EXHIBIT "B"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                               LEASING GUIDELINES
                               ------------------

"Leasing Guidelines" shall mean the guidelines approved in writing by Beneficiary, from time to time, with respect to the leasing of the Property. The following are the initial Leasing Guidelines:

     (a) All Leases shall be on the standard form of lease approved by Beneficiary in writing;

     (b) All Leases shall have an initial term of at least 3 years but not more than 10 years;

     (c) None of the Leases shall be for more than 100,000 square feet of net leasable area;

     (d) All Leases shall have an annual minimum rent payable of at least $6 per square foot on an absolute net basis (net of taxes, insurance and other operating expenses paid by the tenant), or its equivalent;

     (e) None of the Leases shall provide for a tenant improvement allowance, rental abatement, Lease reimbursements tendered separately from the Lease or other similar tenant concessions of more than $2 per square foot of net leasable area; and

     (e) No Leases shall be entered into if there is an Event of Default under any of the Loan Documents.

                                      B-1                               Group 4

                                   EXHIBIT "C"
                                   -----------

             TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                    RELATED NOTES AND RELATED DEEDS OF TRUST
                    ----------------------------------------

RELATED NOTES: Those certain promissory notes dated as of the Execution Date, made by Trustor to the order of Beneficiary, and more particularly described as follows:

     1. Promissory Note (Group 1), in the principal amount of $12,000,000

     2. Promissory Note (Group 2), in the principal amount of $23,600,000

     3. Promissory Note (Group 3), in the principal amount of $26,000,000


RELATED DEEDS OF TRUST: Those certain deeds of trust, security agreements and fixture filings dated as of the Execution Date, granted by Trustor to the Trustee named therein for the benefit of Beneficiary, and more particularly described as follows:

     1. Deed of Trust, Security Agreement and Fixture Filing (Group 1)

     2. Deed of Trust, Security Agreement and Fixture Filing (Group 2)

     3. Deed of Trust, Security Agreement and Fixture Filing (Group 3)

                                      C-1                               Group 4

STATE OF CALIFORNIA          )
                             )ss.
COUNTY OF ORANGE             )


          On December 26, 2001, before me, Sandy H. Kim, a Notary Public personally appeared Tyler H. Rose and Timothy M. Schoen, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


Signature /s/ Sandy H. Kim             (Seal)
         _____________________________


                                                                        Group 4